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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	20

Portfolio Summary (Unaudited)	40

Schedules of Investments	42

Statements of Assets and Liabilities	77

Statements of Operations	87

Statements of Changes in Net Assets	92

Financial Highlights	102

Notes to Financial Statements	139

Report of Independent Registered Public Accounting Firm	185

Additional Information (Unaudited)	187

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Shareholders’ Letter (Unaudited)	October 31, 2018

Dear Shareholders,

Investors Grow Cautious Despite Strong Corporate Fundamentals

Volatility during the final weeks of the 12-month reporting period ended October 31, 2018, illustrated investors’ increased focus on climbing interest rates, growing global trade tension and expectations of moderating earnings growth. In the process, investors shifted their focus from strong corporate fundamentals and a vibrant U.S. economy that has continued to surprise to the upside in terms of both revenues and earnings during another strong earnings season in the third quarter of 2018. The rapidity of this market selloff reminds us at Alger of past “bouts of doubt” that in recent years have proven to be excellent buying opportunities in U.S. equities.

With that in mind, I provide the following perspective on recent market volatility and I suggest that investors may be well served by taking a long-term approach to equities.

•                  First, we maintain that corporate earnings and economic growth can potentially support equity markets in the near term despite ongoing concerns regarding interest rates, trade tension and earnings growth. It is important to note that both the level of earnings and cash flow from U.S. companies continue to be impressive. The growth rates of earnings and cash flow clearly and even mechanically had to slow from the one-time boost in 2018 caused by the change in corporate tax rates versus 2017. However, these growth rates will not, in our view, be a sign of impending recession in 2019. By historical standards, 2018’s third quarter earnings and revenues growth (e.g., in the S&P 500 constituents) was, in fact, very impressive.

•                  As of the end of the reporting period, S&P 500 third quarter earnings increased 24.9%, which is the second fastest growth rate since the third quarter of 2010 and only slightly below the 25.2% growth rate of the second quarter of this year, according to FactSet Research. Analysts are projecting a 15.0% earnings growth rate for the final three months of 2018 and a 9.4% rate for calendar year 2019.

•                  While some signs of weakness appeared, often related to trade tensions and slow growth in other regions of the world, they were in many cases confined to specific industries. Innovation in the U.S. remains high and the growth drivers of the continuing digital and internet revolution, medical advances and breakthroughs to meet the demands of our large and aging population, as well as other trends in our society, are likely to continue to support an extended economic expansion into 2019.

•                  Another concern for many investors is that rising interest rates could curtail economic growth and hurt equity valuations. The U.S. economy, however, has been shrugging off higher interest rates and showing signs of continued strength such as a healthy labor market and GDP growth that increased to 3.5% on an annualized basis during the third quarter. By some estimates, the U.S. economy is expected to grow 3.0% this year, its strongest showing since 2005. We also believe that current equity valuations can potentially withstand higher interest rates. The earnings per share (EPS) yields of market benchmarks, such as the S&P 500, have historically been comparable to Treasury bonds. As Treasury yields change, equity valuations may also change to maintain an EPS yield that is comparable to that of bonds. As of the end of October, however, the S&P 500 EPS yield was approximately 300 basis points higher than that of Treasury bonds, which implies equity valuations may not be significantly impacted when interest rates increase. In sum, while the Fed is tightening, U.S. real interest rates are still very supportive of continued growth. Globally, the interest rate picture remains highly stimulative and “easy” as real rates, or interest rates minus inflation, in Europe, the United Kingdom and Japan are below 0%. China, meanwhile, is providing monetary stimulus. We also note that equity markets have traditionally generated gains as the Fed raises rates, as illustrated by tightening cycles starting in 1994, 1999 and 2004.

•                  Finally, we address the “time” element. In the view of some, because the U.S. economy has expanded for 10 years since 2009, it is simply too “old” a bull market to persist. From a fundamental perspective, the real question is not “time” but whether the economy has grown too much, i.e., whether economic output has reached levels that are unsustainable. The current period of expansion has generated cumulative economic growth of only 18% but various past economic recoveries of comparable length have advanced beyond 30% and some even above 50%. Viewed from that perspective, the current economic recovery likely still has a bright future. Recoveries have also been increasing in length, a result of improved inventory management, fiscal and monetary intervention and structural changes in the economy. (See chart below).

Long Runway to Catch Up?

Source: U.S. Bureau of Economic Analysis and Alger as of October 2018. Dates indicate beginning of measurement periods.

•                  Assuming the S&P 500 Index’s price-to-earnings ratio (P/E) based on forward earnings estimates remains constant next year and earnings for 2020 are expected to increase at a mid-to-upper single digit rate, the index price would increase by approximately the same amount. The potential price increase combined with the index’s 2% dividend yield would then result in a return in the upper single digit range. Most importantly, we believe that, as a result of the October selloff, the S&P 500’s P/E multiple of 15.7 has corrected more than is appropriate for the fundamental outlook. This P/E is currently at the long-term historical average for the S&P 500, yet we note many positive potential events including positive resolution of the trade tensions between the U.S. and China, improvement in European economies, Brexit becoming an economic “non-event” rather than the “catastrophe” some pundits predict, which is beginning to remind us of the “Y2K” doomsday predictions, and of course continuing U.S. growth, especially from a much strengthened yet still cautious U.S. consumer. If the P/E were to increase even to the level that existed at the end of the third quarter of 2018, the market return would be in the mid-teens.

•                  We acknowledge that the issues that have driven volatility may strengthen and drive additional market declines in the near future. We note that some of the rapid selling in October appears to have been driven by quantitative trading and also the closure of hedge funds with poor performance. We see this trend continuing into November and perhaps year-end. However, we believe that, as in the past, the best long-term investment strategy is to approach such market volatility, if it continues to the downside, as an opportunity to add to or initiate new investments in high quality growth companies, especially those that are either innovation or disruption leaders in their industries or have proven management with durable business models that have established their resiliency in past cycles. We strongly advise against “timing the market” by attempting to sell out near term and buy back in “when it’s all clear.” Time and time again academic research and common knowledge have shown that investors are very poor at making two such dramatic decisions. Investors who sold out in 2008, by and large, did not get back into the market in February 2009. But that was the ideal buying opportunity of the last decade. We have talked to countless investors who, up until September 30th of this year, bemoaned that they had “missed” the many opportunities to buy the leading growth stocks of this time, e.g., the “FAANG” stocks. We are specifically not advising that today is the time to buy any individual member of that group (or the many other stocks our Alger team identifies as high quality growth franchises). However, we firmly believe the recent selloff has likely already created a buying opportunity in these types of companies if one holds the long-term view and, whatever further short-term volatility or decline may occur, one holds through the cycle to the next leg of growth for these companies and the market.

Earnings, Markets and Optimism

Strong corporate earnings, record high levels of innovation and optimism about U.S. tax reform supported equities during the first 11 months of the reporting period, during which the S&P 500 Index generated an impressive 15.22% gain. Optimism, however, quickly plummeted in October when the 10-year Treasury bond yield reached 3.23%, its highest level since early 2011. For the reasons we’ve reviewed above, a broad selloff in equities occurred with the S&P 500 declining 9.27% from October 1 to October 29.

Growth Equities Dominate

Despite exhibiting weakness in October, growth stocks outperformed during the reporting period with the Russell 1000 Growth Index’s 10.71% return exceeding the benchmark’s value-focused counterpart by 7.67 percentage points. The broad market also performed strongly as depicted by the 7.35% return of the S&P 500 Index. Looking beyond the U.S., the MSCI ACWI ex USA Index declined 7.80% and the MSCI Emerging Markets Index declined 12.19% as investors grew increasingly concerned about trade conflicts while global economic growth appeared to be slowing.

Looking Ahead

As the economic recovery continues, we urge investors to focus on the long-term outlook for the U.S. economy and the world, and on a long-term strategy for investing. In closing, we remain optimistic regarding the outlook for equities, although we acknowledge that additional declines may occur in the near future. Our firm was started in 1964 and we have considerable experience in dealing with different phases of economic cycles. We believe that investing in high quality innovative companies with attractive products and maintaining a long-term, patient approach is the best way to weather the ebb and flow of economic cycles.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 8.15% for the fiscal 12-month period ended October 31, 2018, compared to the 10.71% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. The Health Care and Financials sectors provided the largest contributions to relative performance.

Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Visa, Inc., Cl. A; and UnitedHealth Group, Inc. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

Consumer Staples and Information Technology were among the sectors that detracted from relative performance. Regarding individual positions, Applied Materials, Inc.; Facebook, Inc., Cl. A; Alibaba Group Holding Ltd.; Broadcom, Inc.; and Vulcan Materials Co. were among the top detractors from performance. Facebook’s social network that bears the company’s name is one of the world’s largest social networks. Facebook also owns the Instagram social network and WhatsApp, a messaging service. We are excited about the growth of user activity within Instagram and WhatsApp. Facebook is also benefiting from the growth of digital marketing and it continues to take advertising market share from print, radio and TV mediums because the company’s platforms provide robust returns on spending for advertisers. Facebook shares underperformed because investors became concerned about weakening consumer engagement at the company’s Facebook property and increasing operating costs associated with improving data privacy and content quality.

Alger International Focus Fund

The Alger International Focus Fund returned -14.35% for the fiscal 12-month period ended October 31, 2018, compared to the -7.80% return of the MSCI ACWI ex USA Index. Prior to August 15, 2018, the Fund was named the Alger International Growth Fund. The Fund’s current portfolio managers, Gregory Jones, CFA, and Pragna Shere, CFA, who are both Alger senior vice presidents and portfolio managers, assumed portfolio management of the Fund on March 28, 2018, and have since transitioned the Fund into a portfolio that generally holds fewer than 50 positions.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services.

The Communication Services and Real Estate sectors provided the largest contributions to relative performance. From a country perspective, stock selection resulted in Japan, Germany, South Korea, Austria and the Netherlands providing the largest contributions to relative performance.

Among individual positions, Open House Co., Ltd.; Hindustan Unilever Ltd.; Unicharm Corp.; Sony Corp.; and Don Quijote Holdings Co., Ltd. were the top contributors to performance. Unicharm is a Japanese manufacturer of baby, feminine, pet care, health care, cosmetics and household products. Its products include infant and adult diapers, household cleaning wipes and feminine hygiene products. Unicharm has generated strong earnings that have exceeded expectations as raw material costs have risen less than expected and international operations have performed better than forecasted.

Detractors from Performance

Health Care and Information Technology were among the sectors that detracted from results. From a country perspective, stock selection resulted in Argentina, Brazil, Canada and the United Kingdom being the largest detractors from performance. Regarding individual positions, Grupo Financiero Galicia SA Sponsored ADR; Indivior PLC; Kweichow Moutai Co., Ltd. Cl. A; Keyence Corp.; and UT Group Co., Ltd. were the top detractors from performance. Grupo Financiero Galicia is one of Argentina’s leading financial institutions and in recent years has generated top ranked growth and profitability among global banks. At the same time, it has maintained a strong capital base and moderate credit costs. A macroeconomic storm, including inflation that has substantially exceeded expectations, weakening foreign exchange reserves and declining values of the Argentina peso, have overshadowed the bank’s strength, causing its shares and shares of other Argentinian banks to underperform.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 5.78% for the fiscal 12-month period ended October 31, 2018, compared to the 6.14% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Communication Services. The Health Care and Financials sectors provided the greatest contributions to relative performance.

Among individual holdings, ABIOMED, Inc.; Sarepta Therapeutics, Inc.; Tandem Diabetes Care, Inc.; Burlington Stores, Inc.; and Illumina, Inc. were among the top contributors to performance. ABIOMED develops and manufactures devices that assist or replace the pumping function of a failing heart. ABIOMED’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Adoption of ABIOMED’s Impella products has continued to grow and we believe the platform is becoming a new standard of care. The company also has potential for expanding its addressable market with new product launches and by expanding across adjacent patient populations. ABIOMED shares have performed strongly in response to the company’s margin expansion in the midst of aggressively investing in growth opportunities.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were among the sectors that detracted from results. Among individual positions, TESARO, Inc.; Clovis Oncology, Inc.; Lam Research Corp.; Microchip Technology, Inc.; and Coherent, Inc. were the biggest detractors from performance. TESARO is a biopharmaceutical company dedicated to improving the lives of cancer patients by developing and providing safer and more effective therapeutics and supportive care products. The company’s shares detracted from performance due to diminishing sales expectations for its Zejula product, which is used for treating various forms of recurrent fallopian tube and ovarian cancers that haven’t responded to other forms of treatments.

Alger SMid Cap Focus Fund

The Alger SMid Cap Focus Fund generated a 15.02% return during the fiscal 12-month period ended October 31, 2018, compared to the 5.52% return of the Russell 2500 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Materials. The Consumer Discretionary and Information Technology sectors provided the greatest contributions to performance. Among individual positions, Chegg, Inc.; Wayfair, Inc., Cl. A; Canada Goose Holdings, Inc.; Everbridge, Inc.; and Insulet Corp. provided the greatest contributions to performance. Wayfair is an online retailer that specializes in furniture, rugs, lighting, and other household goods. The company has been aggressively investing in technology, logistics systems and international expansion.

These efforts have borne fruit with the company’s revenues, market share and new clients increasing at an accelerating pace.

Detractors from Performance

The Health Care and Communication Services sectors were among the sectors that detracted from results. Among individual positions, Portola Pharmaceuticals, Inc.; Puma Biotechnology, Inc.; WageWorks, Inc.; ACADIA Pharmaceuticals, Inc.; and Intarcia Therapeutics, Inc., Series DD were among the top detractors from performance. Puma Biotech is an innovative development stage biopharmaceutical company with a focus on cancer treatments. It is developing Nerlynx (neratinib) as an extended adjuvant treatment for certain types of breast cancer. Adjuvant treatments are used along with primary treatments to improve patient results. Sales of neratinib, including new patient sales, continue to meet the company’s goals. The company also received marketing approval from the European Medicines Agency (EMA) for Nerlynx. We maintain that Puma stock underperformed because investors incorrectly believe that sales among new patients are not accelerating and could limit revenue growth. We believe, however, that the market of prescribing physicians for Nerlynx is currently underpenetrated and that physicians that already prescribe the medication have been increasing their use of the product.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 14.94% for the fiscal 12-month period ended October 31, 2018, compared to the 4.13% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Health Care and Information Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Health Care and Consumer Discretionary sectors provided the greatest contributions to relative performance. Among individual positions, ABIOMED, Inc.; Quidel Corp.; Inogen, Inc.; CareDx, Inc.; and Veeva Systems, Inc. Cl. A were the largest contributors to performance. Shares of ABIOMED outperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Financials and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, Cognex Corp.; LendingClub Corp.; WageWorks, Inc.; Blackbaud, Inc.; and Lions Gate Entertainment Corp., Cl. A were the biggest detractors from performance. Cognex Corp. is a leader in machine vision technology that captures and analyzes visual information to automate and improve manufacturing and associated processes. Among other functions, manufacturers use Cognex technology to locate, track, identify, and inspect items in the production process. Cognex shares underperformed in large part due to the company’s exposure to Apple and the slowdown in iPhone sales and sales of other smartphones, particularly as it pertains to phones with organic light-emitting diode (OLED) display screens. However, we believe Cognex is benefiting from a number of secular trends, including ongoing warehouse and factory automation and increasing machine vision penetration across a number of industries, including logistics, which is helping offset the adverse impacts of recent weakness in consumer electronics.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 27.72% during the fiscal 12-month period ended October 31, 2018, compared to the 4.13% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the Health Care and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Health Care and the largest underweight was Industrials. The Health Care and Information Technology sectors were the most important contributors to performance.

Among individual positions, CareDx, Inc.; ABIOMED, Inc.; Inogen, Inc.; Tactile Systems Technology, Inc.; and Quidel Corporation provided the greatest contributions to performance. Shares of ABIOMED outperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Consumer Staples and Communication Services sectors were the biggest detractors from performance.

Among individual positions, WageWorks, Inc.; Universal Display Corp.; Cognex Corp.; Avalara Inc.; and Blackbaud, Inc. were the biggest detractors from results. Shares of Cognex underperformed in response to developments described in the Alger Small Cap Growth Fund discussion.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 14.92% for the fiscal 12-month period ended October 31, 2018, compared to the 7.35% return of the S&P 500 Index and the 11.90% return of the Russell 3000 Healthcare Index.

Contributors to Performance

Sarepta Therapeutics, Inc.; ABIOMED, Inc.; Tandem Diabetes Care, Inc.; UnitedHealth Group Inc.; and DexCom, Inc. were the top contributors to performance. Shares of ABIOMED outperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

TESARO, Inc.; Clovis Oncology, Inc.; Bristol-Myers Squibb Co.; Incyte Corp.; and Spark Therapeutics, Inc. were among the top detractors from performance. Shares of TESARO underperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 5.78% for the fiscal 12-month period ended October 31, 2018, compared to the 7.35% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest underweight was Information Technology. The Financials and Energy sectors provided the greatest contributions to relative performance. Among individual positions, Microsoft Corp.; Apple,

Inc.; Boeing Co.; CME Group, Inc. Cl. A; and Eli Lilly and Co. were the top contributors to performance. Apple is a leading technology provider in smartphones, computers and online services. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises. The shares contributed to performance in response to continuing growth of iOS as users continue to enter the operating system and increase their spending on services such as music, apps and Apple Pay.

Detractors from Performance

The Consumer Discretionary and Information Technology sectors were the largest detractors from performance. Among individual positions, Broadcom, Inc.; General Electric Co.; Western Digital Corp.; Bristol-Myers Squibb Co.; and Facebook, Inc., Cl. A were the top detractors from performance. Shares of Facebook underperformed in response to developments described in the Alger Capital Appreciation Fund discussion.

Alger 25 Fund

Class P shares of the Alger 25 Fund generated a 6.10% return from the Fund’s December 28, 2017, inception date to October 31, 2018. During the same time period, the S&P 500 Index generated a 2.48% return.

Contributors to Performance

For the reporting period, the Fund’s largest sector weightings were Information Technology, Financials and Consumer Discretionary. The Information Technology sector was the largest sector overweighting. The Fund had no exposure to Consumer Staples, Energy or Utilities. The Financials and Industrials sectors provided the largest contributions to relative performance. Regarding individual holdings, Amazon.com, Inc.; Microsoft Corp.; salesforce. com, Inc.; Apple, Inc.; and Visa, Inc., Cl. A were the top contributors to performance. Shares of Amazon.com performed strongly in response to developments described in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Materials and Real Estate sectors detracted from performance. Regarding individual positions, Applied Materials, Inc.; Vulcan Materials Co.; Equinix, Inc.; Altaba, Inc.; and Universal Display Corp. were among the top detractors from performance. Universal Display develops and manufactures organic light emitting diode (OLED) technologies and materials that are used for display screens in computers, smartphones, televisions and automobiles. The company’s unique positioning has allowed it to capitalize on the growing use of OLED across a broad set of customers in multiple industries. Performance of Universal Display shares weakened after the company provided fiscal year-end revenue guidance that was below expectations, further fueling speculation that growth may be peaking for Apple’s OLED-based iPhone X and that Apple may not use OLED in its new low-end iPhone model.

Alger 35 Fund

Class P shares of the Alger 35 Fund generated a 3.80% return from the Fund’s March 29, 2018, inception date to October 31, 2018. During the same time period, the S&P 500 Index generated a 3.79% return.

Contributors to Performance

For the reporting period, Information Technology, Consumer Discretionary and Health Care were the largest sector weightings. Information Technology and Consumer Discretionary were the largest sector overweightings. The Fund had no exposure to the Consumer Staples, Materials, Utilities or Energy sectors. The Information Technology and Industrials sectors provided the greatest contributions to relative performance.

Regarding individual holdings, Apple, Inc.; Microsoft Corp., Vail Resorts, Inc.; Intuitive Surgical, Inc.; and Adobe, Inc. were the top contributors to performance. Shares of Apple performed strongly in response to developments described in the Alger Growth & Income discussion.

Detractors from Performance

From a sector perspective, the Health Care and Communication Services were the largest detractors from relative performance. Regarding individual holdings, Cantel Medical Corp.; Applied Materials, Inc.; Tencent Holdings Ltd.; Square, Inc., Cl. A; and GrubHub, Inc. were the top detractors from results. Tencent operates the largest online ecosystem in China. During the third quarter of 2018, Tencent management said regulatory matters delayed the monetization of some of the company’s new mobile games. Concerns about U.S. and China tariffs also led investors to sell Chinese equities including shares of Tencent.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer

Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of Funds discussed above other than the Alger 25 Fund and the Alger 35 Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2018.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger International Focus Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Mid Cap Growth Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger SMid Cap Focus Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Health Sciences Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. A private placement is an offering of a company’s securities not registered with the SEC and not offered to the public. Less information may be available or disclosed about such companies than about publicly offered companies. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid and may require holding such positions for longer periods. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Growth & Income Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Companies may cut or fail to declare dividends due to market downturns or other reasons. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.

Alger 25 Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger 35 Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Because the Manager is partially compensated according to the Fund’s performance relative to an index, the Manager may have an incentive to invest in riskier securities in order to receive the maximum performance adjustment to its management fee.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  Russell 1000 Growth Index: An unmanaged index designed to measure the performance of the largest 1000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA is an unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.

•                  MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

•                  Russell 3000 Healthcare Index: An index designed to measure the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

•                  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

•                  Russell 2500 Growth Index: An unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 2000 Growth Index: An unmanaged index designed to measure the performance of the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 9/30/18 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	18.94%	14.51%	13.84%	9.83%
Alger Capital Appreciation Class B (Inception 11/1/93)	19.62%	14.63%	13.69%	9.80%
Alger Capital Appreciation Class C (Inception 7/31/97)*	23.66%	14.89%	13.59%	9.63%
Alger Capital Appreciation Class Z (Inception 12/29/10)	25.97%	16.13%	n/a	15.25%

Alger International Focus Class A (Inception 12/31/96)	(6.25)%	2.26%	5.21%	5.07%
Alger International Focus Class B (Inception 11/11/86)	(6.40)%	2.28%	5.21%	5.03%
Alger International Focus Class C (Inception 7/31/97) *	(2.76)%	2.57%	4.95%	4.87%
Alger International Focus Class I (Inception 5/31/13)	(0.84)%	3.55%	n/a	4.64%
Alger International Focus Class Z (Inception 12/29/10)	(0.58)%	3.83%	n/a	5.76%

Alger Mid Cap Growth Class A (Inception 12/31/96)	19.49%	11.22%	10.53%	9.04%
Alger Mid Cap Growth Class B (Inception 5/24/93)	20.27%	11.36%	10.47%	9.00%
Alger Mid Cap Growth Class C (Inception 7/31/97) *	24.05%	11.53%	10.21%	8.43%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	26.46%	n/a	n/a	10.97%

Alger SMid Cap Focus Class A (Inception 5/8/02)	29.02%	13.42%	12.41%	10.12%
Alger SMid Cap Focus Class C (Inception 5/8/02)	34.13%	13.77%	12.13%	9.87%
Alger SMid Cap Focus Class I (Inception 8/5/07)	36.12%	14.64%	13.07%	10.53%
Alger SMid Cap Focus Class Y (Inception 8/31/17) *	36.82%	n/a	n/a	39.91%
Alger SMid Cap Focus Class Z (Inception 12/29/10)	36.60%	15.03%	n/a	13.81%

Alger Small Cap Growth Class A (Inception 12/31/96)	29.53%	11.06%	11.97%	5.93%
Alger Small Cap Growth Class B (Inception 11/11/86)	30.45%	11.12%	11.95%	5.91%
Alger Small Cap Growth Class C (Inception 7/31/97)*	34.57%	11.35%	11.58%	5.75%
Alger Small Cap Growth Class Z (Inception 12/29/10)	37.05%	12.65%	n/a	12.66%

Alger Small Cap Focus Class A (Inception 3/3/08)	43.54%	15.86%	14.65%	12.00%
Alger Small Cap Focus Class C (Inception 3/3/08)	49.30%	16.29%	14.45%	11.76%
Alger Small Cap Focus Class I (Inception 3/3/08)	51.42%	17.24%	15.46%	12.76%
Alger Small Cap Focus Class Y (Inception 2/28/17)	51.81%	n/a	n/a	42.99%
Alger Small Cap Focus Class Z (Inception 12/29/10)	51.81%	17.57%	n/a	16.15%

Alger Health Sciences Fund Class A (Inception 5/1/02)	25.60%	17.17%	14.13%	13.14%
Alger Health Sciences Fund Class C (Inception 5/1/02)	30.48%	17.54%	13.86%	12.88%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	32.98%	n/a	n/a	14.04%

Alger Growth & Income Class A (Inception 12/31/96)	8.50%	11.13%	10.45%	8.34%
Alger Growth & Income Class C (Inception 7/31/97) *	12.64%	11.48%	10.21%	8.14%
Alger Growth & Income Class Z (Inception 3/1/12)	14.90%	12.64%	n/a	12.93%

Alger 25 Fund (Inception 12/28/17)	n/a	n/a	n/a	16.90%

Alger 35 Fund (Inception 3/29/18)	n/a	n/a	n/a	16.70%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the

Fund was named “Alger International Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

*            Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended October 31, 2018. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	2.48%	11.16%	14.68%	9.27%
Class B (Inception 11/1/93)	2.43%	11.23%	14.53%	9.24%
Class C (Inception 7/31/97)*	6.36%	11.52%	14.42%	9.07%
Russell 1000 Growth Index	10.71%	13.43%	15.45%	7.89%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	8.51%	12.73%	n/a	13.56%
Russell 1000 Growth Index	10.71%	13.43%	n/a	14.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC World Index ex USA (unmanaged index of common stocks) for the ten years ended October 31, 2018. Beginning May 31, 2013, Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(18.83)%	(0.81)%	6.12%	4.44%
Class B (Inception 11/11/86)	(19.04)%	(0.82)%	6.12%	4.40%
Class C (Inception 7/31/97)*	(15.88)%	(0.51)%	5.86%	4.24%
MSCI AC World Index ex USA	(7.80)%	2.10%	7.41%	5.16%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	(14.27)%	0.43%	n/a	2.13%
MSCI AC World Index ex USA	(7.80)%	2.10%	n/a	3.63%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(14.03)%	0.71%	n/a	3.99%
MSCI AC World Index ex USA	(7.80)%	2.10%	n/a	3.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	0.20%	7.55%	12.19%	8.30%
Class B (Inception 5/24/93)	(0.02)%	7.67%	12.13%	8.26%
Class C (Inception 7/31/97)*	3.94%	7.83%	11.86%	7.69%
Russell Midcap Growth Index	6.14%	10.10%	15.10%	8.73%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	6.03%	n/a	n/a	6.22%
Russell Midcap Growth Index	6.14%	n/a	n/a	7.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Effective March 1, 2017, Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, Inc., began acting as sub-advisor to the Alger SMid Cap Focus Fund. Figures for the Alger SMid Cap Focus Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Alger SMid Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger SMid Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMID CAP FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	9.01%	9.47%	13.43%	9.05%
Class C (Inception 5/8/02)	13.15%	9.81%	13.15%	8.81%
Class I (Inception 8/5/07)*	14.94%	10.64%	14.09%	9.46%
Russell 2500 Growth Index	5.52%	9.53%	15.06%	9.31%

	1 YEAR	5 YEARS	10 YEARS	Since 8/31/2017
Class Y (Inception 8/31/17)	15.45%	n/a	n/a	19.88%
Russell 2500 Growth Index	5.52%	n/a	n/a	12.03%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	15.37%	11.03%	n/a	11.47%
Russell 2500 Growth Index	5.52%	9.53%	n/a	11.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	8.85%	7.72%	13.16%	5.21%
Class B (Inception 11/11/86)	8.93%	7.78%	13.14%	5.19%
Class C (Inception 7/31/97)*	13.22%	8.04%	12.79%	5.04%
Russell 2000 Growth Index	4.13%	8.75%	13.89%	6.79%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	15.30%	9.27%	n/a	10.48%
Russell 2000 Growth Index	4.13%	8.75%	n/a	10.98%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (unmanaged indices of common stocks) for the ten years ended October 31, 2018. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares, and the Russell 2000 Growth Index include reinvestment of dividends. Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	20.99%	12.25%	15.95%	10.41%
Class C (Inception 3/3/08)	25.82%	12.70%	15.75%	10.18%
Class I (Inception 3/3/08)	27.77%	13.61%	16.78%	11.16%
Russell 2000 Growth Index	4.13%	8.75%	13.89%	10.08%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	28.13%	n/a	n/a	28.98%
Russell 2000 Growth Index	4.13%	n/a	n/a	10.77%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	28.13%	13.92%	n/a	13.88%
Russell 2000 Growth Index	4.13%	8.75%	n/a	10.98%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the S&P 500 Index and the Russell 3000 Health Care Index (an unmanaged indices of common stocks) for the ten years ended October 31, 2018. Figures for the Alger Health Sciences Fund Class A shares, the S&P 500 Index and the Russell 3000 Health Care Index include reinvestment of dividends. Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	8.90%	13.57%	14.69%	12.19%
Class C (Inception 5/1/02)	13.03%	13.92%	14.42%	11.94%
S&P 500 Index	7.35%	11.34%	13.24%	7.87%
Russell 3000 Health Care Index	11.90%	13.10%	15.43%	9.20%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	15.32%	n/a	n/a	9.49%
S&P 500 Index	7.35%	n/a	n/a	9.65%
Russell 3000 Health Care Index	11.90%	n/a	n/a	6.72%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2018. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends. Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	0.22%	8.83%	11.50%	8.02%
Class C (Inception 7/31/97)*	3.96%	9.17%	11.25%	7.82%
S&P 500 Index	7.35%	11.34%	13.24%	8.13%

				Since
	1 YEAR	5 YEARS	10 YEARS	3/1/2012
Class Z (Inception 3/1/12)	6.16%	10.31%	n/a	11.77%
S&P 500 Index	7.35%	11.34%	n/a	13.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 12/28/17 to 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund Class P, through October 31, 2018. Figures for the Alger 25 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Alger 25 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 25 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 25 FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/28/2017
Class P (Inception 12/28/17)	n/a	n/a	n/a	6.10%
S&P 500 Index	n/a	n/a	n/a	2.48%

	1 YEAR	5 YEARS	10 YEARS	Since 10/31/2018
Class P-2 (Inception 10/31/18)*	n/a	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*       The Alger 25 Fund Class P-2 commenced operations on October 31, 2018.

ALGER 35 FUND

Fund Highlights Through October 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 3/29/18 to 10/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P, through October 31, 2018. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/29/2018
Class P (Inception 3/29/18)	n/a	n/a	n/a	3.80%
S&P 500 Index	n/a	n/a	n/a	3.79%

	1 YEAR	5 YEARS	10 YEARS	Since 10/31/2018
Class P-2 (Inception 10/31/18)*	n/a	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*       The Alger 35 Fund Class P-2 commenced operations on October 31, 2018.

PORTFOLIO SUMMARY†
October 31, 2018 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund	Alger Small Cap Growth Fund
Communication Services	11.7%	8.7%	0.5%	4.9%
Consumer Discretionary	16.4	15.3	20.6	10.1
Consumer Staples	0.6	3.1	0.0	0.8
Energy	0.4	0.0	1.0	0.8
Financials	3.6	4.8	5.7	2.0
Health Care	20.3	26.1	17.5	44.1
Industrials	5.8	13.3	16.1	5.0
Information Technology	31.6	25.5	29.2	28.8
Materials	2.5	0.5	0.0	1.9
Real Estate	1.2	2.6	5.7	0.8
Short-Term Investments and Net Other Assets	5.9	0.1	3.7	0.8
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS	Fund	Fund	Fund	Alger 25 Fund
Communication Services	0.0%	0.0%	10.3%	8.8%
Consumer Discretionary	7.9	0.0	10.4	15.8
Consumer Staples	0.0	0.0	7.9	0.0
Energy	0.8	0.0	5.7	0.0
Financials	0.0	0.0	15.2	8.5
Health Care	50.5	98.5	15.0	8.1
Industrials	6.0	0.0	9.0	6.3
Information Technology	28.6	0.0	17.6	42.8
Materials	1.5	0.0	1.6	2.1
Real Estate	0.0	0.0	3.1	3.2
Utilities	0.0	0.0	1.2	0.0
Short-Term Investments and Net Other Assets	4.7	1.5	3.0	4.4
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger 35 Fund
Communication Services	12.1%
Consumer Discretionary	11.2
Financials	6.5
Health Care	18.2
Industrials	6.1
Information Technology	39.0
Real Estate	3.0
Short-Term Investments and Net Other Assets	3.9
100.0%

PORTFOLIO SUMMARY†

October 31, 2018 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Argentina	2.0%
Australia	1.9
Belgium	1.8
Brazil	5.1
Canada	1.8
China	3.0
Denmark	3.1
France	18.2
Germany	2.5
Hong Kong	3.9
India	6.2
Ireland	3.1
Italy	8.7
Japan	14.2
Peru	0.2
Russia	2.8
Spain	2.8
Sweden	2.0
Switzerland	6.5
United Kingdom	6.9
Cash and Net Other Assets	3.3
100.0%

†    Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—92.4%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
The Boeing Co.	120,316	$42,695,336
United Technologies Corp.	112,265	13,944,435
		56,639,771
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Lululemon Athletica, Inc.*	63,099	8,879,922
PVH Corp.	58,689	7,089,045
		15,968,967
APPLICATION SOFTWARE—6.6%
Adobe, Inc.*	300,157	73,766,584
Autodesk, Inc.*	65,281	8,437,569
Palantir Technologies, Inc., Cl. A*,@,(a)	153,282	881,371
salesforce.com, Inc.*	710,835	97,554,995
		180,640,519
AUTO PARTS & EQUIPMENT—0.2%
Aptiv PLC.	59,990	4,607,232

BIOTECHNOLOGY—3.8%
Biogen, Inc.*	43,839	13,338,893
BioMarin Pharmaceutical, Inc.*	126,743	11,681,902
Sarepta Therapeutics, Inc.*	201,232	26,916,792
Vertex Pharmaceuticals, Inc.*	305,466	51,764,269
		103,701,856
COMMUNICATIONS EQUIPMENT—0.5%
Palo Alto Networks, Inc.*	72,856	13,335,562

CONSTRUCTION MATERIALS—1.2%
Vulcan Materials Co.	323,795	32,748,626

DATA PROCESSING & OUTSOURCED SERVICES—7.7%
Automatic Data Processing, Inc.	60,028	8,648,834
PayPal Holdings, Inc.*	569,128	47,914,887
Square, Inc., Cl. A*	124,542	9,147,610
Visa, Inc., Cl. A	1,064,606	146,755,937
		212,467,268
DIVERSIFIED BANKS—0.5%
Citigroup, Inc.	75,111	4,916,766
JPMorgan Chase & Co.	91,201	9,942,733
		14,859,499
DIVERSIFIED SUPPORT SERVICES—0.8%
Cintas Corp.	125,967	22,909,618

FINANCIAL EXCHANGES & DATA—1.5%
Intercontinental Exchange, Inc.	260,577	20,074,852
S&P Global, Inc.	116,876	21,308,832
		41,383,684
HEALTH CARE EQUIPMENT—7.5%
Abbott Laboratories	586,670	40,445,030
ABIOMED, Inc.*	29,339	10,010,467
Boston Scientific Corp.*	1,508,963	54,533,923
Danaher Corp.	410,540	40,807,676

THE ALGER FUNDS |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—92.4% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—7.5% (CONT.)
DexCom, Inc.*	22,291	$2,959,576
Intuitive Surgical, Inc.*	48,396	25,223,027
Medtronic PLC.	196,673	17,665,169
Zimmer Biomet Holdings, Inc.	128,644	14,612,672
		206,257,540
HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	288,678	50,772,687

HOTELS RESORTS & CRUISE LINES—1.0%
Royal Caribbean Cruises Ltd.	251,959	26,387,666

INDUSTRIAL CONGLOMERATES—1.9%
Honeywell International, Inc.	354,858	51,390,536

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	131,045	20,226,796

INTERACTIVE HOME ENTERTAINMENT—0.4%
Activision Blizzard, Inc.	173,605	11,987,425

INTERACTIVE MEDIA & SERVICES—8.1%
Alphabet, Inc., Cl. C*	137,666	148,234,619
Facebook, Inc., Cl. A*	484,690	73,571,095
		221,805,714
INTERNET & DIRECT MARKETING RETAIL—11.3%
Alibaba Group Holding Ltd.#,*	202,381	28,794,769
Altaba, Inc.*	796,185	47,850,718
Amazon.com, Inc.*	143,659	229,568,519
GrubHub, Inc.*	42,938	3,982,070
		310,196,076
INVESTMENT BANKING & BROKERAGE—0.3%
Morgan Stanley	201,185	9,186,107

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	78,670	19,771,344

LIFE SCIENCES TOOLS & SERVICES—3.2%
Illumina, Inc.*	138,494	43,092,408
Thermo Fisher Scientific, Inc.	189,166	44,198,636
		87,291,044
MANAGED HEALTH CARE—5.2%
UnitedHealth Group, Inc.	549,748	143,676,640

MOVIES & ENTERTAINMENT—2.3%
Netflix, Inc.*	93,844	28,320,242
The Walt Disney Co.	298,329	34,257,119
		62,577,361
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Pioneer Natural Resources Co.	67,752	9,977,837

PACKAGED FOODS & MEATS—0.6%
Conagra Brands, Inc.	507,888	18,080,813

PHARMACEUTICALS—0.6%
Allergan PLC.	33,612	5,311,032

THE ALGER FUNDS |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—92.4% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.6% (CONT.)
GW Pharmaceuticals PLC.#,*	75,920	$10,438,241
		15,749,273
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	402,051	28,022,955

RAILROADS—1.0%
Union Pacific Corp.	187,078	27,354,545

RESTAURANTS—0.5%
McDonald’s Corp.	80,709	14,277,422

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	231,676	32,835,439

SEMICONDUCTORS—0.8%
Broadcom, Inc.	57,600	12,873,024
NVIDIA Corp.	49,845	10,508,821
		23,381,845
SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	45,536	17,917,050

SPECIALTY STORES—0.3%
Tiffany & Co.	68,147	7,584,761

SYSTEMS SOFTWARE—9.3%
Microsoft Corp.	2,364,199	252,520,095
Red Hat, Inc.*	26,872	4,612,310
		257,132,405
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Apple, Inc.	669,059	146,430,253

TRADING COMPANIES & DISTRIBUTORS—0.0%
United Rentals, Inc.*	9,426	1,131,780

WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	353,430	24,227,627
TOTAL COMMON STOCKS (Cost $1,824,841,392)		2,544,893,543

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	625,130	3,594,498
Palantir Technologies, Inc., Cl. D*,@,(a)	81,445	468,309
		4,062,807
PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	76,682	837,367
TOTAL PREFERRED STOCKS (Cost $7,149,501)		4,900,174

MASTER LIMITED PARTNERSHIP—0.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
The Blackstone Group LP.	242,213	7,838,013
(Cost $5,855,102)		7,838,013

THE ALGER FUNDS |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2018 (Continued)

REAL ESTATE INVESTMENT TRUST—1.2%	SHARES	VALUE
SPECIALIZED—1.2%
Crown Castle International Corp.	173,892	$18,909,016
Equinix, Inc.	36,871	13,964,523
		32,873,539
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $34,234,042)		32,873,539
Total Investments (Cost $1,872,080,037)	94.1%	$2,590,505,269
Unaffiliated Securities (Cost $1,872,080,037)		2,590,505,269
Other Assets in Excess of Liabilities	5.9%	162,016,659
NET ASSETS	100.0%	$2,752,521,928

#            American Depositary Receipts.

(a)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*            Non-income producing security.

@       Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$2,483,730	0.14%	$837,367	0.03%
Palantir Technologies, Inc., Cl. A	10/07/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc., Cl. B	10/07/14	4,128,004	0.22%	3,594,498	0.13%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	468,309	0.02%
Total				$5,781,545	0.21%

See Notes to Financial Statements.

THE ALGER FUNDS |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—96.7%	SHARES	VALUE
ARGENTINA—2.0%
APPLICATION SOFTWARE—2.0%
Globant SA*	54,086	$2,784,347
(Cost $2,980,887)

AUSTRALIA—1.9%
CASINOS & GAMING—1.9%
Aristocrat Leisure Ltd.	140,237	2,642,244
(Cost $2,698,930)

BELGIUM—1.8%
SPECIALTY CHEMICALS—1.8%
Umicore SA	53,900	2,537,118
(Cost $3,246,966)

BRAZIL—5.1%
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
StoneCo Ltd., Cl. A*	70,200	2,014,038

DEPARTMENT STORES—2.1%
Lojas Renner SA	280,000	2,829,233

EDUCATION SERVICES—1.5%
Arco Platform Ltd., Cl. A*	94,932	2,023,001
TOTAL BRAZIL (Cost $6,828,974)		6,866,272

CANADA—1.8%
OIL & GAS EXPLORATION & PRODUCTION—1.8%
Encana Corp.	248,281	2,534,865
(Cost $3,167,421)

CHINA—3.0%
DISTILLERS & VINTNERS—1.2%
Kweichow Moutai Co., Ltd., Cl. A	20,000	1,583,461

FOOTWEAR—1.8%
ANTA Sports Products Ltd.	595,000	2,456,388
TOTAL CHINA (Cost $5,193,861)		4,039,849

DENMARK—3.1%
APPLICATION SOFTWARE—1.4%
Netcompany Group AS*	55,942	1,847,603

BIOTECHNOLOGY—1.7%
Genmab AS*	17,100	2,339,702
TOTAL DENMARK (Cost $4,922,240)		4,187,305

FRANCE—18.2%
AEROSPACE & DEFENSE—2.3%
Safran SA	24,100	3,114,253

APPAREL ACCESSORIES & LUXURY GOODS—2.6%
LVMH Moet Hennessy Louis Vuitton SE	11,745	3,563,339

APPAREL RETAIL—1.7%
SMCP SA*	99,100	2,343,408

THE ALGER FUNDS |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
FRANCE—18.2% (CONT.)
DISTILLERS & VINTNERS—2.1%
Remy Cointreau SA	24,356	$2,890,843

INTERACTIVE HOME ENTERTAINMENT—1.9%
Ubisoft Entertainment SA*	29,044	2,605,206

LIFE SCIENCES TOOLS & SERVICES—3.8%
Eurofins Scientific SE	10,511	5,296,707

PHARMACEUTICALS—1.9%
Ipsen SA	18,837	2,611,698

RESEARCH & CONSULTING SERVICES—1.9%
Teleperformance	15,657	2,578,470
TOTAL FRANCE (Cost $26,776,592)		25,003,924

GERMANY—2.5%
FOOTWEAR—2.5%
Puma SE	6,610	3,398,840
(Cost $3,232,210)

HONG KONG—3.9%
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Samsonite International SA	664,000	1,914,891

LIFE & HEALTH INSURANCE—2.5%
AIA Group Ltd.	454,752	3,459,188
TOTAL HONG KONG (Cost $6,404,566)		5,374,079

INDIA—6.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Titan Co., Ltd.	239,400	2,729,042

DIVERSIFIED BANKS—3.2%
HDFC Bank Ltd.	168,251	4,354,703

IT CONSULTING & OTHER SERVICES—1.0%
Mindtree Ltd.	122,000	1,412,426
TOTAL INDIA (Cost $9,373,209)		8,496,171

IRELAND—3.1%
PACKAGED FOODS & MEATS—3.1%
Kerry Group PLC., Cl. A	41,441	4,247,715
(Cost $4,272,309)

ITALY—8.7%
APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Moncler SpA	76,311	2,649,995
PRADA SpA	498,800	1,771,926
		4,421,921
AUTOMOBILE MANUFACTURERS—2.0%
Ferrari NV	23,400	2,740,374

INDUSTRIAL MACHINERY—1.7%
Interpump Group SpA	78,225	2,256,697

THE ALGER FUNDS |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
ITALY—8.7% (CONT.)
LEISURE PRODUCTS—1.8%
Technogym SpA	226,831	$2,476,957
TOTAL ITALY (Cost $13,030,778)		11,895,949

JAPAN—14.2%
APPAREL RETAIL—2.2%
Fast Retailing Co., Ltd.	5,900	2,970,419

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.9%
Keyence Corp.	8,053	3,933,701

HUMAN RESOURCE & EMPLOYMENT SERVICES—3.8%
Recruit Holdings Co., Ltd.	119,000	3,193,628
UT Group Co., Ltd.*	69,000	2,081,025
		5,274,653
PERSONAL PRODUCTS—2.4%
Shiseido Co., Ltd.	53,000	3,343,765

PHARMACEUTICALS—2.9%
Takeda Pharmaceutical Co., Ltd.	96,000	3,979,764
TOTAL JAPAN (Cost $20,474,414)		19,502,302

PERU—0.2%
DIVERSIFIED BANKS—0.2%
Credicorp Ltd.	1,403	316,671
(Cost $314,323)

RUSSIA—2.8%
INTEGRATED OIL & GAS—2.8%
LUKOIL PJSC#	51,248	3,820,997
(Cost $3,479,439)

SPAIN—2.8%
BIOTECHNOLOGY—2.8%
Grifols SA#	186,184	3,801,877
(Cost $3,847,883)

SWEDEN—2.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
Hexagon AB, Cl. B	57,292	2,804,339
(Cost $3,386,279)

SWITZERLAND—6.5%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
Partners Group Holding AG	5,375	3,826,379

PHARMACEUTICALS—1.6%
Vifor Pharma AG	15,500	2,239,977

SPECIALTY CHEMICALS—2.1%
Sika AG	22,000	2,820,616
TOTAL SWITZERLAND (Cost $9,755,060)		8,886,972

THE ALGER FUNDS |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
UNITED KINGDOM—6.9%
FINANCIAL EXCHANGES & DATA—1.6%
London Stock Exchange Group PLC.	40,200	$2,214,497

PACKAGED FOODS & MEATS—2.8%
Nomad Foods Ltd.*	199,596	3,812,284

SOFT DRINKS—2.5%
Coca-Cola HBC AG*	116,699	3,446,451
TOTAL UNITED KINGDOM (Cost $10,528,786)		9,473,232
TOTAL COMMON STOCKS (Cost $143,915,127)		132,615,068
Total Investments (Cost $143,915,127)	96.7%	$132,615,068
Unaffiliated Securities (Cost $143,915,127)		132,615,068
Other Assets in Excess of Liabilities	3.3%	4,593,066
NET ASSETS	100.0%	$137,208,134

#   American Depositary Receipts.

*   Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—95.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.9%
HEICO Corp.	39,317	$3,295,944
L3 Technologies, Inc.	9,135	1,730,809
		5,026,753
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.*	26,156	3,680,934

APPAREL RETAIL—4.1%
Burlington Stores, Inc.*	24,710	4,237,518
Ross Stores, Inc.	30,232	2,992,968
		7,230,486
APPLICATION SOFTWARE—9.7%
ANSYS, Inc.*	16,326	2,441,553
Avalara, Inc.*	70,695	2,369,696
Fair Isaac Corp.*	2,240	431,670
Hortonworks, Inc.*	83,582	1,492,775
MicroStrategy, Inc., Cl. A*	20,709	2,608,713
Palantir Technologies, Inc., Cl. A*,@,(a)	16,376	94,162
PTC, Inc.*	32,599	2,686,484
RealPage, Inc.*	39,305	2,083,165
Smartsheet, Inc., Cl. A*	36,658	867,328
Splunk, Inc.*	19,500	1,946,880
		17,022,426
AUTO PARTS & EQUIPMENT—0.7%
Aptiv PLC.	16,868	1,295,462

BIOTECHNOLOGY—4.4%
BeiGene Ltd.#,*	3,905	491,796
BioMarin Pharmaceutical, Inc.*	13,833	1,274,988
Immunomedics, Inc.*	48,501	1,092,727
Madrigal Pharmaceuticals, Inc.*	2,799	534,217
Neurocrine Biosciences, Inc.*	15,377	1,647,645
Sarepta Therapeutics, Inc.*	19,946	2,667,977
		7,709,350
BROADCASTING—1.5%
CBS Corp., Cl. B	46,649	2,675,320

COMMUNICATIONS EQUIPMENT—0.7%
Palo Alto Networks, Inc.*	6,557	1,200,193

DATA PROCESSING & OUTSOURCED SERVICES—6.4%
Fiserv, Inc.*	55,591	4,408,366
Square, Inc., Cl. A*	51,050	3,749,623
Worldpay, Inc., Cl. A*	33,489	3,075,630
		11,233,619
DIVERSIFIED SUPPORT SERVICES—2.5%
Cintas Corp.	24,604	4,474,729

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
AMETEK, Inc.	19,005	1,274,855

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
FLIR Systems, Inc.	35,090	1,625,018

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4% (CONT.)
Trimble, Inc.*	23,494	$878,206
		2,503,224
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
FMC Corp.	11,185	873,325

FINANCIAL EXCHANGES & DATA—1.8%
MarketAxess Holdings, Inc.	15,137	3,173,775

HEALTH CARE EQUIPMENT—9.0%
ABIOMED, Inc.*	11,129	3,797,215
AxoGen, Inc.*	9,628	359,028
Cantel Medical Corp.	26,412	2,090,510
DexCom, Inc.*	20,710	2,749,667
IDEXX Laboratories, Inc.*	5,064	1,074,175
Masimo Corp.*	10,817	1,250,445
Penumbra, Inc.*	2,049	278,664
Tandem Diabetes Care, Inc.*	113,079	4,252,901
		15,852,605
HEALTH CARE SERVICES—0.3%
Guardant Health, Inc.*	17,550	587,574

HEALTH CARE SUPPLIES—0.8%
Align Technology, Inc.*	4,923	1,088,968
STAAR Surgical Co.*	8,748	350,882
		1,439,850
HEALTH CARE TECHNOLOGY—2.5%
Teladoc Health, Inc.*	29,459	2,042,687
Veeva Systems, Inc., Cl. A*	24,858	2,270,778
		4,313,465
HOTELS RESORTS & CRUISE LINES—1.0%
Norwegian Cruise Line Holdings Ltd.*	39,827	1,755,176

HOUSEHOLD PRODUCTS—1.5%
Church & Dwight Co., Inc.	43,107	2,559,263

HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	85,831	1,901,157

INDUSTRIAL CONGLOMERATES—2.0%
Roper Technologies, Inc.	12,188	3,447,985

INDUSTRIAL MACHINERY—3.5%
Fortive Corp.	35,458	2,632,757
The Middleby Corp.*	15,804	1,774,789
Xylem, Inc.	26,864	1,761,741
		6,169,287
INTERACTIVE HOME ENTERTAINMENT—3.3%
Activision Blizzard, Inc.	31,831	2,197,931
Take-Two Interactive Software, Inc.*	28,523	3,675,759
		5,873,690
INTERACTIVE MEDIA & SERVICES—1.7%
Yelp, Inc., Cl. A*	71,471	3,060,388

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—3.9%
Etsy, Inc.*	61,859	$2,630,245
GrubHub, Inc.*	39,868	3,697,358
Wayfair, Inc., Cl. A*	4,107	452,961
		6,780,564
INTERNET SERVICES & INFRASTRUCTURE—0.8%
GoDaddy, Inc., Cl. A*	18,898	1,382,767

INVESTMENT COMPANIES—0.2%
Landcadia Holdings, Inc.*	38,002	426,762

IT CONSULTING & OTHER SERVICES—0.8%
EPAM Systems, Inc.*	11,040	1,318,949

LEISURE FACILITIES—1.0%
Vail Resorts, Inc.	6,892	1,732,097

LIFE SCIENCES TOOLS & SERVICES—2.6%
Bio-Techne Corp.	6,140	1,029,801
Illumina, Inc.*	9,265	2,882,805
NanoString Technologies, Inc.*	46,917	722,991
		4,635,597
MANAGED HEALTH CARE—1.7%
Molina Healthcare, Inc.*	5,160	654,133
WellCare Health Plans, Inc.*	8,353	2,305,345
		2,959,478
MOVIES & ENTERTAINMENT—2.2%
Live Nation Entertainment, Inc.*	75,227	3,934,372

PACKAGED FOODS & MEATS—0.5%
Conagra Brands, Inc.	23,063	821,043

PHARMACEUTICALS—3.4%
Aerie Pharmaceuticals, Inc.*	20,850	1,108,803
Canopy Growth Corp.*	60,030	2,214,507
Elanco Animal Health, Inc.*	11,054	336,926
GW Pharmaceuticals PLC.#,*	12,062	1,658,404
Pacira Pharmaceuticals, Inc.*	14,674	717,412
		6,036,052
PROPERTY & CASUALTY INSURANCE—1.7%
The Progressive Corp.	43,263	3,015,431

REGIONAL BANKS—1.1%
Webster Financial Corp.	31,511	1,854,107

RESEARCH & CONSULTING SERVICES—1.1%
IHS Markit Ltd.*	36,388	1,911,462

RESTAURANTS—1.0%
Domino’s Pizza, Inc.	6,764	1,818,096

SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.	6,545	927,623

SEMICONDUCTORS—1.5%
Advanced Micro Devices, Inc.*	70,349	1,281,055

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—1.5% (CONT.)
Microchip Technology, Inc.	20,046	$1,318,626
		2,599,681
SPECIALTY STORES—1.5%
Tiffany & Co.	23,451	2,610,096

SYSTEMS SOFTWARE—2.4%
Proofpoint, Inc.*	19,298	1,755,153
SailPoint Technologies Holding, Inc.*	36,509	950,695
ServiceNow, Inc.*	7,878	1,426,233
		4,132,081
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.1%
NetApp, Inc.	23,803	1,868,297

TRUCKING—0.6%
Old Dominion Freight Line, Inc.	7,419	967,586
TOTAL COMMON STOCKS (Cost $155,376,836)		168,067,032

PREFERRED STOCKS—0.6%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	66,787	384,025
Palantir Technologies, Inc., Cl. D*,@,(a)	8,701	50,031
		434,056
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	689,575
TOTAL PREFERRED STOCKS (Cost $1,486,719)		1,123,631

RIGHTS—1.0%	SHARES	VALUE
BIOTECHNOLOGY—1.0%
Tolero CDR*,@,(a),(c)	590,059	1,661,429
(Cost $315,501)		1,661,429

REAL ESTATE INVESTMENT TRUST—2.6%	SHARES	VALUE
SPECIALIZED—2.6%
Crown Castle International Corp.	23,211	2,523,964
SBA Communications Corp., Cl. A*	12,601	2,043,504
		4,567,468
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $4,249,022)		4,567,468

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(a)	314,956	—
(Cost $314,956)		—

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

		VALUE
Total Investments (Cost $161,743,034)	99.9%	$175,419,560
Affiliated Securities (Cost $988,245)		689,575
Unaffiliated Securities (Cost $160,754,789)		174,729,985
Other Assets in Excess of Liabilities	0.1%	188,436
NET ASSETS	100.0%	$175,607,996

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11- Affiliated Securities.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
JS Kred SPV I, LLC.	06/25/15	$314,956	0.15%	$0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	106,559	0.05%	94,162	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	441,023	0.22%	384,025	0.22%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	988,245	0.50%	689,575	0.39%
Toler o CDR	02/06/17	315,501	0.19%	1,661,429	0.95%
Total				$2,879,222	1.64%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—95.9%	SHARES	VALUE
AEROSPACE & DEFENSE—4.2%
HEICO Corp.	124,308	$10,420,740
Kratos Defense & Security Solutions, Inc.*	302,327	3,788,157
		14,208,897
AIR FREIGHT & LOGISTICS—4.9%
XPO Logistics, Inc.*	181,993	16,266,534

APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Canada Goose Holdings, Inc.*	120,190	6,558,768

APPLICATION SOFTWARE—25.2%
2U, Inc.*	71,082	4,471,769
Altair Engineering, Inc., Cl. A*	82,911	3,162,225
Avalara, Inc.*	79,917	2,678,818
Ebix, Inc.*	172,436	9,882,307
Everbridge, Inc.*	243,820	12,393,371
Globant SA*	106,562	5,485,812
HubSpot, Inc.*	45,356	6,152,541
Paylocity Holding Corp.*	200,597	13,197,277
RealPage, Inc.*	10,046	532,438
SPS Commerce, Inc.*	71,896	6,692,799
The Trade Desk, Inc., Cl. A*	104,421	12,901,214
The Ultimate Software Group, Inc.*	25,870	6,897,718
		84,448,289
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Virtus Investment Partners, Inc.	16,172	1,606,527

BIOTECHNOLOGY—7.4%
ACADIA Pharmaceuticals, Inc.*	270,225	5,263,983
Acorda Therapeutics, Inc.*	134,360	2,567,620
Portola Pharmaceuticals, Inc.*	339,971	6,694,029
Puma Biotechnology, Inc.*	212,484	7,872,532
Ultragenyx Pharmaceutical, Inc.*	50,725	2,457,626
		24,855,790
EDUCATION SERVICES—6.0%
Chegg, Inc.*	737,746	20,125,711

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
nLight, Inc.*	94,036	1,677,602
Novanta, Inc.*	13,487	785,079
		2,462,681
GENERAL MERCHANDISE STORES—2.2%
Ollie’s Bargain Outlet Holdings, Inc.*	78,231	7,267,660

HEALTH CARE DISTRIBUTORS—1.3%
PetIQ, Inc., Cl. A*	135,558	4,291,766

HEALTH CARE EQUIPMENT—6.3%
Glaukos Corp.*	54,974	3,185,193
Insulet Corp.*	176,084	15,532,370
Nevro Corp.*	49,212	2,399,577
		21,117,140

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.9% (CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—0.8%
US Physical Therapy, Inc.	23,809	$2,559,944

HEALTH CARE SERVICES—1.3%
Diplomat Pharmacy, Inc.*	218,751	4,340,020

HOTELS RESORTS & CRUISE LINES—0.6%
Lindblad Expeditions Holdings, Inc.*	139,383	1,883,064

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.6%
WageWorks, Inc.*	135,103	5,378,450

INDUSTRIAL MACHINERY—2.5%
The Middleby Corp.*	73,939	8,303,350

INTERACTIVE MEDIA & SERVICES—0.5%
Care.com, Inc.*	48,702	857,155
Eventbrite, Inc., Cl. A*	32,621	923,175
		1,780,330
INTERNET & DIRECT MARKETING RETAIL—7.8%
Stamps.com, Inc.*	62,925	12,721,547
Wayfair, Inc., Cl. A*	120,459	13,285,423
		26,006,970
INTERNET SERVICES & INFRASTRUCTURE—0.8%
GTT Communications, Inc.*	70,535	2,532,207

IT CONSULTING & OTHER SERVICES—2.4%
EPAM Systems, Inc.*	67,666	8,084,057

LEISURE FACILITIES—2.0%
Planet Fitness, Inc., Cl. A*	137,256	6,737,897

OIL & GAS EQUIPMENT & SERVICES—1.0%
Solaris Oilfield Infrastructure, Inc., Cl. A*	261,445	3,451,074

REAL ESTATE SERVICES—5.7%
FirstService Corp.	259,913	19,077,614

REGIONAL BANKS—3.8%
Independent Bank Group, Inc.	116,582	6,751,264
Signature Bank	53,430	5,871,957
		12,623,221
SEMICONDUCTORS—0.1%
Impinj, Inc.*	26,068	510,933

THRIFTS & MORTGAGE FINANCE—1.4%
Axos Financial, Inc.*	160,415	4,870,199

TRADING COMPANIES & DISTRIBUTORS—2.9%
H&E Equipment Services, Inc.	16,442	396,088
SiteOne Landscape Supply, Inc.*	138,742	9,440,005
		9,836,093
TOTAL COMMON STOCKS (Cost $285,641,428)		321,185,186

PREFERRED STOCKS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	726,828

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND

Schedule of Investments October 31, 2018 (Continued)

PREFERRED STOCKS—0.4% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@,(b)	49,317	$538,542
TOTAL PREFERRED STOCKS (Cost $2,639,011)		1,265,370
Total Investments (Cost $288,280,439)	96.3%	$322,450,556
Affiliated Securities (Cost $1,041,633)		726,828
Unaffiliated Securities (Cost $287,238,806)		321,723,728
Other Assets in Excess of Liabilities	3.7%	12,496,047
NET ASSETS	100.0%	$334,946,603

(a)	Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11- Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$1,597,378	0.14%	$538,542	0.16%
Prosetta Biosciences, Inc., Series D	02/06/15	1,041,633	0.10%	726,828	0.22%
Total				$1,265,370	0.38%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—97.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Hexcel Corp.	9,883	$578,353
Mercury Systems, Inc.*	28,310	1,326,607
		1,904,960
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Canada Goose Holdings, Inc.*	24,856	1,356,392

APPAREL RETAIL—1.7%
Burlington Stores, Inc.*	13,696	2,348,727

APPLICATION SOFTWARE—19.3%
ACI Worldwide, Inc.*	87,218	2,188,300
Apptio, Inc., Cl. A*	33,120	857,808
Avalara, Inc.*	65,150	2,183,828
Blackbaud, Inc.	35,158	2,521,532
Blackline, Inc.*	15,041	697,601
Coupa Software, Inc.*	15,143	981,721
Ellie Mae, Inc.*	10,921	723,844
Everbridge, Inc.*	23,283	1,183,475
Guidewire Software, Inc.*	22,492	2,001,113
HubSpot, Inc.*	18,429	2,499,894
Manhattan Associates, Inc.*	27,508	1,313,232
MicroStrategy, Inc., Cl. A*	5,636	709,967
Paycom Software, Inc.*	13,124	1,643,125
Q2 Holdings, Inc.*	31,240	1,662,905
Smartsheet, Inc., Cl. A*	24,335	575,766
SPS Commerce, Inc.*	12,813	1,192,762
Tyler Technologies, Inc.*	14,797	3,131,933
		26,068,806
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	181,341	1,409,019

BIOTECHNOLOGY—6.2%
Bluebird Bio, Inc.*	5,932	680,401
CareDx, Inc.*	106,045	2,768,835
Exact Sciences Corp.*	15,159	1,077,047
Halozyme Therapeutics, Inc.*	33,453	519,525
Repligen Corp.*	13,988	758,429
Sarepta Therapeutics, Inc.*	19,187	2,566,453
		8,370,690
CONSUMER FINANCE—0.5%
LendingClub Corp.*	226,368	731,169

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
GreenSky, Inc., Cl. A*	59,377	782,589

ELECTRONIC COMPONENTS—1.2%
Dolby Laboratories, Inc., Cl. A	23,776	1,636,026

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.7%
Cognex Corp.	68,684	2,942,423
FLIR Systems, Inc.	44,805	2,074,919
		5,017,342

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—97.9% (CONT.)	SHARES	VALUE
GENERAL MERCHANDISE STORES—0.8%
Ollie’s Bargain Outlet Holdings, Inc.*	11,804	$1,096,592

HEALTH CARE EQUIPMENT—15.2%
ABIOMED, Inc.*	14,230	4,855,276
AxoGen, Inc.*	25,536	952,238
Cantel Medical Corp.	41,174	3,258,922
CryoPort, Inc.*	46,042	511,066
DexCom, Inc.*	14,995	1,990,886
Inogen, Inc.*	20,681	3,920,497
Insulet Corp.*	39,139	3,452,451
Tandem Diabetes Care, Inc.*	41,373	1,556,039
		20,497,375
HEALTH CARE SUPPLIES—7.7%
Neogen Corp.*	58,609	3,558,739
OraSure Technologies, Inc.*	70,921	985,802
Quidel Corp.*	90,670	5,835,521
		10,380,062
HEALTH CARE TECHNOLOGY—8.1%
Medidata Solutions, Inc.*	52,352	3,680,346
Veeva Systems, Inc., Cl. A*	50,131	4,579,467
Vocera Communications, Inc.*	76,964	2,671,420
		10,931,233
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
WageWorks, Inc.*	29,579	1,177,540

HYPERMARKETS & SUPER CENTERS—0.5%
BJ’s Wholesale Club Holdings, Inc.*	28,062	621,573

INDUSTRIAL MACHINERY—2.7%
DMC Global, Inc.	23,740	915,177
Sun Hydraulics Corp.	58,331	2,706,558
		3,621,735
INTERACTIVE HOME ENTERTAINMENT—3.4%
Take-Two Interactive Software, Inc.*	35,521	4,577,591

INTERACTIVE MEDIA & SERVICES—0.7%
Yelp, Inc., Cl. A*	22,090	945,894

INTERNET & DIRECT MARKETING RETAIL—3.2%
Etsy, Inc.*	59,669	2,537,126
GrubHub, Inc.*	19,172	1,778,011
		4,315,137
INTERNET SERVICES & INFRASTRUCTURE—1.0%
Shopify, Inc., Cl. A*	10,326	1,426,537

INVESTMENT COMPANIES—0.5%
Landcadia Holdings, Inc.*	58,733	659,572

IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	15,980	940,743

LEISURE FACILITIES—1.3%
Planet Fitness, Inc., Cl. A*	36,472	1,790,410

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—97.9% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—4.2%
Bio-Techne Corp.	24,641	$4,132,788
PRA Health Sciences, Inc.*	15,962	1,546,239
		5,679,027
MANAGED HEALTH CARE—1.4%
HealthEquity, Inc.*	20,449	1,877,218

MOVIES & ENTERTAINMENT—0.8%
Live Nation Entertainment, Inc.*	21,816	1,140,977

OIL & GAS EXPLORATION & PRODUCTION—0.8%
Magnolia Oil & Gas Corp.*	84,078	1,046,771

PERSONAL PRODUCTS—0.3%
elf Beauty, Inc.*	43,223	458,596

PHARMACEUTICALS—0.8%
Aerie Pharmaceuticals, Inc.*	20,187	1,073,545

RESTAURANTS—1.2%
Shake Shack, Inc., Cl. A*	13,871	733,637
Wingstop, Inc.	14,399	901,665
		1,635,302
SEMICONDUCTORS—0.5%
Universal Display Corp.	5,816	715,426

SPECIALTY CHEMICALS—1.9%
Balchem Corp.	27,466	2,572,191

SPECIALTY STORES—0.9%
Five Below, Inc.*	10,457	1,190,216

SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	26,714	2,429,638
TOTAL COMMON STOCKS (Cost $81,426,303)		132,426,621

PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	159,160
(Cost $228,096)		159,160

RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Neuralstem, Inc., Strike Price: 47.61, 1/8/19,*	5,997	—
Tolero CDR*,@,(b),(c)	174,782	492,134
		492,134
TOTAL RIGHTS (Cost $94,483)		492,134

REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
SPECIALIZED—0.8%
CyrusOne, Inc.	19,479	1,036,867
(Cost $662,257)		1,036,867

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2018 (Continued)

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(b)	290,078	$—
(Cost $290,078)		—
Total Investments (Cost $82,701,217)	99.2%	$134,114,782
Affiliated Securities (Cost $228,096)		159,160
Unaffiliated Securities (Cost $82,473,121)		133,955,622
Other Assets in Excess of Liabilities	0.8%	1,130,775
NET ASSETS	100.0%	$135,245,557

(a) Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)  Contingent Deferred Rights.

*    Non-income producing security.

@  Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
JS Kred SPV I, LLC.	06/26/15	$290,078	0.15%	$0	0.00%
Prosetta Biosciences, Inc., Series D	02/06/15	228,096	0.10%	159,160	0.12%
Tolero CDR	02/06/17	94,483	0.08%	492,134	0.36%
Total				$651,294	0.48%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2018

COMMON STOCKS—95.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Mercury Systems, Inc.*	515,537	$24,158,064

APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Canada Goose Holdings, Inc.*	657,371	35,872,736

APPLICATION SOFTWARE—20.2%
ACI Worldwide, Inc.*	818,449	20,534,885
ANSYS, Inc.*	232,254	34,733,586
Apptio, Inc., Cl. A*	1,684,632	43,631,969
Avalara, Inc.*	1,459,548	48,924,049
Blackbaud, Inc.	398,172	28,556,896
Blackline, Inc.*	744,822	34,544,844
Coupa Software, Inc.*	562,041	36,437,118
Ellie Mae, Inc.*	238,435	15,803,472
Everbridge, Inc.*	865,332	43,984,825
Guidewire Software, Inc.*	338,663	30,130,847
Paycom Software, Inc.*	247,278	30,959,206
PROS Holdings, Inc.*	449,567	14,799,746
Q2 Holdings, Inc.*	300,211	15,980,231
Tyler Technologies, Inc.*	142,463	30,153,719
		429,175,393
BIOTECHNOLOGY—9.5%
CareDx, Inc.*	2,607,803	68,089,736
Exact Sciences Corp.*	629,314	44,712,760
Natera, Inc.*	1,946,537	42,745,953
Repligen Corp.*	879,218	47,671,200
		203,219,649
ELECTRONIC EQUIPMENT & INSTRUMENTS—4.4%
Cognex Corp.	1,210,937	51,876,541
FLIR Systems, Inc.	926,056	42,885,653
		94,762,194
GENERAL MERCHANDISE STORES—1.7%
Ollie’s Bargain Outlet Holdings, Inc.*	383,398	35,617,674

HEALTH CARE EQUIPMENT—21.5%
ABIOMED, Inc.*	209,522	71,488,906
Cantel Medical Corp.	929,977	73,607,680
CryoPort, Inc.*	2,716,319	30,151,141
Heska Corp.*	389,897	39,075,477
Inogen, Inc.*	280,039	53,086,993
Insulet Corp.*	649,441	57,287,191
Tactile Systems Technology, Inc.*	716,403	46,910,069
Tandem Diabetes Care, Inc.*	2,302,528	86,598,078
		458,205,535
HEALTH CARE SUPPLIES—6.1%
Neogen Corp.*	597,589	36,285,604
OraSure Technologies, Inc.*	2,269,348	31,543,937
Quidel Corp.*	953,336	61,356,705
		129,186,246

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.3% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—7.5%
Medidata Solutions, Inc.*	812,551	$57,122,335
Veeva Systems, Inc., Cl. A*	730,468	66,728,252
Vocera Communications, Inc.*	1,008,407	35,001,807
		158,852,394
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
WageWorks, Inc.*	1,141,868	45,457,765

INDUSTRIAL MACHINERY—2.8%
Proto Labs, Inc.*	286,595	34,233,773
Sun Hydraulics Corp.	550,601	25,547,886
		59,781,659
INTERNET & DIRECT MARKETING RETAIL—1.9%
Stamps.com, Inc.*	204,168	41,276,645

INTERNET SERVICES & INFRASTRUCTURE—2.1%
Shopify, Inc., Cl. A*	321,329	44,391,601

LIFE SCIENCES TOOLS & SERVICES—3.3%
Bio-Techne Corp.	413,254	69,310,961

MANAGED HEALTH CARE—2.6%
HealthEquity, Inc.*	592,729	54,412,522

OIL & GAS EQUIPMENT & SERVICES—0.8%
Solaris Oilfield Infrastructure, Inc., Cl. A*	1,223,945	16,156,074

RESTAURANTS—1.7%
Wingstop, Inc.	572,834	35,870,865

SPECIALTY CHEMICALS—1.5%
Balchem Corp.	340,692	31,905,806

SPECIALTY STORES—0.9%
Five Below, Inc.*	172,976	19,688,128

SYSTEMS SOFTWARE—1.9%
Proofpoint, Inc.*	443,780	40,361,791
TOTAL COMMON STOCKS (Cost $1,783,489,407)		2,027,663,702

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	33,521
(Cost $6,436)		33,521
Total Investments (Cost $1,783,495,843)	95.3%	$2,027,697,223
Unaffiliated Securities (Cost $1,783,495,843)		2,027,697,223
Other Assets in Excess of Liabilities	4.7%	100,062,757
NET ASSETS	100.0%	$2,127,759,980

(a)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)    Contingent Deferred Rights.

* Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2018 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Tolero CDR	02/06/17	$6,436	0.00%	$33,521	0.00%
Total				$33,521	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—94.4%	SHARES	VALUE
BIOTECHNOLOGY—29.0%
Alexion Pharmaceuticals, Inc.*	10,000	$1,120,700
Amarin Corp., PLC.#,*	11,000	229,130
Amicus Therapeutics, Inc.*	95,000	1,062,100
Ascendis Pharma AS#,*	2,000	128,580
BeiGene Ltd.#,*	8,000	1,007,520
Biogen, Inc.*	11,000	3,346,970
BioMarin Pharmaceutical, Inc.*	37,500	3,456,375
Bluebird Bio, Inc.*	18,500	2,121,950
CareDx, Inc.*	57,000	1,488,270
Clovis Oncology, Inc.*	36,747	427,368
Emmaus Life Sciences, Inc.*,@,(a)	699,948	4,444,670
Fate Therapeutics, Inc.*	20,000	249,200
Genmab AS*	10,000	1,368,247
Genomic Health, Inc.*	2,000	143,420
Gilead Sciences, Inc.	42,000	2,863,560
Global Blood Therapeutics, Inc.*	25,000	877,250
Halozyme Therapeutics, Inc.*	145,000	2,251,850
Immunomedics, Inc.*	81,000	1,824,930
Incyte Corp.*	21,000	1,361,220
Intercept Pharmaceuticals, Inc.*	4,000	384,040
Invitae Corp.*	142,000	2,014,980
Iovance Biotherapeutics, Inc.*	15,000	136,200
Kezar Life Sciences, Inc.*	6,000	148,380
Loxo Oncology, Inc.*	8,000	1,221,280
Madrigal Pharmaceuticals, Inc.*	11,000	2,099,460
Natera, Inc.*	43,385	952,734
Neurocrine Biosciences, Inc.*	22,500	2,410,875
Sangamo Therapeutics, Inc.*	51,000	646,170
Sarepta Therapeutics, Inc.*	70,000	9,363,200
Sierra Oncology, Inc.*	70,000	119,700
Solid Biosciences, Inc.*	6,000	192,000
Spark Therapeutics, Inc.*	17,500	787,325
T2 Biosystems, Inc.*	107,000	561,750
TESARO, Inc.*	38,000	1,097,440
Vertex Pharmaceuticals, Inc.*	44,000	7,456,240
		59,365,084
HEALTH CARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	29,000	918,140

HEALTH CARE EQUIPMENT—20.5%
Abbott Laboratories	62,108	4,281,726
ABIOMED, Inc.*	22,500	7,677,000
AxoGen, Inc.*	30,353	1,131,863
Baxter International, Inc.	20,000	1,250,200
Boston Scientific Corp.*	85,000	3,071,900
DexCom, Inc.*	39,000	5,178,030
IDEXX Laboratories, Inc.*	8,000	1,696,960
Insulet Corp.*	13,000	1,146,730
Intuitive Surgical, Inc.*	11,000	5,732,980

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—94.4% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—20.5% (CONT.)
LivaNova PLC.*	3,000	$335,970
Masimo Corp.*	15,000	1,734,000
Nuvectra Corp.*	26,000	520,260
Penumbra, Inc.*	5,500	748,000
Stryker Corp.	12,000	1,946,640
Tandem Diabetes Care, Inc.*	147,000	5,528,670
		41,980,929
HEALTH CARE FACILITIES—1.4%
HCA Healthcare, Inc.	21,000	2,804,130

HEALTH CARE SERVICES—0.7%
Amedisys, Inc.*	4,000	440,000
Guardant Health, Inc.*	28,434	951,970
		1,391,970
HEALTH CARE SUPPLIES—2.0%
Align Technology, Inc.*	6,906	1,527,607
Merit Medical Systems, Inc.*	15,000	856,800
STAAR Surgical Co.*	44,000	1,764,840
		4,149,247
HEALTH CARE TECHNOLOGY—2.3%
HTG Molecular Diagnostics, Inc.*	60,000	228,600
Omnicell, Inc.*	8,500	600,950
Tabula Rasa HealthCare, Inc.*	14,000	1,034,320
Teladoc Health, Inc.*	28,000	1,941,520
Veeva Systems, Inc., Cl. A*	10,000	913,500
		4,718,890
LIFE SCIENCES TOOLS & SERVICES—9.5%
Bio-Techne Corp.	13,500	2,264,220
Illumina, Inc.*	30,000	9,334,500
IQVIA Holdings, Inc.*	12,500	1,536,625
Medpace Holdings, Inc.*	4,000	208,400
NanoString Technologies, Inc.*	120,000	1,849,200
Pacific Biosciences of California, Inc.*	180,000	801,000
Thermo Fisher Scientific, Inc.	14,955	3,494,236
		19,488,181
MANAGED HEALTH CARE—10.8%
Centene Corp.*	12,000	1,563,840
Humana, Inc.	9,000	2,883,690
Molina Healthcare, Inc.*	9,000	1,140,930
UnitedHealth Group, Inc.	53,500	13,982,225
WellCare Health Plans, Inc.*	9,000	2,483,910
		22,054,595
PHARMACEUTICALS—17.8%
Aerie Pharmaceuticals, Inc.*	36,000	1,914,480
Allergan PLC.	28,000	4,424,280
AstraZeneca PLC.#	60,000	2,326,800
Bristol-Myers Squibb Co.	100,000	5,054,000

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—94.4% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—17.8% (CONT.)
Dermira, Inc.*	40,000	$502,000
Elanco Animal Health, Inc.*	12,801	390,174
Eli Lilly & Co.	61,000	6,614,840
GW Pharmaceuticals PLC.#,*	20,000	2,749,800
Merck & Co., Inc.	27,000	1,987,470
MyoKardia, Inc.*	2,500	132,350
Novartis AG#	20,000	1,749,200
Pacira Pharmaceuticals, Inc.*	24,000	1,173,360
Pfizer, Inc.	120,000	5,167,200
Revance Therapeutics, Inc.*	18,000	391,860
Tilray, Inc.*	4,000	379,160
Zogenix, Inc.*	33,000	1,378,080
		36,335,054
TOTAL COMMON STOCKS (Cost $152,061,692)		193,206,220

PREFERRED STOCKS—1.4%	SHARES	VALUE
BIOTECHNOLOGY—1.4%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	2,817,729

PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	7,546	82,403
TOTAL PREFERRED STOCKS (Cost $4,282,562)		2,900,132

RIGHTS—2.7%	SHARES	VALUE
BIOTECHNOLOGY—2.7%
Neuralstem, Inc., Strike Price: 47.61, 1/8/19*	26,472	—
Tolero CDR*,@,(a),(c)	1,956,996	5,510,314
		5,510,314
TOTAL RIGHTS (Cost $1,044,370)		5,510,314
Total Investments (Cost $157,388,624)	98.5%	$201,616,666
Affiliated Securities (Cost $4,038,147)		2,817,729
Unaffiliated Securities (Cost $153,350,477)		198,798,937
Other Assets in Excess of Liabilities	1.5%	3,076,356
NET ASSETS	100.0%	$204,693,022

#            American Depositary Receipts.

(a)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)    Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)     Contingent Deferred Rights.

* Non-income producing security.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2018 (Continued)

@           Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Emmaus Life Sciences, Inc.	09/09/13	$800,000	0.42%	$2,032,000	1.00%
Emmaus Life Sciences, Inc.	06/06/14	556,721	0.28%	1,010,050	0.49%
Emmaus Life Sciences, Inc.	09/09/13	0	0.00%	1,402,620	0.68%
Intarcia Therapeutics, Inc., Series DD	03/27/14	290,376	0.15%	82,403	0.04%
Prosetta Biosciences, Inc., Series D	02/06/15	4,038,147	2.00%	2,817,729	1.38%
Toler o CDR	02/06/17	1,044,370	0.90%	5,510,314	2.69%
Total				$12,855,116	6.28%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—91.4%	SHARES	VALUE
AEROSPACE & DEFENSE—4.4%
General Dynamics Corp.	7,556	$1,304,015
The Boeing Co.	8,071	2,864,075
United Technologies Corp.	6,152	764,140
		4,932,230
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	4,399	468,669

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Tapestry, Inc.	20,548	869,386

APPAREL RETAIL—0.6%
The Gap, Inc.	26,419	721,239

ASSET MANAGEMENT & CUSTODY BANKS—1.5%
BlackRock, Inc., Cl. A	4,139	1,702,867

BIOTECHNOLOGY—1.9%
AbbVie, Inc.	9,348	727,742
Amgen, Inc.	4,100	790,439
Gilead Sciences, Inc.	9,700	661,346
		2,179,527
BUILDING PRODUCTS—0.6%
Johnson Controls International PLC.	17,415	556,757
Resideo Technologies, Inc.*	3,115	65,571
		622,328
CABLE & SATELLITE—1.5%
Comcast Corp., Cl. A	43,883	1,673,698

COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems, Inc.	41,885	1,916,239

CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	9,418	623,095

DEPARTMENT STORES—0.5%
Kohl’s Corp.	7,296	552,526

DIVERSIFIED BANKS—6.5%
Bank of America Corp.	59,349	1,632,098
JPMorgan Chase & Co.	41,064	4,476,797
Wells Fargo & Co.	21,178	1,127,305
		7,236,200
DIVERSIFIED CHEMICALS—0.8%
DowDuPont, Inc.	16,483	888,763

ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	3,386	584,085

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	9,500	680,865

FINANCIAL EXCHANGES & DATA—2.3%
CME Group, Inc., Cl. A	13,741	2,517,901

HEALTH CARE EQUIPMENT—0.8%
Medtronic PLC.	9,681	869,547

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—91.4% (CONT.)	SHARES	VALUE
HEALTH CARE SERVICES—1.1%
CVS Health Corp.	17,190	$1,244,384

HOME IMPROVEMENT RETAIL—2.4%
The Home Depot, Inc.	14,972	2,633,275

HOTELS RESORTS & CRUISE LINES—1.3%
Extended Stay America, Inc.	44,818	729,637
Royal Caribbean Cruises Ltd.	6,485	679,174
		1,408,811
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	18,860	1,672,505

HYPERMARKETS & SUPER CENTERS—1.1%
Walmart, Inc.	12,141	1,217,500

INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	18,693	2,707,120

INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	6,023	929,650

INTEGRATED OIL & GAS—3.2%
Chevron Corp.	8,239	919,884
Exxon Mobil Corp.	19,901	1,585,712
TOTAL SA#	18,726	1,097,344
		3,602,940
INTEGRATED TELECOMMUNICATION SERVICES—3.4%
AT&T, Inc.	37,515	1,150,960
Verizon Communications, Inc.	45,395	2,591,601
		3,742,561
INTERACTIVE MEDIA & SERVICES—5.4%
Alphabet, Inc., Cl. A*	2,005	2,186,613
Alphabet, Inc., Cl. C*	2,010	2,164,307
Facebook, Inc., Cl. A*	11,268	1,710,370
		6,061,290
INTERNET & DIRECT MARKETING RETAIL—1.3%
Amazon.com, Inc.*	912	1,457,385

INVESTMENT BANKING & BROKERAGE—2.2%
Morgan Stanley	52,853	2,413,268

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	10,410	560,683
Vail Resorts, Inc.	2,292	576,025
		1,136,708
MANAGED HEALTH CARE—2.3%
UnitedHealth Group, Inc.	9,760	2,550,776

MULTI-LINE INSURANCE—0.7%
The Hartford Financial Services Group, Inc.	16,900	767,598

MULTI-UTILITIES—0.7%
Sempra Energy	6,674	734,941

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—91.4% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.1%
ConocoPhillips	17,676	$1,235,552

OIL & GAS REFINING & MARKETING—0.4%
Valero Energy Corp.	5,049	459,913

OIL & GAS STORAGE & TRANSPORTATION—0.5%
ONEOK, Inc.	8,615	565,144

PACKAGED FOODS & MEATS—0.4%
The Kraft Heinz Co.	8,600	472,742

PHARMACEUTICALS—8.9%
AstraZeneca PLC.#	20,069	778,276
Bristol-Myers Squibb Co.	18,621	941,105
Eli Lilly & Co.	20,500	2,223,020
GlaxoSmithKline PLC.#	21,339	833,501
Johnson & Johnson	18,459	2,584,076
Pfizer, Inc.	60,176	2,591,179
		9,951,157
RAILROADS—0.6%
Union Pacific Corp.	4,509	659,306

RESTAURANTS—1.9%
Darden Restaurants, Inc.	5,065	539,676
Dunkin’ Brands Group, Inc.	8,191	594,339
McDonald’s Corp.	5,459	965,697
		2,099,712
SEMICONDUCTOR EQUIPMENT—0.9%
KLA-Tencor Corp.	10,895	997,328

SEMICONDUCTORS—3.0%
Broadcom, Inc.	7,270	1,624,773
Intel Corp.	19,881	932,021
QUALCOMM, Inc.	12,100	760,969
		3,317,763
SOFT DRINKS—2.7%
PepsiCo, Inc.	17,718	1,991,149
The Coca-Cola Co.	20,700	991,116
		2,982,265
SYSTEMS SOFTWARE—6.4%
Microsoft Corp.	66,535	7,106,603

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.6%
Apple, Inc.	28,620	6,263,773

TOBACCO—2.2%
Altria Group, Inc.	38,379	2,496,170
TOTAL COMMON STOCKS (Cost $57,102,865)		101,927,305

MASTER LIMITED PARTNERSHIP—1.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	42,737	1,382,969

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2018 (Continued)

MASTER LIMITED PARTNERSHIP—1.7% (CONT.)	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP.(a)	16,300	$548,821
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,456,767)		1,931,790

REAL ESTATE INVESTMENT TRUST—3.9%	SHARES	VALUE
HEALTH CARE—0.6%
Welltower, Inc.	11,100	733,377

MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A	26,124	881,424

SPECIALIZED—2.5%
Crown Castle International Corp.	11,857	1,289,330
CyrusOne, Inc.	12,366	658,242
Lamar Advertising Co., Cl. A	10,909	799,848
		2,747,420
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,656,616)		4,362,221

SHORT—TERM INVESTMENTS—0.4%	SHARES	VALUE
MONEY MARKET FUND—0.4%
Invesco Government & Agency Portfolio, Cl. Institutional, 2.03%	411,140	411,140
(Cost $411,140)		411,140
Total Investments (Cost $62,627,388)	97.4%	$108,632,456
Unaffiliated Securities (Cost $62,627,388)		108,632,456
Other Assets in Excess of Liabilities	2.6%	2,904,286
NET ASSETS	100.0%	$111,536,742

#            American Depositary Receipts.

(a)    All or portion of the security is on loan.

*            Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 25 FUND
Schedule of Investments October 31, 2018

COMMON STOCKS—92.4%	SHARES	VALUE
AEROSPACE & DEFENSE—3.0%
HEICO Corp.	4,004	$335,655

APPLICATION SOFTWARE—10.5%
Adobe, Inc.*	2,277	559,595
salesforce.com, Inc.*	4,545	623,756
		1,183,351
CONSTRUCTION MATERIALS—2.1%
Vulcan Materials Co.	2,312	233,836

DATA PROCESSING & OUTSOURCED SERVICES—9.2%
Visa, Inc., Cl. A	5,437	749,490
Worldpay, Inc., Cl. A*	3,138	288,194
		1,037,684
DIVERSIFIED SUPPORT SERVICES—3.3%
Cintas Corp.	2,043	371,560

FINANCIAL EXCHANGES & DATA—8.5%
CME Group, Inc., Cl. A	3,001	549,903
S&P Global, Inc.	2,245	409,309
		959,212
HEALTH CARE EQUIPMENT—2.2%
ABIOMED, Inc.*	732	249,758

INTERACTIVE MEDIA & SERVICES—8.8%
Alphabet, Inc., Cl. C*	595	640,678
Facebook, Inc., Cl. A*	2,263	343,501
		984,179
INTERNET & DIRECT MARKETING RETAIL—12.1%
Altaba, Inc.*	7,127	428,332
Amazon.com, Inc.*	583	931,640
		1,359,972
IT CONSULTING & OTHER SERVICES—2.1%
EPAM Systems, Inc.*	2,008	239,896

LEISURE FACILITIES—3.7%
Vail Resorts, Inc.	1,652	415,181

MANAGED HEALTH CARE—5.9%
UnitedHealth Group, Inc.	2,544	664,874

SEMICONDUCTOR EQUIPMENT—2.8%
Applied Materials, Inc.	9,643	317,062

SEMICONDUCTORS—2.0%
Broadcom, Inc.	518	115,768
NVIDIA Corp.	536	113,005
		228,773
SYSTEMS SOFTWARE—10.0%
Microsoft Corp.	10,575	1,129,516

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Apple, Inc.	3,196	699,477
TOTAL COMMON STOCKS (Cost $9,937,282)		10,409,986

THE ALGER FUNDS | ALGER 25 FUND

Schedule of Investments October 31, 2018 (Continued)

REAL ESTATE INVESTMENT TRUST—3.2%	SHARES	VALUE
SPECIALIZED—3.2%
Equinix, Inc.	943	$357,152
(Cost $409,733)		357,152
Total Investments (Cost $10,347,015)	95.6%	$10,767,138
Unaffiliated Securities (Cost $10,347,015)		10,767,138
Other Assets in Excess of Liabilities	4.4%	493,515
NET ASSETS	100.0%	$11,260,653

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND
Schedule of Investments October 31, 2018

COMMON STOCKS—93.1%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
HEICO Corp.	3,223	$270,184

APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Lululemon Athletica, Inc.*	846	119,057
Moncler SpA	1,940	67,369
		186,426
APPLICATION SOFTWARE—12.1%
Adobe, Inc.*	899	220,938
Fair Isaac Corp.*	640	123,334
PTC, Inc.*	2,433	200,504
RealPage, Inc.*	4,403	233,359
salesforce.com, Inc.*	1,291	177,177
		955,312
DATA PROCESSING & OUTSOURCED SERVICES—11.6%
Fiserv, Inc.*	4,925	390,553
Square, Inc., Cl. A*	2,445	179,585
Visa, Inc., Cl. A	2,492	343,522
		913,660
DIVERSIFIED SUPPORT SERVICES—2.7%
Cintas Corp.	1,191	216,607

FINANCIAL EXCHANGES & DATA—6.5%
CME Group, Inc., Cl. A	1,416	259,468
MarketAxess Holdings, Inc.	471	98,755
S&P Global, Inc.	823	150,049
		508,272
HEALTH CARE EQUIPMENT—10.1%
ABIOMED, Inc.*	788	268,866
Cantel Medical Corp.	3,022	239,191
Intuitive Surgical, Inc.*	559	291,340
		799,397
HEALTH CARE TECHNOLOGY—2.4%
Veeva Systems, Inc., Cl. A*	2,035	185,897

INTERACTIVE HOME ENTERTAINMENT—2.1%
Take-Two Interactive Software, Inc.*	1,280	164,954

INTERACTIVE MEDIA & SERVICES—4.9%
Alphabet, Inc., Cl. C*	218	234,736
Facebook, Inc., Cl. A*	980	148,754
		383,490
INTERNET & DIRECT MARKETING RETAIL—6.4%
Amazon.com, Inc.*	258	412,286
GrubHub, Inc.*	986	91,442
		503,728
LEISURE FACILITIES—1.0%
Vail Resorts, Inc.	300	75,396

LIFE SCIENCES TOOLS & SERVICES—5.7%
Bio-Techne Corp.	2,000	335,440

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—93.1% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—5.7% (CONT.)
Illumina, Inc.*	363	$112,947
		448,387
MOVIES & ENTERTAINMENT—5.1%
Live Nation Entertainment, Inc.*	4,941	258,414
Netflix, Inc.*	474	143,044
		401,458
SEMICONDUCTOR EQUIPMENT—1.7%
Applied Materials, Inc.	4,094	134,611

SEMICONDUCTORS—2.0%
Broadcom, Inc.	705	157,560

SPECIALTY STORES—1.4%
Tiffany & Co.	1,019	113,415

SYSTEMS SOFTWARE—5.2%
Microsoft Corp.	3,861	412,393

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.4%
Apple, Inc.	2,310	505,567
TOTAL COMMON STOCKS (Cost $7,103,877)		7,336,714

REAL ESTATE INVESTMENT TRUST—3.0%	SHARES	VALUE
SPECIALIZED—3.0%
Crown Castle International Corp.	2,200	239,228
(Cost $240,615)		239,228
Total Investments (Cost $7,344,492)	96.1%	$7,575,942
Unaffiliated Securities (Cost $7,344,492)		7,575,942
Other Assets in Excess of Liabilities	3.9%	306,428
NET ASSETS	100.0%	$7,882,370

*            Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018

	Alger Capital	Alger International
	Appreciation Fund	Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,590,505,269	$132,615,068
Cash and cash equivalents	197,771,267	4,953,888
Foreign cash †	—	10,009
Receivable for investment securities sold	43,775,270	2,189,891
Receivable for shares of beneficial interest sold	3,230,475	30,217
Dividends and interest receivable	1,082,832	314,061
Receivable for foreign capital gain tax	—	129,331
Receivable from Investment Manager	—	2,059
Prepaid expenses	277,936	71,831
Total Assets	2,836,643,049	140,316,355

LIABILITIES:
Payable for investment securities purchased	69,310,592	2,696,719
Payable for shares of beneficial interest redeemed	10,972,423	123,834
Accrued investment advisory fees	1,994,065	92,394
Accrued transfer agent fees	874,082	44,488
Accrued distribution fees	542,383	44,949
Accrued fund accounting fees	102,361	8,913
Accrued administrative fees	72,170	3,579
Accrued professional fees	37,426	37,489
Accrued shareholder administrative fees	35,649	2,044
Accrued custodian fees	31,769	23,385
Accrued trustee fees	8,570	434
Accrued other expenses	139,631	29,993
Total Liabilities	84,121,121	3,108,221
NET ASSETS	$2,752,521,928	$137,208,134

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,787,927,909	148,070,278
Distributable earnings (Distributions in excess of earnings)	964,594,019	(10,862,144)
NET ASSETS	$2,752,521,928	$137,208,134

* Identified cost	$1,872,080,037	(a)	$143,915,127	(b)
† Cost of foreign cash	$—		$9,967

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Capital	Alger International
	Appreciation Fund	Focus Fund

NET ASSETS BY CLASS:
Class A	$1,257,810,757	$98,104,678
Class B	$10,582,770	$17,639,114
Class C	$243,523,209	$4,712,180
Class I	$—	$2,155,596
Class Z	$1,240,605,192	$14,596,566

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	48,000,617	6,862,474
Class B	514,107	1,424,939
Class C	11,769,813	390,523
Class I	—	150,593
Class Z	46,053,250	1,009,196

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$26.20	$14.30
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$27.66	$15.09
Class B — Net Asset Value Per Share Class B	$20.58	$12.38
Class C — Net Asset Value Per Share Class C	$20.69	$12.07
Class I — Net Asset Value Per Share Class I	$—	$14.31
Class Z — Net Asset Value Per Share Class Z	$26.94	$14.46

See Notes to Financial Statements.

(a)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,886,480,121, amounted to $704,025,148 which consisted of aggregate gross unrealized appreciation of $743,630,075 and aggregate gross unrealized depreciation of $39,604,927.

(b)    At October 31, 2018, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $143,980,107, amounted to $11,365,039 which consisted of aggregate gross unrealized appreciation of $1,350,503 and aggregate gross unrealized depreciation of $12,715,542.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$174,729,985	$321,723,728
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	689,575	726,828
Cash and cash equivalents	2,100,575	11,817,985
Receivable for investment securities sold	14,112,823	2,940,037
Receivable for shares of beneficial interest sold	72,638	2,838,374
Dividends and interest receivable	73,137	256,852
Prepaid expenses	72,691	75,283
Total Assets	191,851,424	340,379,087

LIABILITIES:
Payable for investment securities purchased	15,846,075	243,591
Payable for shares of beneficial interest redeemed	49,596	4,667,293
Accrued investment advisory fees	127,108	257,800
Due to investment advisor	—	5,360
Accrued transfer agent fees	60,217	83,788
Accrued distribution fees	54,831	69,363
Accrued professional fees	45,047	31,584
Accrued custodian fees	14,194	14,385
Accrued fund accounting fees	9,477	14,012
Accrued administrative fees	4,599	8,752
Accrued shareholder administrative fees	2,670	4,101
Accrued trustee fees	555	1,016
Accrued other expenses	29,059	31,439
Total Liabilities	16,243,428	5,432,484
NET ASSETS	$175,607,996	$334,946,603

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	153,201,680	279,753,016
Distributable earnings	22,406,316	55,193,587
NET ASSETS	$175,607,996	$334,946,603

* Identified cost	$160,754,789	(a)	$287,238,806	(b)
** Identified cost	$988,245	(a)	$1,041,633	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$138,370,207	$111,456,381
Class B	$15,361,092	$—
Class C	$7,646,838	$36,324,831
Class I	$—	$35,668,501
Class Y	$—	$3,831,876
Class Z	$14,229,859	$147,665,014

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,795,198	8,522,278
Class B	1,369,531	—
Class C	690,161	3,906,371
Class I	—	2,665,184
Class Y	—	285,015
Class Z	997,305	10,702,929

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.13	$13.08
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.91	$13.80
Class B — Net Asset Value Per Share Class B	$11.22	$—
Class C — Net Asset Value Per Share Class C	$11.08	$9.30
Class I — Net Asset Value Per Share Class I	$—	$13.38
Class Y — Net Asset Value Per Share Class Y	$—	$13.44
Class Z — Net Asset Value Per Share Class Z	$14.27	$13.80

See Notes to Financial Statements.

(a)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $162,029,967, amounted to $13,389,593 which consisted of aggregate gross unrealized appreciation of $22,072,424 and aggregate gross unrealized depreciation of $8,682,831.

(b)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $291,579,647, amounted to $30,870,909 which consisted of aggregate gross unrealized appreciation of $57,197,308 and aggregate gross unrealized depreciation of $26,326,399.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$133,955,622	$2,027,697,223
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	159,160	—
Cash and cash equivalents	1,321,838	124,186,224
Receivable for shares of beneficial interest sold	167,819	19,668,985
Dividends and interest receivable	155,178	267,619
Receivable from Investment Manager	1,273	—
Prepaid expenses	79,247	256,990
Total Assets	135,840,137	2,172,077,041

LIABILITIES:
Payable for investment securities purchased	169,796	38,339,726
Payable for shares of beneficial interest redeemed	156,039	3,855,322
Accrued investment advisory fees	103,969	1,448,553
Accrued transfer agent fees	40,496	143,439
Accrued distribution fees	36,647	268,392
Accrued professional fees	38,513	26,930
Accrued custodian fees	12,757	21,861
Accrued fund accounting fees	7,913	56,425
Accrued administrative fees	3,530	53,114
Accrued shareholder administrative fees	2,037	21,900
Accrued trustee fees	431	5,865
Accrued other expenses	22,452	75,534
Total Liabilities	594,580	44,317,061
NET ASSETS	$135,245,557	$2,127,759,980

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	71,570,214	1,878,363,542
Distributable earnings	63,675,343	249,396,438
NET ASSETS	$135,245,557	$2,127,759,980

* Identified cost	$82,473,121	(a)	$1,783,495,843	(b)
** Identified cost	$228,096	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$111,271,222	$300,065,715
Class B	$4,958,314	$—
Class C	$5,836,679	$131,655,187
Class I	$—	$340,636,417
Class Y	$—	$25,690,924
Class Z	$13,179,342	$1,329,711,737

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	11,658,712	15,910,162
Class B	688,452	—
Class C	835,176	7,727,278
Class I	—	17,617,244
Class Y	—	1,310,629
Class Z	1,344,431	67,843,751

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.54	$18.86
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.07	$19.91
Class B — Net Asset Value Per Share Class B	$7.20	$—
Class C — Net Asset Value Per Share Class C	$6.99	$17.04
Class I — Net Asset Value Per Share Class I	$—	$19.34
Class Y — Net Asset Value Per Share Class Y	$—	$19.60
Class Z — Net Asset Value Per Share Class Z	$9.80	$19.60

See Notes to Financial Statements.

(a)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $83,747,046, amounted to $50,367,736 which consisted of aggregate gross unrealized appreciation of $55,284,996 and aggregate gross unrealized depreciation of $4,917,260.

(b)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,795,526,253, amounted to $232,170,970 which consisted of aggregate gross unrealized appreciation of $318,751,102 and aggregate gross unrealized depreciation of $86,580,132.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Health Sciences Fund	Alger Growth & Income Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments # (Including in Alger Growth & Income Fund securities loaned at value of $402,844)	$198,798,937	$108,632,456
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,817,729	—
Cash and cash equivalents	3,637,589	1,990,480
Receivable for investment securities sold	4,339,953	2,810,393
Receivable for shares of beneficial interest sold	737,553	57,370
Dividends and interest receivable	62,840	168,386
Receivable from Investment Manager	1,041	2,238
Prepaid expenses	44,661	48,258
Total Assets	210,440,303	113,709,581

LIABILITIES:
Payable for investment securities purchased	5,034,862	1,469,315
Collateral on securities loaned at value (Note 4)	—	411,140
Payable for shares of beneficial interest redeemed	423,245	113,867
Accrued investment advisory fees	106,143	51,950
Accrued transfer agent fees	56,092	32,475
Accrued distribution fees	45,654	31,545
Accrued professional fees	30,932	20,592
Accrued custodian fees	14,523	11,432
Accrued fund accounting fees	9,347	6,793
Accrued administrative fees	5,307	2,857
Accrued shareholder administrative fees	2,835	1,566
Accrued trustee fees	598	343
Accrued other expenses	17,743	18,964
Total Liabilities	5,747,281	2,172,839
NET ASSETS	$204,693,022	$111,536,742

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	148,022,818	60,002,074
Distributable earnings	56,670,204	51,534,668
NET ASSETS	$204,693,022	$111,536,742

* Identified cost	$153,350,477	(a)	$62,627,388	(b)
** Identified cost	$4,038,147	(a)	$—
# Includes collateral received on stock loan	$—		$411,140

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS:
Class A	$131,731,237	$70,859,126
Class C	$15,321,973	$16,073,986
Class Z	$57,639,812	$24,603,630

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,697,673	1,738,166
Class C	689,929	399,817
Class Z	2,052,256	602,855

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$28.04	$40.77
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$29.60	$43.03
Class C — Net Asset Value Per Share Class C	$22.21	$40.20
Class Z — Net Asset Value Per Share Class Z	$28.09	$40.81

See Notes to Financial Statements.

(a)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $158,953,715, amounted to $42,662,951 which consisted of aggregate gross unrealized appreciation of $52,877,453 and aggregate gross unrealized depreciation of $10,214,502.

(b)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $62,216,531, amounted to $46,415,925 which consisted of aggregate gross unrealized appreciation of $47,868,396 and aggregate gross unrealized depreciation of $1,452,471.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger 25 Fund	Alger 35 Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$10,767,138	$7,575,942
Cash and cash equivalents	775,148	116,219
Receivable for investment securities sold	39,719	74,945
Receivable for shares of beneficial interest sold	100,000	100,000
Dividends and interest receivable	—	276
Receivable from Investment Manager	19,353	21,334
Prepaid expenses	28,069	32,137
Total Assets	11,729,427	7,920,853

LIABILITIES:
Payable for investment securities purchased	397,040	—
Accrued investment advisory fees	35,599	2,307
Accrued professional fees	20,605	20,630
Accrued custodian fees	10,880	10,548
Accrued fund accounting fees	2,671	2,550
Accrued transfer agent fees	371	1,369
Accrued administrative fees	288	202
Accrued shareholder administrative fees	105	74
Accrued trustee fees	34	24
Accrued other expenses	1,181	779
Total Liabilities	468,774	38,483
NET ASSETS	$11,260,653	$7,882,370

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	10,979,952	7,600,000
Distributable earnings	280,701	282,370
NET ASSETS	$11,260,653	$7,882,370

* Identified cost	$10,347,015	(a)	$7,344,492	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger 25 Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class P	$11,160,653	$7,782,370
Class P-2	$100,000	$100,000

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class P	1,052,162	750,000
Class P-2	9,425	9,634

NET ASSET VALUE PER SHARE:
Class P — Net Asset Value Per Share Class P	$10.61	$10.38
Class P-2 — Net Asset Value Per Share Class P-2	$10.61	$10.38

See Notes to Financial Statements.

(a)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,451,018, amounted to $316,120 which consisted of aggregate gross unrealized appreciation of $877,918 and aggregate gross unrealized depreciation of $561,798.

(b)    At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,369,084, amounted to $206,858 which consisted of aggregate gross unrealized appreciation of $582,865 and aggregate gross unrealized depreciation of $376,007.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2018

	Alger Capital Appreciation Fund	Alger International Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$28,171,123	$2,755,574
Interest from unaffiliated securities	800,663	34,143
Total Income	28,971,786	2,789,717

EXPENSES:
Advisory fees — Note 3(a)	22,426,722	1,197,552
Distribution fees — Note 3(c)
Class A	3,547,978	294,952
Class B	127,719	214,496
Class C	2,908,266	90,009
Class I	—	5,252
Shareholder administrative fees — Note 3(f)	408,014	26,515
Administration fees — Note 3(b)	814,090	46,384
Custodian fees	147,499	99,780
Interest expenses	3,183	5,262
Transfer agent fees and expenses — Note 3(f)	1,996,530	132,355
Printing fees	486,890	48,141
Professional fees	164,064	58,290
Registration fees	105,341	75,184
Trustee fees — Note 3(g)	106,496	6,125
Fund accounting fees	389,596	31,290
Miscellaneous	250,816	19,823
Total Expenses	33,883,204	2,351,410
Less, expense reimbursements/waivers — Note 3(a)	—	(23,382)
Net Expenses	33,883,204	2,328,028
NET INVESTMENT INCOME (LOSS)	(4,911,418)	461,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	298,833,736	2,598,709
Net realized (loss) on affiliated investments	(1,973,570)	—
Net realized (loss) on forward foreign currency contracts	—	(991)
Net realized (loss) on foreign currency transactions	(27,414)	(224,186)
Net change in unrealized (depreciation) on unaffiliated investments	(55,491,395)	(25,722,311)
Net change in unrealized appreciation on affiliated investments	1,973,570	—
Net change in unrealized appreciation (depreciation) on foreign currency	(2)	5,091
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency	243,314,925	(23,343,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$238,403,507	$(22,881,999)

* Foreign withholding taxes	$6,327	$203,653

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$993,467	$358,563
Interest from unaffiliated securities	31,382	109,415
Total Income	1,024,849	467,978

EXPENSES:
Advisory fees — Note 3(a)	1,443,044	2,180,523
Distribution fees — Note 3(c)
Class A	358,247	248,567
Class B	175,083	—
Class C	138,476	378,136
Class I	—	73,845
Shareholder administrative fees — Note 3(f)	30,340	35,841
Administration fees — Note 3(b)	52,215	74,030
Custodian fees	61,405	57,715
Interest expenses	716	—
Transfer agent fees and expenses — Note 3(f)	162,433	182,961
Printing fees	50,160	64,428
Professional fees	72,712	57,735
Registration fees	65,300	85,831
Trustee fees — Note 3(g)	6,844	9,946
Fund accounting fees	32,069	43,998
Miscellaneous	30,223	47,253
Total Expenses	2,679,267	3,540,809
Less, expense reimbursements/waivers — Note 3(a)	—	(13,524)
Net Expenses	2,679,267	3,527,285
NET INVESTMENT LOSS	(1,654,418)	(3,059,307)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and escrow receivable	11,559,459	25,102,014
Net realized gain on foreign currency transactions	1,076	12
Net change in unrealized appreciation on unaffiliated investments and escrow receivable	998,550	1,391,883
Net change in unrealized appreciation on affiliated investments	4,392	4,629
Net change in unrealized appreciation on foreign currency	2,143	—
Net realized and unrealized gain on investments, escrow receivable and foreign currency	12,565,620	26,498,538
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,911,202	$23,439,231

* Foreign withholding taxes	$3,768	$11,877

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$421,949	$2,345,753
Interest from unaffiliated securities	28,642	743,090
Total Income	450,591	3,088,843

EXPENSES:
Advisory fees — Note 3(a)	1,121,365	8,833,781
Distribution fees — Note 3(c)
Class A	280,939	383,378
Class B	54,300	—
Class C	81,730	850,999
Class I	—	497,170
Shareholder administrative fees — Note 3(f)	22,032	133,283
Administration fees — Note 3(b)	38,071	323,905
Custodian fees	52,819	79,774
Interest expenses	2,184	52
Transfer agent fees and expenses — Note 3(f)	115,696	414,979
Printing fees	35,140	235,041
Professional fees	62,941	76,693
Registration fees	60,138	127,552
Trustee fees — Note 3(g)	4,914	43,556
Fund accounting fees	25,260	157,543
Miscellaneous	28,684	38,959
Total Expenses	1,986,213	12,196,665
Less, expense reimbursements/waivers — Note 3(a)	(15,731)	—
Net Expenses	1,970,482	12,196,665
NET INVESTMENT LOSS	(1,519,891)	(9,107,822)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and escrow receivable	14,228,821	17,774,157
Net realized gain on foreign currency transactions	18	37
Net change in unrealized appreciation on unaffiliated investments and escrow receivable	6,098,172	138,566,189
Net change in unrealized appreciation on affiliated investments	1,013	—
Net change in unrealized appreciation on foreign currency	1,264	—
Net realized and unrealized gain on investments, escrow receivable and foreign currency	20,329,288	156,340,383
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,809,397	$147,232,561

* Foreign withholding taxes	$2,623	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$803,866	$3,120,080
Interest from unaffiliated securities	17,554	21,925
Income from securities lending	—	6,520
Total Income	821,420	3,148,525

EXPENSES:
Advisory fees — Note 3(a)	1,035,847	609,194
Distribution fees — Note 3(c)
Class A	266,329	178,702
Class C	273,158	206,944
Shareholder administrative fees — Note 3(f)	26,319	17,837
Administration fees — Note 3(b)	48,453	32,575
Custodian fees	57,252	45,258
Interest expenses	1,059	158
Transfer agent fees and expenses — Note 3(f)	136,832	95,537
Printing fees	36,195	25,856
Professional fees	54,416	33,985
Registration fees	58,479	50,617
Trustee fees — Note 3(g)	6,298	4,427
Fund accounting fees	29,167	21,689
Miscellaneous	74,181	16,377
Total Expenses	2,103,985	1,339,156
Less, expense reimbursements/waivers — Note 3(a)	(24,509)	(14,193)
Net Expenses	2,079,476	1,324,963
NET INVESTMENT INCOME (LOSS)	(1,258,056)	1,823,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and escrow receivable	15,855,348	4,886,962
Net realized (loss) on affiliated investments	—	(105,217)
Net realized gain (loss) on foreign currency transactions	(4,745)	8
Net change in unrealized appreciation (depreciation) on unaffiliated investments and escrow receivable	5,129,419	(41,940)
Net change in unrealized appreciation on affiliated investments	17,947	105,217
Net change in unrealized appreciation on foreign currency	4,280	—
Net realized and unrealized gain on investments, escrow receivable and foreign currency	21,002,249	4,845,030
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,744,193	$6,668,592

* Foreign withholding taxes	$9,850	$13,210

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger 25 Fund	Alger 35 Fund
	From 12/28/2017 (commencement of operations) to 10/31/2018	From 3/29/2018 (commencement of operations) to 10/31/2018

INCOME:
Dividends (net of foreign withholding taxes*)	$66,272	$28,363
Interest from unaffiliated securities	4,057	2,246
Total Income	70,329	30,609

EXPENSES:
Advisory fees — Note 3(a)	60,030	14,547
Shareholder administrative fees — Note 3(f)	919	482
Administration fees — Note 3(b)	2,528	1,324
Custodian fees	36,443	26,300
Interest expenses	—	7
Transfer agent fees and expenses — Note 3(f)	3,339	6,274
Printing fees	1,468	8,786
Professional fees	84,647	41,603
Registration fees	20,240	13,849
Trustee fees — Note 3(g)	343	166
Fund accounting fees	4,357	3,725
Miscellaneous	2,540	2,186
Total Expenses	216,854	119,249
Less, expense reimbursements/waivers — Note 3(a)	(147,625)	(99,846)
Net Expenses	69,229	19,403
NET INVESTMENT INCOME	1,100	11,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(140,522)	40,202
Net realized (loss) on foreign currency transactions	—	(474)
Net change in unrealized appreciation on unaffiliated investments	420,123	231,450
Net change in unrealized (depreciation) on foreign currency	—	(14)
Net realized and unrealized gain on investments and foreign currency	279,601	271,164
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$280,701	$282,370

* Foreign withholding taxes	$—	$636

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(4,911,418)	$(1,947,907)
Net realized gain on investments and foreign currency	296,832,752	201,200,253
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(53,517,827)	483,980,424
Net increase in net assets resulting from operations	238,403,507	683,232,770

Dividends and distributions to shareholders:*
Class A	(90,475,149)	(11,084,751)
Class B	(1,094,453)	(164,694)
Class C	(23,150,679)	(3,040,556)
Class Z	(68,306,869)	(6,222,799)
Total dividends and distributions to shareholders	(183,027,150)	(20,512,800)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(276,982,859)	(211,704,220)
Class B	(4,198,478)	(5,635,461)
Class C	(54,764,607)	(84,512,025)
Class Z	231,832,711	17,742,855
Net decrease from shares of beneficial interest transactions — Note 6	(104,113,233)	(284,108,851)
Total increase (decrease)	(48,736,876)	378,611,119

Net Assets:
Beginning of period	2,801,258,804	2,422,647,685
END OF PERIOD**	$2,752,521,928	$2,801,258,804

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the source of distributions was from net realized gains.

**     For the year ended October 31, 2017, the undistributed net investment income was $690,901.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger International Focus Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment income	$461,689	$1,269,244
Net realized gain on investments, forward foreign currency contracts and foreign currency	2,373,532	20,104,016
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(25,717,220)	13,571,980
Net increase (decrease) in net assets resulting from operations	(22,881,999)	34,945,240

Dividends and distributions to shareholders:*
Class A	(5,895,272)	(1,756,266)
Class B	(1,207,195)	(296,241)
Class C	(604,319)	(149,655)
Class I	(86,375)	(191,488)
Class Z	(1,162,504)	(401,514)
Total dividends and distributions to shareholders	(8,955,665)	(2,795,164)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,076,718	(8,687,179)
Class B	(2,899,081)	(4,661,216)
Class C	(6,000,077)	(5,427,207)
Class I	871,931	(13,315,454)
Class Z	(3,447,273)	(915,585)
Net decrease from shares of beneficial interest transactions — Note 6	(10,397,782)	(33,006,641)
Total decrease	(42,235,446)	(856,565)

Net Assets:
Beginning of period	179,443,580	180,300,145
END OF PERIOD**	$137,208,134	$179,443,580

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the source of distributions was from net investment income.

**     For the year ended October 31, 2017, the undistributed net investment income was $6,606,650.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(1,654,418)	$(1,196,537)
Net realized gain on investments, escrow receivable and foreign currency	11,560,535	39,875,839
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	1,005,085	8,440,194
Net increase in net assets resulting from operations	10,911,202	47,119,496

Dividends and distributions to shareholders:
Class A	(1,134,276)	—
Class B	(183,818)	—
Class C	(160,862)	—
Class Z	(116,909)	—
Total dividends and distributions to shareholders	(1,595,865)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,105,127)	(9,211,382)
Class B	(3,817,051)	(5,653,340)
Class C	(8,896,953)	(7,853,171)
Class Z	197,627	3,081,444
Net decrease from shares of beneficial interest transactions — Note 6	(17,621,504)	(19,636,449)
Total increase (decrease)	(8,306,167)	27,483,047

Net Assets:
Beginning of period	183,914,163	156,431,116
END OF PERIOD*	$175,607,996	$183,914,163

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the undistributed net accumulated loss was $(1,143,185).

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger SMid Cap Focus Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(3,059,307)	$(1,803,891)
Net realized gain on investments and foreign currency	25,102,026	33,391,997
Net change in unrealized appreciation on investments and foreign currency	1,396,512	18,722,516
Net increase in net assets resulting from operations	23,439,231	50,310,622

Dividends and distributions to shareholders:*
Class A	(9,645,921)	(8,828,977)
Class C	(5,076,126)	(4,373,822)
Class I	(2,662,491)	(2,310,435)
Class Y	(12,512)	—
Class Z	(7,000,164)	(3,902,307)
Total dividends and distributions to shareholders	(24,397,214)	(19,415,541)

Increase (decrease) from shares of beneficial interest transactions:
Class A	25,710,799	(12,604,986)
Class B	—	(1,749,902)
Class C	5,154,616	(5,044,572)
Class I	11,640,324	(13,761,000)
Class Y	4,008,840	100,000
Class Z	96,878,755	16,063,610
Net increase (decrease) from shares of beneficial interest transactions — Note 6	143,393,334	(16,996,850)
Total increase	142,435,351	13,898,231

Net Assets:
Beginning of period	192,511,252	178,613,021
END OF PERIOD	$334,946,603	$192,511,252

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the source of distributions was from net realized gains.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(1,519,891)	$(1,175,683)
Net realized gain on investments, escrow receivable and foreign currency	14,228,839	7,313,099
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	6,100,449	34,570,590
Net increase in net assets resulting from operations	18,809,397	40,708,006

Dividends and distributions to shareholders:
Class A	(1,214,981)	—
Class B	(81,757)	—
Class C	(131,118)	—
Class Z	(113,693)	—
Total dividends and distributions to shareholders	(1,541,549)	—

Decrease from shares of beneficial interest transactions:
Class A	(5,000,215)	(12,430,487)
Class B	(1,104,550)	(1,185,565)
Class C	(3,301,738)	(3,259,058)
Class Z	(15,291,533)	(1,776,493)
Net decrease from shares of beneficial interest transactions — Note 6	(24,698,036)	(18,651,603)
Total increase (decrease)	(7,430,188)	22,056,403

Net Assets:
Beginning of period	142,675,745	120,619,342
END OF PERIOD*	$135,245,557	$142,675,745

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the undistributed net accumulated loss was $(1,210,707).

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(9,107,822)	$(2,833,139)
Net realized gain on investments, escrow receivable and foreign currency	17,774,194	11,458,773
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	138,566,189	94,017,431
Net increase in net assets resulting from operations	147,232,561	102,643,065

Dividends and distributions to shareholders:
Class A	(740,593)	—
Class C	(532,423)	—
Class I	(1,060,101)	—
Class Y	(30,602)	—
Class Z	(3,461,774)	—
Total dividends and distributions to shareholders	(5,825,493)	—

Increase from shares of beneficial interest transactions:
Class A	210,742,580	40,801,281
Class C	70,373,576	23,617,747
Class I	205,452,240	8,060,474
Class Y	22,113,631	3,184,057
Class Z	889,013,265	226,869,100
Net increase from shares of beneficial interest transactions — Note 6	1,397,695,292	302,532,659
Total increase	1,539,102,360	405,175,724

Net Assets:
Beginning of period	588,657,620	183,481,896
END OF PERIOD*	$2,127,759,980	$588,657,620

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the undistributed net accumulated loss was $(2,281,198).

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(1,258,056)	$(1,308,335)
Net realized gain on investments, escrow receivable and foreign currency	15,850,603	11,821,530
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	5,151,646	43,310,927
Net increase in net assets resulting from operations	19,744,193	53,824,122

Dividends and distributions to shareholders:
Class A	(2,755,985)	—
Class C	(1,130,222)	—
Class Z	(934,763)	—
Total dividends and distributions to shareholders	(4,820,970)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	27,588,783	(8,001,420)
Class B	—	(2,049,856)
Class C	(19,641,733)	(10,603,299)
Class Z	29,118,127	15,675,422
Net increase (decrease) from shares of beneficial interest transactions — Note 6	37,065,177	(4,979,153)
Total increase	51,988,400	48,844,969

Net Assets:
Beginning of period	152,704,622	103,859,653
END OF PERIOD*	$204,693,022	$152,704,622

See Notes to Financial Statements.

*            For the year ended October 31, 2017, the undistributed net accumulated loss was $(1,081,795).

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment income	$1,823,562	$1,526,617
Net realized gain on investments and foreign currency	4,781,753	1,793,542
Net change in unrealized appreciation on investments and foreign currency	63,277	18,901,785
Net increase in net assets resulting from operations	6,668,592	22,221,944

Dividends and distributions to shareholders:*
Class A	(2,111,129)	(979,706)
Class C	(479,614)	(154,490)
Class Z	(823,886)	(282,154)
Total dividends and distributions to shareholders	(3,414,629)	(1,416,350)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,580,008)	(5,098,191)
Class C	(6,954,915)	(2,877,615)
Class Z	1,637,652	8,015,345
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(8,897,271)	39,539
Total increase (decrease)	(5,643,308)	20,845,133

Net Assets:
Beginning of period	117,180,050	96,334,917
END OF PERIOD**	$111,536,742	$117,180,050

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the distributions for Class A, Class C and Class Z shares from net investment income were $(959,539), $(147,657) and $(277,597), respectively, and from net realized gains $(20,167), $(6,833) and $(4,557), respectively.

**          For the year ended October 31, 2017, the undistributed net investment income was $432,973.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

Alger 25 Fund
From 12/28/2017
(commencement of
operations) to
10/31/2018

Net investment income	$1,100
Net realized loss on investments	(140,522)
Net change in unrealized appreciation on investments	420,123
Net increase in net assets resulting from operations	280,701

Increase from shares of beneficial interest transactions:
Class P	10,879,952
Class P-2	100,000
Net increase from shares of beneficial interest transactions — Note 6	10,979,952
Total increase	11,260,653

Net Assets:
Beginning of period	—
END OF PERIOD	$11,260,653

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

Alger 35 Fund
From 3/29/2018
(commencement of
operations) to
10/31/2018

Net investment income	$11,206
Net realized gain on investments and foreign currency	39,728
Net change in unrealized appreciation on investments and foreign currency	231,436
Net increase in net assets resulting from operations	282,370

Increase from shares of beneficial interest transactions:
Class P	7,500,000
Class P-2	100,000
Net increase from shares of beneficial interest transactions — Note 6	7,600,000
Total increase	7,882,370

Net Assets:
Beginning of period	—
END OF PERIOD	$7,882,370

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$25.86	$20.09	$21.83	$23.13	$21.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.02)	—	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.07	5.96	(0.07)	1.97	3.51
Total from investment operations	2.01	5.94	(0.07)	1.93	3.48
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$26.20	$25.86	$20.09	$21.83	$23.13
Total return(ii)	8.15%	29.84%	(0.42)%	9.15%	17.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,257,811	$1,506,389	$1,360,963	$1,592,859	$1,389,005
Ratio of gross expenses to average net assets	1.21%	1.23%	1.22%	1.23%	1.24%
Ratio of net expenses to average net assets	1.21%	1.23%	1.22%	1.23%	1.24%
Ratio of net investment loss to average net assets	(0.23)%	(0.10)%	(0.02)%	(0.18)%	(0.14)%
Portfolio turnover rate	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$20.81	$16.32	$18.17	$19.91	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.15)	(0.14)	(0.17)	(0.17)
Net realized and unrealized gain (loss) on investments	1.65	4.81	(0.04)	1.66	3.03
Total from investment operations	1.44	4.66	(0.18)	1.49	2.86
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$20.58	$20.81	$16.32	$18.17	$19.91
Total return(ii)	7.38%	28.82%	(1.18)%	8.30%	16.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,583	$14,820	$16,682	$24,399	$30,382
Ratio of gross expenses to average net assets	1.99%	1.99%	2.04%	2.01%	2.03%
Ratio of net expenses to average net assets	1.99%	1.99%	2.04%	2.01%	2.03%
Ratio of net investment loss to average net assets	(0.99)%	(0.85)%	(0.84)%	(0.95)%	(0.93)%
Portfolio turnover rate	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$20.91	$16.39	$18.24	$19.97	$18.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.15)	(0.13)	(0.17)	(0.17)
Net realized and unrealized gain (loss) on investments	1.65	4.84	(0.05)	1.67	3.05
Total from investment operations	1.45	4.69	(0.18)	1.50	2.88
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$20.69	$20.91	$16.39	$18.24	$19.97
Total return(ii)	7.35%	28.88%	(1.17)%	8.33%	16.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$243,523	$297,044	$309,114	$314,402	$236,985
Ratio of gross expenses to average net assets	1.94%	1.97%	1.98%	1.99%	2.00%
Ratio of net expenses to average net assets	1.94%	1.97%	1.98%	1.99%	2.00%
Ratio of net investment loss to average net assets	(0.96)%	(0.83)%	(0.78)%	(0.94)%	(0.90)%
Portfolio turnover rate	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$26.46	$20.48	$22.15	$23.35	$21.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.03	0.05	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.12	6.10	(0.06)	2.00	3.53
Total from investment operations	2.15	6.15	—	2.03	3.57
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$26.94	$26.46	$20.48	$22.15	$23.35
Total return(ii)	8.51%	30.25%	(0.08)%	9.54%	17.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,240,605	$983,006	$735,889	$620,355	$286,186
Ratio of gross expenses to average net assets	0.87%	0.88%	0.89%	0.90%	0.93%
Ratio of net expenses to average net assets	0.87%	0.88%	0.89%	0.90%	0.93%
Ratio of net investment income to average net assets	0.10%	0.23%	0.30%	0.12%	0.16%
Portfolio turnover rate	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$17.58	$14.58	$15.57	$15.29	$15.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.06	0.13	0.16	0.03	0.04
Net realized and unrealized gain (loss) on investments	(2.46)	3.11	(1.14)	0.40	(0.02)
Total from investment operations	(2.40)	3.24	(0.98)	0.43	0.02
Dividends from net investment income	(0.88)	(0.24)	(0.01)	(0.15)	—
Net asset value, end of period	$14.30	$17.58	$14.58	$15.57	$15.29
Total return(ii)	(14.35)%	22.63%	(6.32)%	2.85%	0.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$98,105	$119,477	$107,398	$137,207	$130,957
Ratio of gross expenses to average net assets	1.29%	1.34%	1.35%	1.32%	1.32%
Ratio of net expenses to average net assets	1.29%	1.34%	1.35%	1.32%	1.32%
Ratio of net investment income to average net assets	0.38%	0.83%	1.08%	0.18%	0.25%
Portfolio turnover rate	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class B
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$15.35	$12.76	$13.71	$13.44	$13.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.02	0.05	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.13)	2.73	(1.00)	0.34	(0.01)
Total from investment operations	(2.19)	2.75	(0.95)	0.27	(0.07)
Dividends from net investment income	(0.78)	(0.16)	—	— (ii)	—
Net asset value, end of period	$12.38	$15.35	$12.76	$13.71	$13.44
Total return(iii)	(15.00)%	21.71%	(6.86)%	2.04%	(0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,639	$24,777	$25,033	$31,357	$38,520
Ratio of gross expenses to average net assets	2.01%	2.05%	2.06%	2.04%	2.02%
Ratio of net expenses to average net assets	2.01%	2.05%	2.06%	2.04%	2.02%
Ratio of net investment income (loss) to average net assets	(0.40)%	0.13%	0.37%	(0.53)%	(0.47)%
Portfolio turnover rate	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than $0.005 per share.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$14.98	$12.44	$13.57	$13.36	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.01	0.04	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.09)	2.66	(0.99)	0.36	(0.01)
Total from investment operations	(2.15)	2.67	(0.95)	0.28	(0.08)
Dividends from net investment income	(0.76)	(0.13)	(0.18)	(0.07)	—
Net asset value, end of period	$12.07	$14.98	$12.44	$13.57	$13.36
Total return(ii)	(15.08)%	21.70%	(7.04)%	1.99%	(0.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,712	$12,130	$15,190	$21,697	$20,567
Ratio of gross expenses to average net assets	2.09%	2.13%	2.14%	2.09%	2.08%
Ratio of net expenses to average net assets	2.09%	2.13%	2.14%	2.09%	2.08%
Ratio of net investment income (loss) to average net assets	(0.41)%	0.06%	0.29%	(0.60)%	(0.49)%
Portfolio turnover rate	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$17.54	$14.55	$15.55	$15.27	$15.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.09	0.17	0.21	0.05	0.12
Net realized and unrealized gain (loss) on investments	(2.48)	3.09	(1.16)	0.41	(0.07)
Total from investment operations	(2.39)	3.26	(0.95)	0.46	0.05
Dividends from net investment income	(0.84)	(0.27)	(0.05)	(0.18)	(0.07)
Net asset value, end of period	$14.31	$17.54	$14.55	$15.55	$15.27
Total return(ii)	(14.27)%	22.84%	(6.12)%	3.04%	0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,156	$1,742	$14,202	$14,435	$3,722
Ratio of gross expenses to average net assets	1.19%	1.48%	1.33%	1.30%	1.27%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.33)%	(0.18)%	(0.15)%	(0.12)%
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.51%	1.14%	1.43%	0.34%	0.76%
Portfolio turnover rate	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i)    Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$17.77	$14.74	$15.73	$15.44	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.12	0.20	0.23	0.12	0.13
Net realized and unrealized gain (loss) on investments	(2.48)	3.14	(1.15)	0.39	(0.04)
Total from investment operations	(2.36)	3.34	(0.92)	0.51	0.09
Dividends from net investment income	(0.95)	(0.31)	(0.07)	(0.22)	—
Net asset value, end of period	$14.46	$17.77	$14.74	$15.73	$15.44
Total return(ii)	(14.03)%	23.16%	(5.88)%	3.27%	0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,597	$21,317	$18,477	$19,326	$8,573
Ratio of gross expenses to average net assets	1.01%	1.03%	1.04%	1.03%	1.04%
Ratio of expense reimbursements to average net assets	(0.12)%	(0.14)%	(0.15)%	(0.14)%	(0.15)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	0.71%	1.27%	1.57%	0.73%	0.82%
Portfolio turnover rate	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.47	$10.20	$10.66	$10.54	$9.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.07)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	0.88	3.34	(0.43)	0.19	1.20
Total from investment operations	0.77	3.27	(0.46)	0.12	1.16
Distributions from net realized gains	(0.11)	—	—	—	—
Net asset value, end of period	$14.13	$13.47	$10.20	$10.66	$10.54
Total return(ii)	5.78%	32.06%	(4.32)%	1.23%	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$138,370	$136,795	$111,423	$131,592	$142,977
Ratio of gross expenses to average net assets	1.30%	1.32%	1.33%	1.32%	1.35%
Ratio of net expenses to average net assets	1.30%	1.32%	1.33%	1.32%	1.35%
Ratio of net investment loss to average net assets	(0.77)%	(0.55)%	(0.32)%	(0.67)%	(0.38)%
Portfolio turnover rate	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.80	$8.23	$8.67	$8.63	$7.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.12)	(0.09)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.70	2.69	(0.35)	0.16	0.99
Total from investment operations	0.53	2.57	(0.44)	0.04	0.90
Distributions from net realized gains	(0.11)	—	—	—	—
Net asset value, end of period	$11.22	$10.80	$8.23	$8.67	$8.63
Total return(ii)	4.98%	31.23%	(5.07)%	0.46%	11.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,361	$18,375	$19,005	$26,151	$33,377
Ratio of gross expenses to average net assets	2.05%	2.05%	2.05%	2.02%	2.04%
Ratio of net expenses to average net assets	2.05%	2.05%	2.05%	2.02%	2.04%
Ratio of net investment loss to average net assets	(1.50)%	(1.28)%	(1.05)%	(1.36)%	(1.05)%
Portfolio turnover rate	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$10.67	$8.15	$8.58	$8.56	$7.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.13)	(0.09)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	0.70	2.65	(0.34)	0.15	0.98
Total from investment operations	0.52	2.52	(0.43)	0.02	0.88
Distributions from net realized gains	(0.11)	—	—	—	—
Net asset value, end of period	$11.08	$10.67	$8.15	$8.58	$8.56
Total return(ii)	4.94%	30.92%	(5.01)%	0.35%	11.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,647	$15,438	$18,495	$23,628	$25,932
Ratio of gross expenses to average net assets	2.11%	2.13%	2.16%	2.12%	2.16%
Ratio of net expenses to average net assets	2.11%	2.13%	2.16%	2.12%	2.16%
Ratio of net investment loss to average net assets	(1.55)%	(1.35)%	(1.16)%	(1.47)%	(1.19)%
Portfolio turnover rate	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class Z
	Year ended	Year ended	Year ended	From 5/28/2015 (commencement of operations) to
	10/31/2018	10/31/2017	10/31/2016	10/31/2015(i)
Net asset value, beginning of period	$13.56	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.89	3.36	(0.47)	(1.01)
Total from investment operations	0.82	3.32	(0.43)	(1.03)
Distributions from net realized gains	(0.11)	—	—	—
Net asset value, end of period	$14.27	$13.56	$10.24	$10.67
Total return(iii)	6.03%	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,230	$13,306	$7,508	$2,413
Ratio of gross expenses to average net assets	1.03%	1.07%	1.23%	1.76%
Ratio of expense reimbursements to average net assets	—	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net assets	1.03%	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$12.87	$10.64	$16.72	$19.32	$20.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.12)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.90	3.58	(0.04)	0.09	1.53
Total from investment operations	1.75	3.46	(0.12)	(0.03)	1.44
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$13.08	$12.87	$10.64	$16.72	$19.32
Total return(ii)	15.02%	35.64%	(0.92)%	(0.31)%	7.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$111,456	$84,644	$82,618	$159,061	$241,510
Ratio of gross expenses to average net assets	1.33%	1.35%	1.35%	1.30%	1.27%
Ratio of net expenses to average net assets	1.33%	1.35%	1.35%	1.30%	1.27%
Ratio of net investment loss to average net assets	(1.16)%	(1.02)%	(0.69)%	(0.65)%	(0.45)%
Portfolio turnover rate	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund

	Class C
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$9.65	$8.32	$14.45	$17.16	$19.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.15)	(0.13)	(0.22)	(0.21)
Net realized and unrealized gain (loss) on investments	1.37	2.71	(0.04)	0.08	1.38
Total from investment operations	1.19	2.56	(0.17)	(0.14)	1.17
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$9.30	$9.65	$8.32	$14.45	$17.16
Total return(ii)	14.11%	34.64%	(1.72)%	(1.09)%	6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,325	$31,651	$32,183	$54,768	$63,572
Ratio of gross expenses to average net assets	2.08%	2.12%	2.15%	2.07%	2.03%
Ratio of net expenses to average net assets	2.08%	2.12%	2.15%	2.07%	2.03%
Ratio of net investment loss to average net assets	(1.91)%	(1.79)%	(1.49)%	(1.43)%	(1.21)%
Portfolio turnover rate	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.14	$10.84	$16.91	$19.54	$21.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.11)	(0.07)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.94	3.64	(0.04)	0.05	1.55
Total from investment operations	1.78	3.53	(0.11)	(0.06)	1.46
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$13.38	$13.14	$10.84	$16.91	$19.54
Total return(ii)	14.94%	35.63%	(0.79)%	(0.48)%	7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,669	$23,374	$32,606	$70,677	$699,237
Ratio of gross expenses to average net assets	1.35%	1.35%	1.25%	1.31%	1.27%
Ratio of net expenses to average net assets	1.35%	1.35%	1.25%	1.31%	1.27%
Ratio of net investment loss to average net assets	(1.18)%	(0.99)%	(0.58)%	(0.62)%	(0.45)%
Portfolio turnover rate	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund

	Class Y
	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.02)
Net realized and unrealized gain on investments	1.94	0.89
Total from investment operations	1.84	0.87
Distributions from net realized gains	(1.54)	—
Net asset value, end of period	$13.44	$13.14
Total return(iii)	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,832	$107
Ratio of gross expenses to average net assets	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.67)%	(0.78)%
Portfolio turnover rate	42.56%	157.39%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.46	$11.04	$17.08	$19.63	$21.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.00	3.74	(0.03)	0.08	1.55
Total from investment operations	1.88	3.65	(0.08)	0.02	1.53
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$13.80	$13.46	$11.04	$17.08	$19.63
Total return(ii)	15.37%	36.11%	(0.57)%	(0.02)%	8.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$147,665	$52,736	$29,565	$134,051	$52,091
Ratio of gross expenses to average net assets	1.00%	1.06%	1.01%	0.99%	0.95%
Ratio of expense reimbursements to average net assets	(0.01)%	—	—	—	—
Ratio of net expenses to average net assets	0.99%	1.06%	1.01%	0.99%	0.95%
Ratio of net investment loss to average net assets	(0.82)%	(0.77)%	(0.40)%	(0.33)%	(0.13)%
Portfolio turnover rate	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$8.40	$6.15	$8.00	$8.96	$9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.06)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.34	2.31	(0.21)	0.11	0.19
Total from investment operations	1.24	2.25	(0.26)	0.03	0.12
Distributions from net realized gains	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$9.54	$8.40	$6.15	$8.00	$8.96
Total return(ii)	14.94%	36.59%	(3.92)%	0.16%	1.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$111,271	$102,318	$85,556	$115,594	$139,497
Ratio of gross expenses to average net assets	1.38%	1.38%	1.38%	1.35%	1.35%
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.06)%	(0.88)%	(0.79)%	(0.92)%	(0.81)%
Portfolio turnover rate	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$6.42	$4.73	$6.57	$7.59	$8.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.09)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	1.01	1.78	(0.17)	0.09	0.17
Total from investment operations	0.88	1.69	(0.25)	(0.03)	0.05
Distributions from net realized gains	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$7.20	$6.42	$4.73	$6.57	$7.59
Total return(ii)	13.93%	35.73%	(4.80)%	(0.55)%	0.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,958	$5,397	$4,998	$6,564	$8,874
Ratio of gross expenses to average net assets	2.23%	2.19%	2.18%	2.16%	2.11%
Ratio of net expenses to average net assets	2.23%	2.19%	2.18%	2.16%	2.11%
Ratio of net investment loss to average net assets	(1.90)%	(1.68)%	(1.59)%	(1.73)%	(1.56)%
Portfolio turnover rate	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$6.22	$4.59	$6.42	$7.44	$8.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	0.99	1.72	(0.16)	0.09	0.17
Total from investment operations	0.87	1.63	(0.24)	(0.03)	0.05
Distributions from net realized gains	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$6.99	$6.22	$4.59	$6.42	$7.44
Total return(ii)	14.22%	35.51%	(4.79)%	(0.70)%	0.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,837	$8,007	$8,708	$13,724	$16,119
Ratio of gross expenses to average net assets	2.16%	2.17%	2.22%	2.16%	2.15%
Ratio of net expenses to average net assets	2.16%	2.17%	2.22%	2.16%	2.15%
Ratio of net investment loss to average net assets	(1.82)%	(1.64)%	(1.64)%	(1.73)%	(1.61)%
Portfolio turnover rate	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$8.60	$6.27	$8.10	$9.04	$10.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.04)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.36	2.37	(0.21)	0.10	0.20
Total from investment operations	1.30	2.33	(0.24)	0.05	0.16
Distributions from net realized gains	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$9.80	$8.60	$6.27	$8.10	$9.04
Total return(ii)	15.30%	37.16%	(3.55)%	0.52%	1.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,179	$26,953	$21,357	$22,002	$64,684
Ratio of gross expenses to average net assets	1.12%	1.08%	1.06%	1.04%	1.03%
Ratio of expense reimbursements to average net assets	(0.13)%	(0.09)%	(0.07)%	(0.05)%	(0.04)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.65)%	(0.50)%	(0.41)%	(0.55)%	(0.45)%
Portfolio turnover rate	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$14.91	$11.16	$10.95	$11.52	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.11)	(0.09)	(0.14)	(0.11)
Net realized and unrealized gain on investments	4.26	3.86	0.30	0.55	0.60
Total from investment operations	4.09	3.75	0.21	0.41	0.49
Distributions from net realized gains	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$18.86	$14.91	$11.16	$10.95	$11.52
Total return(ii)	27.72%	33.60%	1.92%	3.78%	4.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$300,066	$77,791	$23,653	$14,480	$7,241
Ratio of gross expenses to average net assets	1.18%	1.22%	1.36%	1.82%	2.22%
Ratio of expense reimbursements to average net assets	—	(0.02)%	(0.11)%	(0.22)%	(0.62)%
Ratio of net expenses to average net assets	1.18%	1.20%	1.25%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.92)%	(0.86)%	(0.84)%	(1.24)%	(0.95)%
Portfolio turnover rate	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.58	$10.25	$10.12	$10.79	$12.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.27)	(0.20)	(0.15)	(0.20)	(0.17)
Net realized and unrealized gain on investments	3.87	3.53	0.28	0.51	0.57
Total from investment operations	3.60	3.33	0.13	0.31	0.40
Distributions from net realized gains	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$17.04	$13.58	$10.25	$10.12	$10.79
Total return(ii)	26.82%	32.49%	1.28%	3.06%	3.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,655	$48,345	$15,928	$8,020	$2,612
Ratio of gross expenses to average net assets	1.94%	1.97%	2.12%	2.53%	2.99%
Ratio of expense reimbursements to average net assets	—	(0.02)%	(0.13)%	(0.28)%	(0.74)%
Ratio of net expenses to average net assets	1.94%	1.95%	1.99%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.66)%	(1.61)%	(1.57)%	(1.91)%	(1.60)%
Portfolio turnover rate	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$15.28	$11.44	$11.22	$11.75	$13.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.11)	(0.09)	(0.12)	(0.08)
Net realized and unrealized gain on investments	4.37	3.95	0.31	0.57	0.61
Total from investment operations	4.20	3.84	0.22	0.45	0.53
Distributions from net realized gains	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$19.34	$15.28	$11.44	$11.22	$11.75
Total return(ii)	27.77%	33.57%	1.96%	4.07%	4.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$340,636	$109,146	$75,648	$40,924	$2,359
Ratio of gross expenses to average net assets	1.17%	1.21%	1.32%	1.56%	2.19%
Ratio of expense reimbursements to average net assets	—	(0.01)%	(0.09)%	(0.21)%	(0.84)%
Ratio of net expenses to average net assets	1.17%	1.20%	1.23%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.90)%	(0.80)%	(0.81)%	(1.07)%	(0.70)%
Portfolio turnover rate	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

	Class Y
	Year ended 10/31/2018	From 3/1/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.08)
Net realized and unrealized gain on investments	4.42	2.59
Total from investment operations	4.30	2.51
Distributions from net realized gains	(0.14)	—
Net asset value, end of period	$19.60	$15.44
Total return(iii)	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,691	$3,279
Ratio of gross expenses to average net assets	0.88%	1.51%
Ratio of expense reimbursements to average net assets	—	(0.61)%
Ratio of net expenses to average net assets	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.63)%	(0.83)%
Portfolio turnover rate	27.04%	44.56%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$15.44	$11.53	$11.28	$11.77	$13.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain on investments	4.42	3.99	0.32	0.57	0.61
Total from investment operations	4.30	3.91	0.25	0.49	0.56
Distributions from net realized gains	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$19.60	$15.44	$11.53	$11.28	$11.77
Total return(ii)	28.13%	33.91%	2.22%	4.43%	4.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,329,712	$350,097	$68,253	$17,109	$3,368
Ratio of gross expenses to average net assets	0.87%	0.90%	1.01%	1.56%	2.11%
Ratio of expense reimbursements to average net assets	—	—	—	(0.55)%	(1.01)%
Ratio of net expenses to average net assets	0.87%	0.90%	1.01%	1.01%	1.10%
Ratio of net investment loss to average net assets	(0.61)%	(0.58)%	(0.58)%	(0.68)%	(0.45)%
Portfolio turnover rate	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$25.16	$16.01	$21.94	$26.96	$25.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.19)	(0.15)	(0.25)	(0.14)
Net realized and unrealized gain (loss) on investments	3.82	9.34	(2.39)	0.82	5.89
Total from investment operations	3.63	9.15	(2.54)	0.57	5.75
Dividends from net investment income	—	—	—	(0.16)	—
Distributions from net realized gains	(0.75)	—	(3.39)	(5.43)	(4.14)
Net asset value, end of period	$28.04	$25.16	$16.01	$21.94	$26.96
Total return(ii)	14.92%	57.15%	(14.06)%	1.72%	26.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,731	$95,913	$68,686	$122,814	$139,306
Ratio of gross expenses to average net assets	1.15%	1.38%	1.41%	1.31%	1.31%
Ratio of net expenses to average net assets	1.15%	1.38%	1.41%	1.31%	1.31%
Ratio of net investment loss to average net assets	(0.68)%	(0.86)%	(0.87)%	(1.05)%	(0.59)%
Portfolio turnover rate	89.73%	106.66%	93.49%	133.92%	167.94%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$20.23	$12.98	$18.53	$23.60	$22.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.28)	(0.24)	(0.37)	(0.29)
Net realized and unrealized gain (loss) on investments	3.04	7.53	(1.92)	0.73	5.20
Total from investment operations	2.73	7.25	(2.16)	0.36	4.91
Dividends from net investment income	—	—	—	— (ii)	—
Distributions from net realized gains	(0.75)	—	(3.39)	(5.43)	(4.14)
Net asset value, end of period	$22.21	$20.23	$12.98	$18.53	$23.60
Total return(iii)	14.03%	55.86%	(14.70)%	0.95%	25.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,322	$31,148	$28,242	$53,487	$60,628
Ratio of gross expenses to average net assets	1.93%	2.15%	2.18%	2.08%	2.06%
Ratio of net expenses to average net assets	1.93%	2.15%	2.18%	2.08%	2.06%
Ratio of net investment loss to average net assets	(1.46)%	(1.63)%	(1.65)%	(1.81)%	(1.34)%
Portfolio turnover rate	89.73%	106.66%	93.49%	133.92%	167.94%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than $0.005 per share.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class Z
	Year ended	Year ended	Year ended	From 5/28/2015 (commencement of operations) to
	10/31/2018	10/31/2017	10/31/2016	10/31/2015(i)
Net asset value, beginning of period	$25.11	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	3.82	9.30	(2.37)	(3.22)
Total from investment operations	3.73	9.19	(2.45)	(3.27)
Distributions from net realized gains	(0.75)	—	(3.39)	—
Net asset value, end of period	$28.09	$25.11	$15.92	$21.76
Total return(iii)	15.32%	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,640	$25,644	$4,980	$6,517
Ratio of gross expenses to average net assets	0.84%	1.12%	1.16%	1.36%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net assets	0.78%	0.99%	0.99%	1.08%
Ratio of net investment loss to average net assets	(0.32)%	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$39.68	$32.66	$33.37	$33.56	$29.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.65	0.56	0.59	0.59	0.63
Net realized and unrealized gain on investments	1.64	6.97	0.24	0.81	3.92
Total from investment operations	2.29	7.53	0.83	1.40	4.55
Dividends from net investment income	(0.57)	(0.50)	(0.50)	(0.51)	(0.62)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$40.77	$39.68	$32.66	$33.37	$33.56
Total return(ii)	5.78%	23.22%	2.62%	4.26%	15.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,859	$72,427	$64,123	$70,933	$73,674
Ratio of gross expenses to average net assets	1.06%	1.19%	1.14%	1.15%	1.18%
Ratio of net expenses to average net assets	1.06%	1.19%	1.14%	1.15%	1.18%
Ratio of net investment income to average net assets	1.59%	1.52%	1.85%	1.76%	2.00%
Portfolio turnover rate	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$39.14	$32.23	$32.95	$33.18	$29.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.34	0.28	0.35	0.33	0.38
Net realized and unrealized gain on investments	1.60	6.88	0.24	0.80	3.89
Total from investment operations	1.94	7.16	0.59	1.13	4.27
Dividends from net investment income	(0.25)	(0.24)	(0.27)	(0.28)	(0.42)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$40.20	$39.14	$32.23	$32.95	$33.18
Total return(ii)	4.96%	22.28%	1.87%	3.47%	14.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,074	$22,266	$20,790	$21,156	$19,999
Ratio of gross expenses to average net assets	1.82%	1.94%	1.88%	1.90%	1.93%
Ratio of net expenses to average net assets	1.82%	1.94%	1.88%	1.90%	1.93%
Ratio of net investment income to average net assets	0.84%	0.76%	1.09%	0.99%	1.22%
Portfolio turnover rate	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$39.71	$32.69	$33.39	$33.57	$29.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.80	0.65	0.67	0.66	0.63
Net realized and unrealized gain on investments	1.64	6.99	0.26	0.82	4.00
Total from investment operations	2.44	7.64	0.93	1.48	4.63
Dividends from net investment income	(0.71)	(0.61)	(0.59)	(0.58)	(0.70)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$40.81	$39.71	$32.69	$33.39	$33.57
Total return(ii)	6.16%	23.55%	2.91%	4.53%	15.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,604	$22,487	$11,422	$8,752	$8,441
Ratio of gross expenses to average net assets	0.76%	0.90%	0.87%	0.91%	1.05%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	—	(0.10)%
Ratio of net expenses to average net assets	0.71%	0.90%	0.87%	0.91%	0.95%
Ratio of net investment income to average net assets	1.96%	1.75%	2.09%	1.99%	1.98%
Portfolio turnover rate	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 25 Fund

Class P
From 12/28/2017 (commencement of operations) to 10/31/2018(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	— (iii)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.61
Net asset value, end of period	$10.61
Total return(iv)	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,161
Ratio of gross expenses to average net assets	2.35%
Ratio of expense reimbursements to average net assets	(1.60)%
Ratio of net expenses to average net assets	0.75%
Ratio of net investment income to average net assets	0.01%
Portfolio turnover rate	64.02%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Amount was less than $0.005 per share.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 25 Fund

Class P-2
From 10/31/2018 (commencement of operations) to 10/31/2018(i),(ii)
Net asset value, beginning of period	$10.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	—
Net realized and unrealized gain on investments	—
Total from investment operations	—
Net asset value, end of period	$10.61
Total return(iv)	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$100
Ratio of gross expenses to average net assets	—
Ratio of net expenses to average net assets	—
Ratio of net investment income to average net assets	—
Portfolio turnover rate	64.02%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(ii)        Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 35 Fund

Class P
From 3/29/2018 (commencement of operations) to 10/31/2018(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.01
Net realized and unrealized gain on investments	0.37
Total from investment operations	0.38
Net asset value, end of period	$10.38
Total return(iii)	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,782
Ratio of gross expenses to average net assets	2.46%
Ratio of expense reimbursements to average net assets	(2.06)%
Ratio of net expenses to average net assets	0.40%
Ratio of net investment income to average net assets	0.23%
Portfolio turnover rate	31.20%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 35 Fund

Class P-2
From 10/31/2018 (commencement of operations) to 10/31/2018(i),(ii)
Net asset value, beginning of period	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	—
Net realized and unrealized gain on investments	—
Total from investment operations	—
Net asset value, end of period	$10.38
Total return(iv)	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$100
Ratio of gross expenses to average net assets	—
Ratio of net expenses to average net assets	—
Ratio of net investment income to average net assets	—
Portfolio turnover rate	31.20%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(ii)             Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iii)         Amount was computed based on average shares outstanding during the period.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in ten funds — Alger Capital Appreciation Fund, Alger International Focus Fund (formerly Alger International Growth Fund), Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger 25 Fund and Alger 35 Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodian fees or other expenses related to the management of the Fund’s assets).

Alger 25 Fund Class P shares launched on December 28, 2017, and Alger 35 Fund Class P shares launched on March 29, 2018.

Alger International Growth Fund changed its name to Alger International Focus Fund effective August 15, 2018.

Effective August 1, 2018, Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares.

Alger 25 Fund and Alger 35 Fund started offering Class P-2 shares on October 31, 2018.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l) Recent Accounting Pronouncement: On August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2018, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.76%
Alger International Focus Fund(b)	0.71	0.60	—	—	—	0.71
Alger Mid Cap Growth Fund(b)	0.76	0.70	—	—	—	0.76
Alger SMid Cap Focus Fund(b)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(b)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75
Alger Health Sciences Fund(c),(d)	0.55	—	—	—	—	0.59
Alger Growth & Income Fund(c),(d)	0.50	—	—	—	—	0.51
Alger 25 Fund(e)	0.30-0.80	—	—	—	—	0.65
Alger 35 Fund(e)	0.30-0.80	—	—	—	—	0.30

(a)           Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)           Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c)           Tier 1 is based on all assets.

(d)           Prior to January 1, 2018, Alger Health Sciences Fund’s and Alger Growth & Income Fund’s Advisory Fee rates were 0.81% and 0.585% for Tier 1 and 0.65% and 0.55% for Tier 2, respectively.

(e)           The management fee paid to Alger Management consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

The sub-advisor to the Alger SMid Cap Focus Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of its own resources at no additional cost to the Alger SMid Cap Focus Fund, which is equal to 70% of the management fee paid by the Alger SMid Cap Focus Fund to Alger Management. For the year ended October 31, 2018, Alger Management paid a sub-advisory fee of $1,512,501 to Weatherbie. Weatherbie began sub-advising the Alger SMid Cap Focus Fund in 2017.

Alger Management has established expense caps for several of the A, C, I, Y and Z share classes, effective through February 28, 2019, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense on short sales and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	CLASS						FEES WAIVED / REIMBURSED FOR THE YEAR ENDED OCTOBER 31,
	A	C	I	y	z		2018

Alger International Focus Fund	—	—	1.15%	—	0.89%		$23,382
Alger Mid Cap Growth Fund	—	—	—	—	1.05		—
Alger SMid Cap Focus Fund	—	—	—	0.87%	0.99	(a)	13,524
Alger Small Cap Growth Fund	—	—	—	—	0.99		15,731
Alger Small Cap Focus Fund	1.20%	1.95%	1.20	0.90	0.99	(b)	—
Alger Health Sciences Fund	—	—	—	—	0.75	(c)	24,509
Alger Growth & Income Fund	—	—	—	—	0.69	(d)	14,193

(a) Effective from January 1, 2018.

(b) Prior to January 1, 2018, the expense cap for the Alger Small Cap Focus Fund Class Z was 1.10%.

(c) Prior to January 1, 2018, the expense cap for the Alger Health Sciences Fund Class Z was 0.99%.

(d) Effective from January 1, 2018.

Alger Management has also established an expense cap for the Class P and Class P-2 share classes of Alger 25 Fund and Alger 35 Fund, currently expected to remain in place for the life of the applicable Funds, whereby it reimburses the share class so that expenses, other than advisory fees and shareholder service fees for Class P-2, never exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $147,625 and $99,846, respectively, for the year ended October 31, 2018.

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed for share classes A, C, I, Y and Z pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2018, the recoupments made by the Funds to the Investment Manager for the Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund and Alger Small Cap Focus Fund were $6,284, $1,212 and $18,987, respectively. As of October 31, 2018, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger International Focus Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund were $48,550, $15,065, $32,284, $15,065, $40,312, $14,193, $147,625 and $99,846, respectively, which will expire February 28, 2019.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2018, such excess carried forward was $22,980,295, $17,101,784, $11,096,096 and $17,436,901 for Class B shares of Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger International Focus Fund, Alger SMid Cap Focus Fund and Alger Small Cap Focus Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class P-2 Shares: The Trust has adopted a Distribution Plan pursuant to which Class P-2 shares of Alger 25 Fund and Alger 35 Fund each pay Alger Inc. a fee at the annual rate of 0.08% of the average daily net assets of the Fund’s Class P-2 shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class P-2 shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2018, the initial sales

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$10,825	$27,513
Alger International Focus Fund	1,399	4,057
Alger Mid Cap Growth Fund	2,073	5,166
Alger SMid Cap Focus Fund	1,002	6,822
Alger Small Cap Growth Fund	2,195	2,697
Alger Small Cap Focus Fund	4,587	99,774
Alger Health Sciences Fund	1,256	2,994
Alger Growth & Income Fund	2,420	1,775

(e) Brokerage Commissions: During the year ended October 31, 2018, Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund paid Alger Inc. commissions of $312,811, $15,950, $46,027, $18,353, $91,738, $8,120, $3,213, $452 and $39, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2 and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2018, Alger Management charged back to Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $1,238,789, $40,416, $63,241, $110,387, $34,589, $143,578, $62,210 and $38,194, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustee Fees: From November 1, 2017 through February 28, 2018, each Independent Trustee received a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

Effective March 1, 2018, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades for the year ended October 31, 2018.

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2018.

During the year ended October 31, 2018, Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred interfund loan interest expense of $2,282, $505, $262, $1,989, $816 and $145, respectively, and Alger Capital Appreciation Fund, Alger SMid Cap Focus Fund, Alger Small Cap Focus Fund and Alger Growth & Income Fund earned interfund loan interest income of $3,256, $1,104, $6,394 and $159, respectively, which are included in interest from unaffiliated securities in the accompanying Statements of Operations.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2018, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	66,396	—	—	—	—	26,004
Alger International Focus Fund	—	7,832	—	—	—	350,364
Alger Mid Cap Growth Fund	—	—	—	—	—	86,393
Alger SMid Cap Focus Fund	261,012	—	—	—	9,199	87,027
Alger Small Cap Growth Fund	63,260	—	—	—	—	79,277
Alger Small Cap Focus Fund	—	—	—	—	781	289,261

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Health Sciences Fund	—	—	—	—	—	4,858
Alger Growth & Income Fund	—	—	—	—	—	30,251
Alger 25 Fund	—	—	250,000	9,425	—	—
Alger 35 Fund	—	—	750,000	9,634	—	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the period ended October 31, 2018:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,931,717,190	$2,369,114,575
Alger International Focus Fund	340,433,092	362,589,698
Alger Mid Cap Growth Fund	231,626,897	250,721,790
Alger SMid Cap Focus Fund	223,560,771	110,016,409
Alger Small Cap Growth Fund	38,692,601	64,634,268
Alger Small Cap Focus Fund	1,596,177,844	306,500,445
Alger Health Sciences Fund	184,689,114	155,183,322
Alger Growth & Income Fund	12,761,752	23,414,621
Alger 25 Fund	17,100,599	6,613,062
Alger 35 Fund	9,791,708	2,487,418

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of October 31, 2018.

Alger Growth & Income Fund

Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)
Morgan Stanley & Co., LLC.	$402,844	$402,844	—	—

(a)                                 Collateral with a value of $411,140 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.

(b)                                 The market value of loaned securities is determined as of October 31, 2018. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

There are no contractual maturities for any of the loans of securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlements of securities transactions.

The market value of any securities on loan, all of which are classified as equity securities in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value and collateral on securities loaned at value, respectively. As of October 31, 2018, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BBH, if any, is disclosed in the Schedule of Investments.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the period ended October 31, 2018, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$126,095	2.21%
Alger International Focus Fund	132,643	3.29
Alger Mid Cap Growth Fund	22,052	3.33
Alger Small Cap Growth Fund	102,421	2.13
Alger Small Cap Focus Fund	1,438	3.61
Alger Health Sciences Fund	40,957	2.59
Alger Growth & Income Fund	5,912	2.68
Alger 35 Fund	207	3.60

The highest amount borrowed from the Custodian and other funds during the period ended October 31, 2018, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$11,792,000
Alger International Focus Fund	2,418,842
Alger Mid Cap Growth Fund	2,325,091
Alger Small Cap Growth Fund	16,109,000
Alger Small Cap Focus Fund	524,802
Alger Health Sciences Fund	2,064,000
Alger Growth & Income Fund	696,000
Alger 35 Fund	51,215

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	7,224,768	$191,866,742	9,689,310	$217,629,905
Shares converted from Class B	74,193	1,967,220	108,980	2,430,953
Shares converted from Class C	347,503	9,802,243	1,302	26,374
Dividends reinvested	2,967,765	73,392,923	449,205	9,145,829
Shares redeemed	(20,854,241)	(554,011,987)	(19,738,816)	(440,937,281)
Net decrease	(10,240,012)	$(276,982,859)	(9,490,019)	$(211,704,220)
Class B:
Shares sold	26,581	$560,521	39,692	$724,548
Shares converted to Class A	(93,708)	(1,967,220)	(134,879)	(2,430,953)
Dividends reinvested	54,056	1,057,346	9,352	154,115
Shares redeemed	(184,942)	(3,849,125)	(224,368)	(4,083,171)
Net decrease	(198,013)	$(4,198,478)	(310,203)	$(5,635,461)
Class C:
Shares sold	1,186,237	$24,790,009	1,425,032	$25,783,457
Shares converted to Class A	(439,370)	(9,802,243)	(1,601)	(26,374)
Dividends reinvested	965,092	18,964,049	134,686	2,230,392
Shares redeemed	(4,149,378)	(88,716,422)	(6,206,033)	(112,499,500)
Net decrease	(2,437,419)	$(54,764,607)	(4,647,916)	$(84,512,025)
Class Z:
Shares sold	16,135,019	$438,624,385	13,672,585	$314,440,638
Dividends reinvested	2,392,479	60,649,333	274,934	5,707,638
Shares redeemed	(9,629,598)	(267,441,007)	(12,726,738)	(302,405,421)
Net increase	8,897,900	$231,832,711	1,220,781	$17,742,855

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	483,735	$8,191,550	458,493	$7,127,236
Shares converted from Class B	366,017	6,157,653	56,458	870,429
Shares converted from Class C	60,476	994,748	—	—
Dividends reinvested	312,787	5,198,555	109,870	1,565,668
Shares redeemed	(1,156,304)	(19,465,788)	(1,193,619)	(18,250,512)
Net increase (decrease)	66,711	$1,076,718	(568,798)	$(8,687,179)
Class B:
Shares sold	350,594	$5,069,136	21,725	$293,078
Shares converted to Class A	(421,257)	(6,157,653)	(64,471)	(870,429)
Dividends reinvested	72,520	1,050,813	20,616	258,110
Shares redeemed	(191,300)	(2,861,377)	(324,659)	(4,341,975)
Net decrease	(189,443)	$(2,899,081)	(346,789)	$(4,661,216)
Class C:
Shares sold	42,367	$599,029	46,795	$621,993
Shares converted to Class A	(71,505)	(994,748)	—	—
Dividends reinvested	35,808	505,970	8,801	107,543
Shares redeemed	(426,172)	(6,110,328)	(466,550)	(6,156,743)
Net decrease	(419,502)	$(6,000,077)	(410,954)	$(5,427,207)
Class I:
Shares sold	78,695	$1,332,247	138,234	$2,107,070
Dividends reinvested	4,979	82,750	13,354	189,629
Shares redeemed	(32,411)	(543,066)	(1,028,135)	(15,612,153)
Net increase (decrease)	51,263	$871,931	(876,547)	$(13,315,454)
Class Z:
Shares sold	448,491	$7,747,953	571,173	$8,633,441
Dividends reinvested	41,526	695,983	17,752	254,748
Shares redeemed	(680,137)	(11,891,209)	(642,950)	(9,803,774)
Net decrease	(190,120)	$(3,447,273)	(54,025)	$(915,585)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	795,915	$11,691,007	1,046,017	$12,486,864
Shares converted from Class B	64,731	929,787	141,540	1,621,207
Shares converted from Class C	129,628	1,978,293	—	—
Dividends reinvested	72,091	976,828	—	—
Shares redeemed	(1,424,682)	(20,681,042)	(1,956,826)	(23,319,453)
Net decrease	(362,317)	$(5,105,127)	(769,269)	$(9,211,382)
Class B:
Shares sold	20,242	$232,433	41,627	$387,908
Shares converted to Class A	(81,159)	(929,787)	(175,722)	(1,621,207)
Dividends reinvested	16,756	181,471	—	—
Shares redeemed	(288,435)	(3,301,168)	(471,763)	(4,420,041)
Net decrease	(332,596)	$(3,817,051)	(605,858)	$(5,653,340)
Class C:
Shares sold	56,388	$646,285	97,401	$894,977
Shares converted to Class A	(164,933)	(1,978,293)	—	—
Dividends reinvested	12,612	135,071	—	—
Shares redeemed	(660,403)	(7,700,016)	(921,197)	(8,748,148)
Net decrease	(756,336)	$(8,896,953)	(823,796)	$(7,853,171)
Class Z:
Shares sold	287,065	$4,193,912	406,537	$4,945,974
Dividends reinvested	4,056	55,405	—	—
Shares redeemed	(274,820)	(4,051,690)	(158,616)	(1,864,530)
Net increase	16,301	$197,627	247,921	$3,081,444

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Focus Fund
Class A:
Shares sold	3,658,711	$49,440,879	1,946,494	$22,801,014
Shares converted from Class B	—	—	57,142	646,985
Shares converted from Class C	196,214	2,746,182	—	—
Dividends reinvested	764,419	8,905,265	808,239	8,163,213
Shares redeemed	(2,671,578)	(35,381,527)	(4,005,168)	(44,216,198)
Net increase (decrease)	1,947,766	$25,710,799	(1,193,293)	$(12,604,986)
Class B:
Shares converted to Class A	—	$—	(73,902)	$(646,985)
Shares redeemed	—	—	(125,390)	(1,102,917)
Net decrease	—	$—	(199,292)	$(1,749,902)
Class C:
Shares sold	1,807,680	$17,314,971	580,576	$5,154,524
Shares converted to Class A	(275,464)	(2,746,182)	—	—
Dividends reinvested	543,572	4,533,386	452,082	3,444,868
Shares redeemed	(1,449,320)	(13,947,559)	(1,622,577)	(13,643,964)
Net increase (decrease)	626,468	$5,154,616	(589,919)	$(5,044,572)
Class I:
Shares sold	2,127,136	$30,316,318	973,316	$11,605,106
Dividends reinvested	212,603	2,534,234	218,352	2,251,213
Shares redeemed	(1,453,187)	(21,210,228)	(2,422,205)	(27,617,319)
Net increase (decrease)	886,552	$11,640,324	(1,230,537)	$(13,761,000)
Class Y:
Shares sold	345,045	$5,048,006	8,150	$100,000
Dividends reinvested	1,049	12,512	—	—
Shares redeemed	(69,229)	(1,051,678)	—	—
Net increase	276,865	$4,008,840	8,150	$100,000
Class Z:
Shares sold	9,195,125	$131,153,351	3,379,068	$41,006,991
Dividends reinvested	460,898	5,645,999	263,184	2,771,328
Shares redeemed	(2,871,600)	(39,920,595)	(2,402,265)	(27,714,709)
Net increase	6,784,423	$96,878,755	1,239,987	$16,063,610

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	946,767	$9,283,392	501,894	$3,668,162
Shares converted from Class B	73,239	740,527	73,279	527,790
Shares converted from Class C	84,382	858,149	—	—
Dividends reinvested	133,463	1,115,746	223	636
Shares redeemed	(1,762,496)	(16,998,029)	(2,313,171)	(16,627,075)
Net decrease	(524,645)	$(5,000,215)	(1,737,775)	$(12,430,487)
Class B:
Shares sold	52,660	$408,297	27,255	$151,035
Shares converted to Class A	(96,680)	(740,527)	(95,463)	(527,790)
Dividends reinvested	12,833	81,492	168	829
Shares redeemed	(121,644)	(853,812)	(146,832)	(809,639)
Net decrease	(152,831)	$(1,104,550)	(214,872)	$(1,185,565)
Class C:
Shares sold	237,983	$1,691,080	137,045	$769,467
Shares converted to Class A	(115,007)	(858,149)	—	—
Dividends reinvested	20,445	125,943	—	—
Shares redeemed	(594,629)	(4,260,612)	(747,174)	(4,028,525)
Net decrease	(451,208)	$(3,301,738)	(610,129)	$(3,259,058)
Class Z:
Shares sold	697,639	$7,451,090	511,816	$3,761,847
Dividends reinvested	12,055	103,072	—	—
Shares redeemed	(2,500,512)	(22,845,695)	(784,477)	(5,538,340)
Net decrease	(1,790,818)	$(15,291,533)	(272,661)	$(1,776,493)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	15,837,662	$306,847,442	4,529,977	$59,601,860
Shares converted from Class C	1,233	24,492	—	—
Dividends reinvested	45,051	669,009	—	—
Shares redeemed	(5,191,994)	(96,798,363)	(1,430,695)	(18,800,579)
Net increase	10,691,952	$210,742,580	3,099,282	$40,801,281
Class C:
Shares sold	5,309,092	$89,258,579	2,475,781	$29,320,652
Shares converted to Class A	(1,362)	(24,492)	—	—
Dividends reinvested	35,806	483,381	—	—
Shares redeemed	(1,175,722)	(19,343,892)	(470,854)	(5,702,905)
Net increase	4,167,814	$70,373,576	2,004,927	$23,617,747
Class I:
Shares sold	16,132,572	$312,619,545	6,099,183	$81,251,851
Dividends reinvested	61,999	943,634	—	—
Shares redeemed	(5,721,057)	(108,110,939)	(5,566,454)	(73,191,377)
Net increase	10,473,514	$205,452,240	532,729	$8,060,474
Class Y:
Shares sold	1,199,254	$24,053,154	225,179	$3,381,828
Dividends reinvested	7	112	—	—
Shares redeemed	(100,942)	(1,939,635)	(12,869)	(197,771)
Net increase	1,098,319	$22,113,631	212,310	$3,184,057
Class Z:
Shares sold	56,309,928	$1,102,710,539	19,563,666	$265,592,605
Dividends reinvested	184,034	2,830,443	—	—
Shares redeemed	(11,326,733)	(216,527,717)	(2,809,086)	(38,723,505)
Net increase	45,167,229	$889,013,265	16,754,580	$226,869,100

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	2,107,309	$60,734,492	1,200,761	$26,563,354
Shares converted from Class B	—	—	49,479	832,610
Shares converted from Class C	86,773	2,577,400	—	—
Dividends reinvested	95,004	2,320,960	—	—
Shares redeemed	(1,403,741)	(38,044,069)	(1,727,402)	(35,397,384)
Net increase (decrease)	885,345	$27,588,783	(477,162)	$(8,001,420)
Class B:
Shares converted to Class A	—	$—	(61,433)	$(832,610)
Shares redeemed	—	—	(89,753)	(1,217,246)
Net decrease	—	$—	(151,186)	$(2,049,856)
Class C:
Shares sold	144,431	$3,251,063	90,211	$1,606,440
Shares converted to Class A	(109,354)	(2,577,400)	—	—
Dividends reinvested	50,433	982,433	—	—
Shares redeemed	(934,955)	(21,297,829)	(726,978)	(12,209,739)
Net decrease	(849,445)	$(19,641,733)	(636,767)	$(10,603,299)
Class Z:
Shares sold	1,642,841	$45,630,951	1,459,814	$32,466,332
Dividends reinvested	34,432	839,806	—	—
Shares redeemed	(646,328)	(17,352,630)	(751,377)	(16,790,910)
Net increase	1,030,945	$29,118,127	708,437	$15,675,422

Alger Growth & Income Fund
Class A:
Shares sold	186,575	$7,696,101	279,518	$10,035,074
Shares converted from Class C	41,116	1,742,685	52	1,711
Dividends reinvested	45,839	1,878,541	23,781	868,228
Shares redeemed	(360,723)	(14,897,335)	(441,195)	(16,003,204)
Net decrease	(87,193)	$(3,580,008)	(137,844)	$(5,098,191)
Class C:
Shares sold	54,193	$2,206,790	93,748	$3,327,914
Shares converted to Class A	(41,706)	(1,742,685)	(53)	(1,711)
Dividends reinvested	11,107	447,111	3,778	134,841
Shares redeemed	(192,694)	(7,866,131)	(173,595)	(6,338,659)
Net decrease	(169,100)	$(6,954,915)	(76,122)	$(2,877,615)
Class Z:
Shares sold	255,487	$10,601,221	355,883	$13,070,499
Dividends reinvested	16,155	663,649	5,260	193,579
Shares redeemed	(235,023)	(9,627,218)	(144,335)	(5,248,733)
Net increase	36,619	$1,637,652	216,808	$8,015,345

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 25 Fund
Class P:*
Shares sold	1,052,162	$10,879,952	$—	—
Net increase	1,052,162	$10,879,952	$—	—
Class P-2:**
Shares sold	9,425	$100,000	$—	—
Net increase	9,425	$100,000	$—	—

Alger 35 Fund
Class P:***
Shares sold	750,000	$7,500,000	$—	—
Net increase	750,000	$7,500,000	$—	—
Class P-2:**
Shares sold	9,634	$100,000	$—	—
Net increase	9,634	$100,000	$—	—

* Inception date 12/28/17.
** Inception date 10/31/18.
*** Inception date 3/29/18.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2018 and the year ended October 31, 2017, were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2018	OCTOBER 31, 2017
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$8,471,040	—
Long-term capital gain	198,413,776	$20,512,800
Total distributions paid	$206,884,816	$20,512,800

Alger International Focus Fund
Distributions paid from:
Ordinary Income	$8,955,665	$2,795,164
Long-term capital gain	—	—
Total distributions paid	$8,955,665	$2,795,164

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$1,595,865	—
Total distributions paid	$1,595,865	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017
Alger SMid Cap Focus Fund
Distributions paid from:
Ordinary Income	$19,701,163	—
Long-term capital gain	4,696,051	$19,415,541
Total distributions paid	$24,397,214	$19,415,541

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$1,541,549	—
Total distributions paid	$1,541,549	—

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$7,805,857	—
Total distributions paid	$7,805,857	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$4,820,970	—
Total distributions paid	$4,820,970	—

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$1,565,778	$1,384,793
Long-term capital gain	1,848,851	31,557
Total distributions paid	$3,414,629	$1,416,350

As of October 31, 2018, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	—
Undistributed long-term gains	$265,947,586
Net accumulated earnings	265,947,586
Capital loss carryforwards	—
Late year ordinary income losses	(5,332,050)
Net unrealized appreciation	703,978,483
Total accumulated earnings	$964,594,019

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund
Undistributed ordinary income	$3,719,805
Undistributed long-term gains	—
Net accumulated earnings	3,719,805
Capital loss carryforwards	(3,270,903)
Net unrealized depreciation	(11,311,046)
Total accumulated losses	$(10,862,144)

Alger Mid Cap Growth Fund
Undistributed ordinary income	$1,188,196
Undistributed long-term gains	7,828,527
Net accumulated earnings	9,016,723
Capital loss carryforwards	—
Net unrealized appreciation	13,389,593
Total accumulated earnings	$22,406,316

Alger SMid Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	$26,732,310
Net accumulated earnings	26,732,310
Capital loss carryforwards	—
Late year ordinary income losses	(2,409,631)
Net unrealized appreciation	30,870,908
Total accumulated earnings	$55,193,587

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	$13,540,888
Net accumulated earnings	13,540,888
Capital loss carryforwards	—
Late year ordinary income losses	(233,281)
Net unrealized appreciation	50,367,736
Total accumulated earnings	$63,675,343

Alger Small Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	$17,225,468
Net accumulated earnings	17,225,468
Capital loss carryforwards	—
Net unrealized appreciation	232,170,970
Total accumulated earnings	$249,396,438

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Undistributed ordinary income	$1,800,619
Undistributed long-term gains	12,206,634
Net accumulated earnings	14,007,253
Capital loss carryforwards	—
Net unrealized appreciation	42,662,951
Total accumulated earnings	$56,670,204

Alger Growth & Income Fund
Undistributed ordinary income	$118,074
Undistributed long-term gains	5,002,510
Net accumulated earnings	5,120,584
Capital loss carryforwards	—
Net unrealized appreciation	46,414,084
Total accumulated earnings	$51,534,668

Alger 25 Fund
Undistributed ordinary income	$1,100
Undistributed long-term gains	—
Net accumulated earnings	1,100
Capital loss carryforwards	(36,519)
Net unrealized appreciation	316,120
Total accumulated earnings	$280,701

Alger 35 Fund
Undistributed ordinary income	$75,526
Undistributed long-term gains	—
Net accumulated earnings	75,526
Capital loss carryforwards	—
Net unrealized appreciation	206,844
Total accumulated earnings	$282,370

At October 31, 2018, Alger International Focus Fund and Alger 25 Fund, for federal income tax purposes, had capital loss carryforwards of $3,270,903 and $36,519, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Permanent differences, primarily from net operating losses and real estate investments trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2018:

Alger Capital Appreciation Fund
Distributable earnings	$(23,857,667)
Paid-in Capital	$23,857,667

Alger International Focus Fund
Distributable earnings	$1
Paid-in Capital	$(1)

Alger SMid Cap Focus Fund
Distributable earnings	$1
Paid-in Capital	$(1)

Alger Small Cap Growth Fund
Distributable earnings	$1,704,556
Paid-in Capital	$(1,704,556)

Alger Small Cap Focus Fund
Distributable earnings	$644,215
Paid-in Capital	$(644,215)

Alger Growth & Income Fund
Distributable earnings	$2
Paid-in Capital	$(2)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2018, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$320,598,127	$320,598,127	—	—
Consumer Discretionary	449,566,155	449,566,155	—	—
Consumer Staples	18,080,813	18,080,813	—	—
Energy	9,977,837	9,977,837	—	—
Financials	93,452,245	93,452,245	—	—
Health Care	556,676,353	556,676,353	—	—
Industrials	159,426,250	159,426,250	—	—
Information Technology	866,223,291	865,341,920	—	$881,371
Materials	70,892,472	70,892,472	—	—
TOTAL COMMON STOCKS	$2,544,893,543	$2,544,012,172	—	$881,371
MASTER LIMITED PARTNERSHIP
Financials	7,838,013	7,838,013	—	—
PREFERRED STOCKS
Health Care	837,367	—	—	837,367
Information Technology	4,062,807	—	—	4,062,807
TOTAL PREFERRED STOCKS	$4,900,174	—	—	$4,900,174
REAL ESTATE INVESTMENT TRUST
Real Estate	32,873,539	32,873,539	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,590,505,269	$2,584,723,724	—	$5,781,545

Alger International Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,605,206	—	$2,605,206	—
Consumer Discretionary	36,510,057	$7,592,608	28,917,449	—
Consumer Staples	19,324,519	8,059,999	11,264,520	—
Energy	6,355,862	2,534,865	3,820,997	—
Financials	14,171,438	316,671	13,854,767	—
Health Care	20,269,725	3,801,877	16,467,848	—
Industrials	13,224,073	—	13,224,073	—
Information Technology	14,796,454	4,798,385	9,998,069	—
Materials	5,357,734	—	5,357,734	—
TOTAL COMMON STOCKS	$132,615,068	$27,104,405	$105,510,663	—
TOTAL INVESTMENTS IN SECURITIES	$132,615,068	$27,104,405	$105,510,663	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$15,543,770		$15,543,770	—	—
Consumer Discretionary	26,902,911		26,902,911	—	—
Consumer Staples	5,281,463		5,281,463	—	—
Financials	8,470,075		8,470,075	—	—
Health Care	43,533,971		43,533,971	—	—
Industrials	23,272,657		23,272,657	—	—
Information Technology	44,188,860		44,094,698	—	$94,162
Materials	873,325		873,325	—	—
TOTAL COMMON STOCKS	$168,067,032		$167,972,870	—	$94,162
PREFERRED STOCKS
Health Care	689,575		—	—	689,575
Information Technology	434,056		—	—	434,056
TOTAL PREFERRED STOCKS	$1,123,631		—	—	$1,123,631
REAL ESTATE INVESTMENT TRUST
Real Estate	4,567,468		4,567,468	—	—
RIGHTS
Health Care	1,661,429		—	—	1,661,429
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$175,419,560		$172,540,338	—	$2,879,222

Alger SMid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,780,330	$1,780,330	—	—
Consumer Discretionary	68,580,070	68,580,070	—	—
Energy	3,451,074	3,451,074	—	—
Financials	19,099,947	19,099,947	—	—
Health Care	57,164,660	57,164,660	—	—
Industrials	53,993,324	53,993,324	—	—
Information Technology	98,038,167	98,038,167	—	—
Real Estate	19,077,614	19,077,614	—	—
TOTAL COMMON STOCKS	$321,185,186	$321,185,186	—	—
PREFERRED STOCKS
Health Care	1,265,370	—	—	$1,265,370
TOTAL INVESTMENTS IN SECURITIES	$322,450,556	$321,185,186	—	$1,265,370

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund	TOTAL FUND		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Communication Services	$6,664,462		$6,664,462	—		—
Consumer Discretionary	13,732,776		13,732,776	—		—
Consumer Staples	1,080,169		1,080,169	—		—
Energy	1,046,771		1,046,771	—		—
Financials	2,799,760		2,799,760	—		—
Health Care	58,809,150		58,809,150	—		—
Industrials	6,704,235		6,704,235	—		—
Information Technology	39,017,107		39,017,107	—		—
Materials	2,572,191		2,572,191	—		—
TOTAL COMMON STOCKS	$132,426,621		$132,426,621	—		—
PREFERRED STOCKS
Health Care	159,160		—	—		$159,160
REAL ESTATE INVESTMENT TRUST
Real Estate	1,036,867		1,036,867	—		—
RIGHTS
Health Care	492,134	**	—	—	**	492,134
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—		—	*
TOTAL INVESTMENTS IN SECURITIES	$134,114,782		$133,463,488	—		$651,294

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$168,326,048	$168,326,048	—	—
Energy	16,156,074	16,156,074	—	—
Health Care	1,073,187,307	1,073,187,307	—	—
Industrials	129,397,488	129,397,488	—	—
Information Technology	608,690,979	608,690,979	—	—
Materials	31,905,806	31,905,806	—	—
TOTAL COMMON STOCKS	$2,027,663,702	$2,027,663,702	—	—
RIGHTS
Health Care	33,521	—	—	$33,521
TOTAL INVESTMENTS IN SECURITIES	$2,027,697,223	$2,027,663,702	—	$33,521

Alger Health Sciences Fund	TOTAL FUND		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Health Care	$193,206,220		$187,393,303	$1,368,247		$4,444,670
PREFERRED STOCKS
Health Care	2,900,132		—	—		2,900,132
RIGHTS
Health Care	5,510,314	**	—	—	**	5,510,314
TOTAL INVESTMENTS IN SECURITIES	$201,616,666		$187,393,303	$1,368,247		$12,855,116

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$11,477,549	$11,477,549	—	—
Consumer Discretionary	11,502,137	11,502,137	—	—
Consumer Staples	8,841,182	8,841,182	—	—
Energy	5,863,549	5,863,549	—	—
Financials	14,637,834	14,637,834	—	—
Health Care	16,795,391	16,795,391	—	—
Industrials	10,070,518	10,070,518	—	—
Information Technology	19,601,706	19,601,706	—	—
Materials	1,818,413	1,818,413	—	—
Utilities	1,319,026	1,319,026	—	—
TOTAL COMMON STOCKS	$101,927,305	$101,927,305	—	—
MASTER LIMITED PARTNERSHIP
Energy	548,821	548,821	—	—
Financials	1,382,969	1,382,969	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$1,931,790	$1,931,790	—	—
REAL ESTATE INVESTMENT TRUST
Financials	881,424	881,424	—	—
Real Estate	3,480,797	3,480,797	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$4,362,221	$4,362,221	—	—
SHORT—TERM INVESTMENTS
Money Market Fund	411,140	411,140	—	—
TOTAL INVESTMENTS IN SECURITIES	$108,632,456	$108,632,456	—	—

Alger 25 Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$984,179	$984,179	—	—
Consumer Discretionary	1,775,153	1,775,153	—	—
Financials	959,212	959,212	—	—
Health Care	914,632	914,632	—	—
Industrials	707,215	707,215	—	—
Information Technology	4,835,759	4,835,759	—	—
Materials	233,836	233,836	—	—
TOTAL COMMON STOCKS	$10,409,986	$10,409,986	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	357,152	357,152	—	—
TOTAL INVESTMENTS IN SECURITIES	$10,767,138	$10,767,138	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$949,902	$949,902	—	—
Consumer Discretionary	878,965	811,596	$67,369	—
Financials	508,272	508,272	—	—
Health Care	1,433,681	1,433,681	—	—
Industrials	486,791	486,791	—	—
Information Technology	3,079,103	3,079,103	—	—
TOTAL COMMON STOCKS	$7,336,714	$7,269,345	$67,369	—
REAL ESTATE INVESTMENT TRUST
Real Estate	239,228	239,228	—	—
TOTAL INVESTMENTS IN SECURITIES	$7,575,942	$7,508,573	$67,369	—

* Alger Small Cap Growth Fund’s and Alger Mid Cap Growth Fund’s holdings of JS Kred SPV I, LLC. shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2018.

** Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Neuralstem, Inc.’s rights are classified as a Level 2 investment and are fair valued at zero as of October 31, 2018.

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2017	$881,371	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(24,057)
Included in net change in unrealized appreciation (depreciation) on investments	24,057
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	881,371
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(388)
Included in net change in unrealized appreciation (depreciation) on investments	388
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2017	$8,466,654 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,562,011)
Included in net change in unrealized appreciation (depreciation) on investments	(2,004,469)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	4,900,174
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(3,566,480)

Alger Capital Appreciation Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(387,114)
Included in net change in unrealized appreciation (depreciation) on investments	387,114
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2017	$94,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	94,162
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2017	$1,119,239
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,392
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	1,123,631
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$4,392

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2017	$1,685,090
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(23,661)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	1,661,429
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(23,661)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
	Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2017	$380,215
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(380,215)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(380,215)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Common Stocks
Opening balance at November 1, 2017	$467,533
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(84,928)
Included in net change in unrealized appreciation (depreciation) on investments	61,551
Purchases and sales
Purchases	—
Sales	(444,156)
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2017	$5,709,632
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(425,986)
Included in net change in unrealized appreciation (depreciation) on investments	(1,969,256)
Purchases and sales
Purchases	—
Sales	(2,049,020)
Closing balance at October 31, 2018	1,265,370
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(2,289,105)

Alger SMid Cap Focus Fund	Rights
Opening balance at November 1, 2017	$106,642
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	150,200
Included in net change in unrealized appreciation (depreciation) on investments	(106,642)
Purchases and sales
Purchases	—
Sales	(150,200)
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2017	$158,147
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,013
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	159,160
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$1,013

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2017	$526,690
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	38,800
Included in net change in unrealized appreciation (depreciation) on investments	(34,556)
Purchases and sales
Purchases	—
Sales	(38,800)
Closing balance at October 31, 2018	492,134
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(7,008)

	Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2017	$350,182
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(350,182)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(350,182)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2017	$33,998
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(477)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	33,521
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(477)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2017	$2,912,703
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,531,967
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	4,444,670
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$1,531,967

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2017	$3,233,148
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(333,016)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	2,900,132
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(333,016)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2017	$6,601,101
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	87,200
Included in net change in unrealized appreciation (depreciation) on investments	(1,090,787)
Purchases and sales
Purchases	—
Sales/Conversion	(87,200)
Closing balance at October 31, 2018	5,510,314
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(78,475)

Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,469)
Included in net change in unrealized appreciation (depreciation) on investments	1,469
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(14)
Included in net change in unrealized appreciation (depreciation) on investments	14
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(88,465)
Included in net change in unrealized appreciation (depreciation) on investments	88,465
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Growth & Income Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(15,269)
Included in net change in unrealized appreciation (depreciation) on investments	15,269
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

* Includes securities that are fair valued at zero.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2018	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market Approach	Transaction Price	N/A*	N/A
Preferred Stocks	4,900,174	Market Approach	Time to Exit	3 years	N/A
			Volatility	72%	N/A
			Market Quotation	N/A*	N/A
Alger Mid Cap Growth Fund
Common Stocks	$94,162	Market Approach	Transaction Price	N/A*	N/A
Preferred Stocks	434,056	Market Approach	Transaction Price	N/A*	N/A
Preferred Stocks	689,575	Income Approach	Discount Rate	46.5%-51.5%	N/A
Rights	1,661,429	Income Approach	Discount Rate	6.07%-25.71%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger SMid Cap Focus Fund
Preferred Stocks	$538,542	Market Approach	Time to Exit	3 years	N/A
			Volatility	72%	N/A
Preferred Stocks	726,828	Income Approach	Discount Rate	46.5%-51.5%	N/A

Alger Small Cap Growth Fund
Preferred Stocks	$159,160	Income Approach	Discount Rate	46.5%-51.5%	N/A
Rights	492,134	Income Approach	Discount Rate	6.07%-25.71%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Small Cap Focus Fund
Rights	$33,521	Income Approach	Discount Rate	6.07%-25.71%	N/A

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2018	Methodology	Input	Input/Range	Average Inputs
Alger Health Sciences Fund
Common Stocks	$4,444,670	Market Approach	Revenue Multiple	1.2x-1.6x	N/A
Preferred Stocks	2,817,729	Income Approach	Discount Rate	46.5%-51.5%	N/A
Preferred Stocks	82,403	Market Approach	Time to Exit	3 years	N/A
			Volatility	72%	N/A
Rights	5,510,314	Income Approach	Discount Rate	6.07%-25.71%	N/A

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at October 31, 2018.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

As of October 31, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2018, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$197,771,267	—	$197,771,267	—
Alger International Focus Fund	4,963,897	$10,009	4,953,888	—
Alger Mid Cap Growth Fund	2,100,575	—	2,100,575	—
Alger SMid Cap Focus Fund	11,817,985	—	11,817,985	—
Alger Small Cap Growth Fund	1,321,838	—	1,321,838	—
Alger Small Cap Focus Fund	124,186,224	—	124,186,224	—
Alger Health Sciences Fund	3,637,589	—	3,637,589	—
Alger Growth & Income Fund	1,990,480	—	1,990,480	—
Alger 25 Fund	775,148	—	775,148	—
Alger 35 Fund	116,219	—	116,219	—
Collateral on securities loaned at value:
Alger Growth & Income Fund	$411,140	—	$411,140	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2018, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the year ended October 31, 2018, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $880,899. Forward foreign currency contracts were held during 1 month of the year. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2018, is as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED GAIN (LOSS) ON DERIVATIVES

Alger International Focus Fund

Derivatives not accounted for as hedging instruments

Forward Foreign Currency Contracts	$(991)
Total	$(991)

There were no open derivative instruments as of October 31, 2018.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger International Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger SMid Cap Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Growth Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Health Sciences Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger 25 Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2018. Purchase and sale transactions and dividend income earned during the year were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	82,955	—	(82,955	)*	—	—	$(24,057)	$24,057	—
Preferred Stocks
Choicestream, Inc., Series A*	715,332	—	(715,332	)*	—	—	(572,038)	572,038	—
Choicestream, Inc., Series B*	1,649,956	—	(1,649,956	)*	—	—	(989,973)	989,973	—
Warrants
Choicestream, Inc., 6/22/26*	387,502	—	(387,502	)*	—	—	(387,114)	387,114	—
Corporate Bonds
Choicestream, Inc., 11.00%, 8/5/18*	387,502	—	(387,502	)*	—	—	(388)	388	—
Total						—	$(1,973,570)	$1,973,570	—

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	219,610	—	—	219,610	—	—	$4,392	$689,575
Total					—	—	$4,392	$689,575

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger SMid Cap Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	231,474	—	—	231,474	—	—	$4,629	$726,828
Total					—	—	$4,629	$726,828

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	50,688	—	—	50,688	—	—	$1,013	$159,160
Total					—	—	$1,013	$159,160

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	897,366	—	—	897,366	—	—	$17,947	$2,817,729
Total					—	—	$17,947	$2,817,729

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Growth & Income Fund
Choicestream, Inc.*	5,064	—	(5,064	)*	—	—	$(1,469)	$1,469	—
Preferred Stocks
Choicestream, Inc., Series A*	43,672	—	(43,672	)*	—	—	(34,924)	34,924	—
Choicestream, Inc., Series B*	89,234	—	(89,234	)*	—	—	(53,541)	53,541	—
Warrants
Choicestream, Inc., 6/22/26*	15,285	—	(15,285	)*	—	—	(15,269)	15,269	—
Corporate Bonds
Choicestream, Inc., 11.00%, 8/5/18*	15,285	—	(15,285	)*	—	—	(14)	14	—
Total						—	$(105,217)	$105,217	—

* The position was deemed worthless and written off due to the company being dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds comprised of the Alger Capital Appreciation Fund, Alger International Focus Fund (formerly Alger International Growth Fund), Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund, and Alger 35 Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except Alger 25 Fund and Alger 35 Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds as of October 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund comprising Statement of The Alger Funds Operations	Statements of Financial Changes in Net Assets Highlights
Alger 25 Fund	For the period from December 28, 2017 (commencement of operations) through October 31, 2018
Alger 35 Fund	For the period from March 29, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2018 and ending October 31, 2018.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Six Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$966.80	$6.00	1.21%
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class B	Actual	1,000.00	966.80	9.87	1.99
	Hypothetical(c)	1,000.00	1,015.17	10.11	1.99
Class C	Actual	1,000.00	1,006.20	9.81	1.94
	Hypothetical(c)	1,000.00	1,015.43	9.86	1.94
Class Z	Actual	1,000.00	1,022.00	4.43	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87

Alger International Focus Fund
Class A	Actual	$1,000.00	$799.30	$5.85	1.29%
	Hypothetical(c)	1,000.00	1,018.70	6.56	1.29
Class B	Actual	1,000.00	798.40	9.11	2.01
	Hypothetical(c)	1,000.00	1,015.07	10.21	2.01
Class C	Actual	1,000.00	831.50	9.65	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.61	2.09
Class I	Actual	1,000.00	843.80	5.34	1.15
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class Z	Actual	1,000.00	845.10	4.14	0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53	0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$967.10	$6.45	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class B	Actual	1,000.00	967.20	10.16	2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	1,006.50	10.67	2.11
	Hypothetical(c)	1,000.00	1,014.57	10.71	2.11
Class Z	Actual	1,000.00	1,022.20	5.25	1.03
	Hypothetical(c)	1,000.00	1,020.01	5.24	1.03

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger SMid Cap Focus Fund
Class A	Actual	$1,000.00	$1,006.20	$6.73	1.33%
	Hypothetical(c)	1,000.00	1,018.50	6.77	1.33
Class C	Actual	1,000.00	1,048.00	10.74	2.08
	Hypothetical(c)	1,000.00	1,014.72	10.56	2.08
Class I	Actual	1,000.00	1,061.90	7.02	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Y	Actual	1,000.00	1,063.30	4.52	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87
Class Z	Actual	1,000.00	1,064.00	5.15	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,017.10	$7.02	1.38%
	Hypothetical(c)	1,000.00	1,018.25	7.02	1.38
Class B	Actual	1,000.00	1,018.20	11.34	2.23
	Hypothetical(c)	1,000.00	1,013.96	11.32	2.23
Class C	Actual	1,000.00	1,058.80	11.21	2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97	2.16
Class Z	Actual	1,000.00	1,075.70	5.18	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,078.90	$6.18	1.18%
	Hypothetical(c)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	1,125.20	10.39	1.94
	Hypothetical(c)	1,000.00	1,015.43	9.86	1.94
Class I	Actual	1,000.00	1,139.70	6.31	1.17
	Hypothetical(c)	1,000.00	1,019.31	5.96	1.17
Class Y	Actual	1,000.00	1,140.90	4.75	0.88
	Hypothetical(c)	1,000.00	1,020.77	4.48	0.88
Class Z	Actual	1,000.00	1,140.90	4.69	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,039.70	$5.91	1.15%
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class C	Actual	1,000.00	1,083.00	10.13	1.93
	Hypothetical(c)	1,000.00	1,015.48	9.80	1.93
Class Z	Actual	1,000.00	1,099.40	4.13	0.78
	Hypothetical(c)	1,000.00	1,021.27	3.97	0.78

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$989.60	$5.32	1.06%
	Hypothetical(c)	1,000.00	1,019.86	5.40	1.06
Class C	Actual	1,000.00	1,030.40	9.31	1.82
	Hypothetical(c)	1,000.00	1,016.03	9.25	1.82
Class Z	Actual	1,000.00	1,046.40	3.66	0.71
	Hypothetical(c)	1,000.00	1,021.63	3.62	0.71

Alger 25 Fund
Class P	Actual	$1,000.00	$1,011.40	$3.80	0.75%
	Hypothetical(c)	1,000.00	1,021.42	3.82	0.75
Class P-2*	Actual	1,000.00	1,000.00	—	—
	Hypothetical(c)	1,000.00	1,025.21	—	—

Alger 35 Fund
Class P	Actual	$1,000.00	$1,026.70	$2.04	0.40%
	Hypothetical(c)	1,000.00	1,023.19	2.04	0.40
Class P-2*	Actual	1,000.00	1,000.00	—	—
	Hypothetical(c)	1,000.00	1,025.21	—	—

(a)           Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)           Annualized.

(c)           5% annual return before expenses.

* Class P-2 inception date was October 31, 2018, no expenses were recorded.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger Growth & Income Fund designate $198,413,776, $1,595,865, $4,696,051, $1,541,549, $7,805,857, $4,820,970 and $1,848,851, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2018, 100% of the Alger Capital Appreciation Fund’s and Alger Growth & Income Fund’s dividends qualified for the dividends deduction for corporations. For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of the Alger Capital Appreciation Fund’s, Alger International Focus Fund’s and Alger Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

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Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (57)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	26

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (65)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	26

Roger P. Cheever (73)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	26

Stephen E. O’Neil (85)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	26

David Rosenberg (56)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	26

Nathan E. Saint-Amand M.D. (80)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	26

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

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Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (54) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Analyst Resources, Inc.	2005	N/A

Tina Payne (44) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A

Christopher E. Ullman (33) Assistant Secretary	Associate Counsel of Alger Management since 2016. Formerly, Associate, Legal and Compliance, BlackRock from 2015 to 2016; Compliance Associate, Bridgewater Associates, from 2013 to 2014; and full-time student from 2010 to 2013.	2016	N/A

Michael D. Martins (53) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (63) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

Sergio M. Pavone (57) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

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Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2018 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger SMid Cap Focus Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm that has no material relationship with the Trustees, the Manager or any of its affiliates. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred among themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background

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and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on fees and payments to intermediaries for transfer agency or shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as liquidity risk as well as market conditions. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that successful flagship offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by its work to increase the number of offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares were used as the representative share class for each Fund’s performance results (except for Alger 25 Fund and Alger 35 Fund, for which Class P shares were used). It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel at Board meetings throughout the

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year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting, or had instituted, to improve the performance of those Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Fund — The Peer Group for this Fund consisted of the Fund and 16 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods underperformed the median of its Peer Group, and for the five- and 10-year periods outperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-and three-year periods was 10/17 and 12/17, respectively. The Board also noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods outperformed the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger International Focus Fund  — The Peer Group for this Fund consisted of the Fund and 15 other foreign large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other foreign large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, and five-year periods underperformed the median of its Peer Group and the 50th percentile of its Peer Universe, and for the 10-year period outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board also noted that the Fund’s rank within its Peer Universe for the one-year period was 26/50. The Board concluded that the Fund’s performance was acceptable, noting the addition of two new co-portfolio managers in March 2018 and a change in the Fund’s name and investment strategy from “Alger International Growth Fund” to “Alger International Focus Fund.”

Alger Mid Cap Growth Fund — The Peer Group for this Fund consisted of the Fund and 15 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe, and for the three- and 10-year periods underperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board also noted that the Fund’s rank within its Peer Group for the three-year period was 9/16. Management noted that a new portfolio manager had been added to the Fund in January 2018. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s absolute and relative outperformance for the one-year period. FUSE noted that the Fund had benefited relative to peers in its growth oriented conviction and was among the categories “growthiest” funds as measured by Morningstar’s Value-Growth score.

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Alger SMid Cap Focus Fund - The Peer Group for this Fund consisted of the Fund and 15 other smid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one, three-, five-, and 10-year periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Small Cap Growth Fund - The Peer Group for this Fund consisted of the Fund and 15 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one and three-year periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe, and for the five- and 10-year periods underperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board also noted that the Fund’s rank within its Peer Group for the 10-year period was 7/12. FUSE noted that the Fund’s conviction in its stock selection had provided investors with strong returns over the most recent period. The Board concluded that the Fund’s performance was acceptable.

Alger Small Cap Focus Fund - The Peer Group for this Fund consisted of the Fund and 15 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one, three-, five-, and 10-year periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Health Sciences Fund - The Peer Group for this Fund consisted of the Fund and nine other health funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other health funds. The Board noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Growth & Income Fund — The Peer Group for this Fund consisted of the Fund and 15 other large blend funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large blend funds. The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, but for the three-, five-, and 10-year periods outperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-year period was 9/16. The Board also noted that the Fund’s annualized total return for the three- and 10-year periods outperformed the 50th percentile of its Peer Universe, but for the one- and five-year periods underperformed the 50th percentile of its Peer Universe. The Board noted that the Fund’s rank within its Peer Universe for the five-year period was 65/123. The Board took into account the fact that the Fund had provided consistent returns (including yield) to investors. The Board concluded that the Fund’s performance was acceptable, noting that the Fund ranked in the first quartile of its large blend category based on its 12-month yield as of June 30, 2018.

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Alger 25 Fund and Alger 35 Fund — The Peer Group for each Fund consisted of the Fund and 15 other large cap growth funds. The Peer Universe for each Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that each Fund’s annualized total return since the respective Fund’s inception outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board noted that each Fund had less than one year of performance as of June 30, 2018. The Board concluded that each Fund’s performance was acceptable, especially given the short period of the Funds’ operations.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class A shares for funds in the Peer Group with multiple classes of shares (except for Alger 25 Fund and Alger 35 Fund, for which Class P shares of each Fund and similarly structured share classes of funds in the Peer Group with multiple classes of shares were shown). The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group.

The Board noted that the Management Rate and total net expense ratio for Alger Capital Appreciation Fund were above the medians of the Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rates and total net expense ratios for the Alger Growth & Income Fund, Alger Health Sciences Fund, Alger Small Cap Focus Fund, Alger 25 and Alger 35 were below the medians of their respective Peer Groups. The Board also noted the fulcrum fee structure of the investment management fee for the Alger 25 Fund and Alger 25 Fund. The Board concluded that the Management Rates charged to such Funds are reasonable.

The Board noted that the Management Rates for the Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, and Alger SMid Cap Focus Fund were at or below the medians of their respective Peer Group and the total net expense ratios for such Funds were above the medians of their respective Peer Group. The Board concluded that the Management Rates charged to such Funds are reasonable. In doing so, the Board noted, with respect to Alger SMid Cap Focus Fund, that the Sub-Adviser is paid

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by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates, in providing investment management and other services to each Fund during the year ended June 30, 2018. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, and Alger Small Cap Growth Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

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Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

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Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

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Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter. The Funds’ Forms N-CSR and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure,

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and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 9923863 to obtain such information.

At an in-person meeting held on December 12, 2017, the Trustees, including the Independent Trustees, unanimously approved adoption of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”) as the investment agreement for each of two newly-created series of the Trust: Alger 25 Fund and Alger 35 Fund (together, the “New Funds”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials provided in advance of the meeting by Alger Management and by counsel. They had also reviewed pertinent materials at their previous meeting on September 12, 2017, in the course of renewing the Agreement on behalf of the Trust and its existing series (the “Other Funds”; together with the New Funds, “Funds”) for the year ending October 31, 2018. The materials considered at the September meeting had, in addition to materials there provided by Alger Management and counsel, included a presentation and analysis of the Other Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with the Trustees, Alger Management or its affiliates.

Nature, Extent and Quality of Services

In deciding whether to approve adoption of the Agreement on behalf of the New Funds, the Trustees considered certain factors, among which the nature, quality and extent of the services currently provided to the Trust by Alger Management, and those that could specifically be expected to be provided to the New Funds, played a major role. They noted that under the Agreement, Alger Management is responsible for managing the investment operations of the Funds. They considered the background and experience of Alger Management’s senior investment management personnel. They also considered the resources and practices of Alger Management in managing the portfolios of the Other Funds, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks, in which the New Funds would primarily invest, and that Alger Management’s investment management team includes several individuals with deep and successful

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backgrounds in international investing, in which both of the New Funds might be expected to engage to some extent. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds, including the New Funds, are considerable. They also considered the administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Alger Management, the strengthened legal, control and compliance environment at Alger Management and within the Trust and Alger Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, security procedures and personnel training.

As to the New Funds in particular, both would be managed with a “focus” strategy, involving maintenance under normal circumstances of a relatively limited portfolio of securities. In this connection, the Trustees noted that three of the Other Funds already employed such a strategy and were being well-received in the marketplace. Also, both of the New Funds would, under normal circumstances, tend to focus on the technology and health care sectors and would therefore benefit from expertise in those areas, which the Trustees noted was well represented among Alger Management’s portfolio management and analyst personnel. In addition, the proposed portfolio managers for the New Fund were well-known to the Trustees and highly respected.

After review, the Trustees determined that the nature, extent and quality of the services that the New Funds could be expected to receive were highly satisfactory.

Investment Performance of the New Funds

Because the New Funds were newly formed and had not commenced operations, the Trustees could not consider performance data for those Funds. However, they did consider information provided by Alger Management showing that the performance of the existing focused Other Funds of the Trust, investing respectively in large-cap, mid-cap and small-cap stocks, had been outperforming for the year-to-date, one-year and two-year periods ending November 30, 2017, as measured by Morningstar. In light of that information and their familiarity with the achievements of the proposed portfolio managers for the New Funds, the Trustees concluded that the prospects for the performance of the New Funds were promising.

New Fund Advisory Fees

The proposed advisory fees for the New Funds were identical; each was a “fulcrum” fee, under which the Fund would pay a base fee, which would increase to a specified cap to the extent that the Fund’s performance exceeded its benchmark by a specified percentage and fall to a specified floor below the base fee to the extent that the Fund’s performance fell toward or to its benchmark. The Trustees noted that the base fee was well within the range of set fees paid by the Other Funds, would, at its highest increase in the event of superior New Fund performance, not exceed the highest fees paid by Other Funds managed by Alger Management, and would decrease below the base fee in the case of inferior or even mediocre performance. After review and discussion, the Trustees determined that the fee, including its built-in tie to the New Fund’s performance (thus providing an incentive

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

to Alger Management), was acceptable. In that connection, the Trustees also noted that Alger Management would enter into an irrevocable agreement with the Trust to reimburse ordinary expenses of each New Fund, other than the advisory fee, that exceeded a specified percentage of that Fund’s average daily net assets.

Profitability to Alger Management and its Affiliates; Economies of Scale

Among the factors normally considered by the Trustees in approving annual renewals of the Agreement was the profitability of the Agreement to Alger Management and its affiliates. However, because the New Funds had not commenced operations, the Trustees decided to consider that factor when the occasion for renewing the Agreement for the New Funds would arise. Similarly, the Trustees determined that considering whether economies of scale would be obtained as the New Funds grew and whether such economies, if any, would be shared with the New Funds’ shareholders would be premature and should await growth of the New Funds.

Other Benefits to Alger Management

The Trustees also normally consider whether Alger Management benefits from its relationship with the Trust in ways other than its receipt of advisory fees. At their September meeting, in renewing the Agreement for the Other Funds, they had noted that Alger Management maintains soft-dollar arrangements in connection with the Other Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and their annual advisory agreement deliberations. The Trustees also noted at their September meeting that Alger Management receives fees from the Other Funds under the Fund Administration Agreement and the Shareholder Administrative Services Agreement, and that Alger Inc. provides a considerable portion of the Other Funds’ equity brokerage and receives shareholder servicing fees from the Other Funds as well. Expecting that such benefits would be likely also to accrue in connection with the New Funds, the Trustees decided that they would consider information regarding such benefits in reviewing the profitability of the New Funds to Alger Management at their contract renewal meeting, after the New Funds had commenced operations. As to other benefits likely to be received, the Trustees again determined that none were likely to be so significant as to render Alger Management’s proposed fees excessive.

Conclusions and Determinations

At the conclusion of these discussions, each of the Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to adoption of the Investment Advisory Agreement on behalf of the New Funds. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each New Fund:

•                  The Board concluded that the nature, extent and quality of the services to be provided to the New Fund by Alger Management are satisfactory and appropriate.

•                  The Board determined that the New Fund’s performance was likely to be acceptable.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

•                  The Board concluded that the advisory fee to be paid to Alger Management by the New Fund is acceptable.

•                  In light of the fact that the New Fund was newly formed, the Board determined to consider the profitability of the New Fund to Alger Management, and whether economies of scale would arise in the management of the New Fund and, if so whether they would be shared with New Fund shareholders, at a later date, when information as to these matters can be expected to be available.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each New Fund that adoption of the Investment Advisory Agreement was in the best interests of the New Fund and its shareholders.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219432

Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2018	$338,900
October 31, 2017	$279,600

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2018	$72,659
October 31, 2017	$63,017

d) All Other Fees:

October 31, 2018	$15,776
October 31, 2017	$15,616

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2018	$232,868 €94,474
October 31, 2017	$224,414, €94,197

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a)         A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 20, 2018

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: December 20, 2018